FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-171508-04

November 7, 2012

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,388,928,224
(Approximate Mortgage Pool Balance)

$1,083,364,000
(Offered Certificates)

GS Mortgage Securities Trust 2012-GCJ9
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2012-GCJ9

Jefferies LoanCore LLC
Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Archetype Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or m´ore classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Jefferies

Citigroup
Co-Lead Managers and Joint Bookrunners

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated November 8, 2012 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Jefferies & Company, Inc. or Citigroup Global Markets Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Jefferies & Company, Inc. or Citigroup Global Markets Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s/Fitch/KBRA)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$72,318,000		30.000%(5)	[___]%	(6)	2.39	12/12 – 06/17
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$202,504,000		30.000%(5)	[___]%	(6)	4.80	06/17 – 11/17
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$607,410,000		30.000%(5)	[___]%	(6)	9.78	06/22 – 11/22
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$90,017,000		30.000%(5)	[___]%	(6)	7.32	11/17 – 06/22
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$1,083,364,000	(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class A-S	Aaa(sf) / AAA(sf) / AAA(sf)	$111,115,000		22.000%	[___]%	(6)	9.95	11/22 – 11/22

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s/Fitch/KBRA)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	Ba3 / NR / AAA(sf)	$305,564,224	(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class B	Aa3(sf) / AA-(sf) / AA-(sf)	$90,280,000		15.500%	[___]%	(6)	9.95	11/22 – 11/22
Class C	A3(sf) / A-(sf) / A-(sf)	$57,293,000		11.375%	[___]%	(6)	9.95	11/22 – 11/22
Class D	Baa3(sf) / BBB-(sf) / BBB-(sf)	$57,293,000		7.250%	[___]%	(6)	9.95	11/22 – 11/22
Class E	Ba2(sf) / BB(sf) / BB(sf)	$27,779,000		5.250%	[___]%	(6)	9.95	11/22 – 11/22
Class F	B2(sf) / B(sf) / B+(sf)	$22,570,000		3.625%	[___]%	(6)	9.95	11/22 – 11/22
Class G	NR / NR / NR	$50,349,224		0.000%	[___]%	(6)	9.95	11/22 – 11/22
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc., Fitch, Inc and Kroll Bond Rating Agency, Inc.  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s Investors Service, Inc., Fitch, Inc. and Kroll Bond Rating Agency, Inc. have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class X-A and Class X-B certificates will not have principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates from time to time.  The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B, Class C, Class D, Class E, Class F and Class G certificates from time to time.

(8)
The pass-through rate on the Class X-A certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,388,928,224
Number of Mortgage Loans	74
Number of Mortgaged Properties	135
Average Cut-off Date Mortgage Loan Balance	$18,769,300
Weighted Average Mortgage Interest Rate	4.8853%
Weighted Average Remaining Term to Maturity (months)	110
Weighted Average Remaining Amortization Term (months)(2)	345
Weighted Average Cut-off Date LTV Ratio(3)	61.9%
Weighted Average Maturity Date LTV Ratio(4)	51.6%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	1.66x
Weighted Average Debt Yield on Underwritten NOI(6)	11.1%
% of Mortgage Loans with Additional Debt	19.4%
% of Mortgaged Properties with Single Tenants	2.6%

(1)
Each of the Gansevoort Park Avenue mortgage loan, the Miami Center mortgage loan and the 222 Broadway mortgage loan, has a related pari passu companion loan and calculations include the related pari passu companion loan unless otherwise indicated. These loans will be serviced pursuant to the pooling and servicing agreement for the CGCMT 2012-GC8 transaction. In addition, all statistics presented in this Term Sheet with respect to the Green Exchange mortgage loan assume that the second lien mortgage encumbering the related mortgaged property is subordinate to the entire principal balance of the Green Exchange mortgage loan as of the Cut-off Date.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to the Reston Commons mortgaged property and the Hurstbourne Office Portfolio-Neustar Building mortgaged property, the Cut-off Date LTV Ratio for the related mortgage loan is calculated based on the “as stabilized” appraised value. The Cut-off Date LTV Ratio for the mortgage pool calculated based on the “as-is” appraised value of the Reston Commons and Hurstbourne Office Portfolio mortgage loans is 62.2%.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 22 mortgage loans representing approximately 31.9% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Jefferies & Company, Inc. Citigroup Global Markets Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,388,928,224
Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Rialto Capital Advisors, LLC
Trustee:	U.S. Bank National Association
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	November 2012
Closing Date:	November 29, 2012
Cut-off Date:	For each mortgage loan, the related due date in November 2012
Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2012
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2045
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,388,928,224 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 74 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,388,928,224 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $18,769,300 and are secured by 135 mortgaged properties located throughout 28 states

—	LTV: 61.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.66x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.1% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-AB

■	Loan Structural Features:

—	Amortization: 82.4% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	61.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	21.3% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 54.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 73.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 69 mortgage loans representing 85.6% of the Initial Pool Balance

–	Insurance: 64 mortgage loans representing 63.4% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 70 mortgage loans representing 77.1% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 32 mortgage loans representing 53.6% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 79.8% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

–	4.1% of the mortgage loans by Initial Pool Balance permit either defeasance or yield maintenance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Total Pool:

—	Office: 34.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Hospitality: 17.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Mixed Use: 16.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Retail: 12.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (9.0% are anchored retail properties)

—	Multifamily: 12.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■
Geographic Diversity:  The 135 mortgaged properties are located throughout 28 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (24.2%), California (16.7%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Jefferies LoanCore LLC	18	24	$527,119,321	38.0%
Goldman Sachs Mortgage Company	12	23	411,105,625	29.6
Citigroup Global Markets Realty Corp.	30	50	313,430,906	22.6
Archetype Mortgage Funding I LLC	14	38	137,272,372	9.9
Total	74	135	$1,388,928,224	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Bristol Portfolio	$140,000,000	10.1%	Various	Various	$506	1.78	x	9.0%	40.5%
Pinnacle I	129,000,000	9.3	Office	393,411	$328	1.66	x	10.2%	57.6%
Cooper Hotel Portfolio	95,250,000	6.9	Hospitality	2,128	$44,760	1.44	x	13.9%	67.0%
Jamaica Center	81,000,000	5.8	Mixed Use	215,806	$375	1.61	x	9.8%	64.5%
9201 Sunset	70,000,000	5.0	Office	168,923	$414	2.60	x	11.1%	54.5%
Gansevoort Park Avenue	65,000,000	4.7	Hospitality	249	$562,249	1.77	x	12.5%	50.4%
Miami Center	57,256,493	4.1	Office	786,836	$218	1.41	x	10.2%	64.1%
North Street Portfolio	50,954,089	3.7	Multifamily	538	$94,710	1.20	x	8.6%	71.5%
TMI Hotel Portfolio	47,326,591	3.4	Hospitality	766	$61,784	1.74	x	13.8%	62.0%
222 Broadway	35,000,000	2.5	Office	776,448	$174	2.08	x	10.8%	58.7%
Top 10 Total / Wtd. Avg.	$770,787,173	55.5%				1.72	x	10.8%	57.2%
Remaining Total / Wtd. Avg.	618,141,051	44.5				1.59	x	11.4%	67.8%
Total / Wtd. Avg.	$1,388,928,224	100.0%				1.66	x	11.1%	61.9%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Gansevoort Park Avenue	$65,000,000	$75,000,000	$140,000,000	CGCMT 2012-GC8	1.77	x	12.5%	50.4%
Miami Center	$57,256,493	$114,512,986	$171,769,480	CGCMT 2012-GC8	1.41	x	10.2%	64.1%
222 Broadway	$35,000,000	$100,000,000	$135,000,000	CGCMT 2012-GC8	2.08	x	10.8%	58.7%

Mortgage Loans with Existing Secured, Mezzanine and Other Financing
Mortgage Loan Name	Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Mezzanine / Other Debt Interest Rate	Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Cooper Hotel Portfolio	$95,250,000	$16,750,000	NA	$112,000,000	12.0000%	6.6950%	67.0%	78.8%	1.44x	1.12x
Gansevoort Park Avenue	$65,000,000	$20,000,000	NA	$160,000,000	10.5000%	5.7050%	50.4%	57.6%	1.77x	1.43x
North Street Portfolio	$50,954,089	$1,000,000	NA	$51,954,089	12.2500%(4)	5.8063%	71.5%	72.9%	1.20x	1.16x
Green Exchange(2)	$26,500,000	NA	$15,000,000	NA	3M LIBOR+20bps	NA	69.4%	NA	2.05x	NA
First State Plaza	$19,456,146	$3,038,152	NA	$22,494,298	6.7000%	6.7000%	76.8%	88.7%	1.24x	1.07x
Mansell Commons(3)	$11,651,784	NA	$5,950,000	NA	Various	Various	65.5%	NA	1.32x	NA

(1)
The Total Debt Interest Rate is the weighted average of the non-default interest rates on the subject mortgage loan and the related mezzanine loan as of the cut-off date (and, in the case of the North Street Portfolio mezzanine loan, which accrues interest at one-month LIBOR + 12%, assuming one-month LIBOR is 0.25% per annum).

(2)
The Green Exchange mortgaged property is subject to a $15,000,000 second lien mortgage loan held by the City of Chicago, Illinois (the “Green Exchange Second Lien Loan”). The Green Exchange Second Lien Loan is subordinate to only $20,000,000 of the Green Exchange mortgage loan that is to be securitized (such mortgage loan, in its entirety, the “Green Exchange Loan”), but approval to increase this amount to $26,500,000 is pending with the City Counsel of the City of Chicago. If such approvals are not obtained by January 15, 2013, a $6,500,000 reserve will be applied to prepay the Green Exchange Loan with yield maintenance. If such approvals are obtained by that date, such reserve funds will be released to the borrower to, among other things, fund certain fees and escrows. The statistical presentation of the Green Exchange Loan in this Term Sheet assumes that the Green Exchange Loan is entirely senior to the entire Green Exchange Second Lien Loan.

(3)
There are $5,950,000 of existing notes secured by the partnership interests in the sole member of the mortgage borrower. The notes are subject to consent, subordination and standstill agreements that prohibit the taking of any action to collect on such notes until the related mortgage loan is paid in full.

(4)	Assuming one-month LIBOR is 0.25% per annum.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgage Loans(1)(2)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance	% of Initial Pool Balance	Previous Securitization(s)
Pinnacle I	JLC	Burbank	CA	Office	$129,000,000	9.3%	GCCFC 2003-C2
Jamaica Center	JLC	Jamaica	NY	Mixed Use	$81,000,000	5.8%	GCCFC 2002-C1
9201 Sunset	JLC	West Hollywood	CA	Office	$70,000,000	5.0%	GCCFC 2005-GG5
Gansevoort Park Avenue	CGMRC	New York	NY	Hospitality	$65,000,000	4.7%	CGCMT 2012-GC8 (pari passu)
Miami Center	CGMRC	Miami	FL	Office	$57,256,493	4.1%	GSMS 2003-C1; LBUBS 2007-C7; CGCMT 2012-GC8 (pari passu)
Homewood Suites - Houston, TX	CGMRC	Houston	TX	Hospitality	$7,393,532	0.5%	WBCMT 2005-C17
Residence Inn - Peoria, AZ	CGMRC	Peoria	AZ	Hospitality	$5,935,793	0.4%	WBCMT 2005-C17
Residence Inn - Waco, TX	CGMRC	Waco	TX	Hospitality	$5,306,769	0.4%	WBCMT 2005-C17
Homewood Suites- Maumee, OH	CGMRC	Maumee	OH	Hospitality	$5,161,993	0.4%	WBCMT 2005-C17
Fairfield Inn - Cheyenne, WY	CGMRC	Cheyenne	WY	Hospitality	$4,937,342	0.4%	MLMT 2005-MCP1
Hampton Inn - Shawnee, OK	CGMRC	Shawnee	OK	Hospitality	$4,522,984	0.3%	MLMT 2005-MCP1
Homewood Suites - Grand Rapids, MI	CGMRC	Grand Rapids	MI	Hospitality	$4,298,333	0.3%	WBCMT 2005-C17
TownePlace Suites - Houston, TX	CGMRC	Houston	TX	Hospitality	$4,143,573	0.3%	WBCMT 2005-C17
Fairfield Inn & Suites - Racine, WI	CGMRC	Mount Pleasant	WI	Hospitality	$3,564,471	0.3%	MLMT 2005-MCP1
Fairfield Inn - Mankato, MN	CGMRC	Mankato	MN	Hospitality	$2,061,802	0.1%	WBCMT 2005-C17
222 Broadway	GSMC	New York	NY	Office	$35,000,000	2.5%	CGCMT 2012-GC8 (pari passu)
Chase Tower Milwaukee	GSMC	Milwaukee	WI	Office	$25,500,000	1.8%	MSC 2007-XLFA
Reston Commons	GSMC	Reston	VA	Office	$22,700,000	1.6%	CSFB 2003-CK2
Hanes Commons	GSMC	Winston-Salem	NC	Retail	$19,800,000	1.4%	BSCMS 2003-T10
First State Plaza	JLC	Stanton	DE	Retail	$19,456,146	1.4%	JPMCC 2005-LDP4
Abercorn Common	AMF I	Savannah	GA	Retail	$19,000,000	1.4%	GCCFC 2007-GG9
1st American Storage (San Antonio)	JLC	San Antonio	TX	Self Storage	$7,222,066	0.5%	MSC 2007-IQ15
1st American Storage (Floresville)	JLC	Floresville	TX	Self Storage	$2,427,934	0.2%	MSC 2007-IQ15
Kinderton Place	GSMC	Bermuda Run	NC	Retail	$8,600,000	0.6%	WBCMT 2003-C3
40 Hart Street	AMF I	New Britain	CT	Office	$8,250,000	0.6%	LBCMT 1998-C1
Park Place MHP	AMF I	Mesa	AZ	Manufactured Housing	$8,000,000	0.6%	CSFB 2003-C3
Pinewood MHC	CGMRC	Tomball	TX	Manufactured Housing	$7,804,955	0.6%	JPMCC 2002-CIB5
Milford Mill Shopping Center	AMF I	Windsor Mill	MD	Retail	$4,994,599	0.4%	GCCFC 2002-C1
Berkley Hills Apartments	AMF I	Madison	TN	Multifamily	$4,844,266	0.3%	JPMCC 2005-CB13
800-805 Peachtree Street	CGMRC	Atlanta	GA	Retail	$4,744,589	0.3%	LBUBS 2002-C4
Village at Whitehall	CGMRC	Charlotte	NC	Retail	$4,312,314	0.3%	WBCMT 2006-C24
Barry Plaza	CGMRC	Chicago	IL	Retail	$3,940,999	0.3%	SASC 1996-CFL
Robin MHC	CGMRC	Mantua	OH	Manufactured Housing	$2,730,517	0.2%	MSC 1997-HF1; CSFB 2005-C1
Mill Creek Apartments	CGMRC	Clio	MI	Multifamily	$2,065,000	0.1%	CSFB 2002-CKS4

(1)
The table above represents the most recent securitization with respect to the mortgaged property securing the related mortgage loan, based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	19	$479,730,503	34.5%	1.80	x	61.5%	11.1%
General Suburban	11	247,525,010	17.8	1.64	x	62.0%	11.0%
CBD	4	144,256,493	10.4	1.73	x	62.2%	11.3%
Medical	4	87,949,000	6.3	2.37	x	58.6%	10.9%
Hospitality	28	$248,960,323	17.9%	1.64	x	61.0%	13.7%
Full Service	10	142,152,000	10.2	1.59	x	59.4%	13.3%
Extended Stay	9	54,217,367	3.9	1.76	x	60.8%	14.5%
Limited Service	9	52,590,956	3.8	1.64	x	65.6%	14.0%
Mixed Use	4	$234,535,826	16.9%	1.69	x	50.6%	9.4%
Retail / Office / Multifamily	1	137,691,640	9.9	1.78	x	40.5%	9.0%
Retail / Office	1	81,000,000	5.8	1.61	x	64.5%	9.8%
Warehouse / Office / Retail	1	11,651,784	0.8	1.32	x	65.5%	11.4%
Self Storage / Retail / Office	1	4,192,402	0.3	1.35	x	74.1%	10.2%
Retail	21	$178,107,661	12.8%	1.53	x	71.2%	10.6%
Anchored	9	124,913,721	9.0	1.50	x	72.3%	10.4%
Unanchored	6	27,447,319	2.0	1.67	x	66.8%	11.5%
Power Center / Big Box	1	12,278,250	0.9	1.51	x	74.9%	10.2%
Single Tenant Retail	4	7,289,378	0.5	1.47	x	66.8%	10.2%
Shadow Anchored	1	6,178,994	0.4	1.65	x	67.6%	12.6%
Multifamily	40	$170,546,608	12.3%	1.43	x	69.3%	10.2%
Garden	29	95,256,592	6.9	1.48	x	68.6%	10.6%
Mid Rise	6	27,175,482	2.0	1.31	x	67.2%	9.0%
Garden / Military	2	20,230,453	1.5	1.31	x	78.6%	9.4%
Senior Living	2	17,984,082	1.3	1.50	x	71.8%	10.8%
Student Housing	1	9,900,000	0.7	1.43	x	58.2%	10.8%
Self Storage	19	$56,168,474	4.0%	1.55	x	62.8%	10.4%
Manufactured Housing	4	$20,878,830	1.5%	1.56	x	69.2%	10.4%
Total / Wtd. Avg.	135	$1,388,928,224	100.0%	1.66	x	61.9%	11.1%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI	% of Total Underwritten NOI
New York	7	$336,000,000	24.2%	$1,005,600,000	35.9%	$54,905,355	29.6%
California	7	231,432,606	16.7	398,410,000	14.2	24,036,855	13.0
Florida	13	115,074,735	8.3	355,275,000	12.7	24,550,887	13.2
Illinois	28	103,372,378	7.4	158,550,000	5.7	11,869,494	6.4
North Carolina	8	83,416,283	6.0	115,275,000	4.1	8,738,584	4.7
Pennsylvania	4	75,442,899	5.4	103,500,000	3.7	7,557,109	4.1
Georgia	8	61,585,583	4.4	93,500,000	3.3	7,062,308	3.8
Tennessee	8	59,427,348	4.3	87,780,000	3.1	8,208,166	4.4
Michigan	11	56,685,102	4.1	86,180,000	3.1	7,134,830	3.8
Texas	8	52,756,072	3.8	77,490,000	2.8	6,130,548	3.3
Wisconsin	2	29,064,471	2.1	52,100,000	1.9	3,611,607	1.9
South Carolina	8	23,259,715	1.7	41,600,000	1.5	2,798,735	1.5
Virginia	1	22,700,000	1.6	32,000,000	1.1	3,150,369	1.7
Delaware	1	19,456,146	1.4	25,350,000	0.9	1,966,708	1.1
Kentucky	3	16,500,000	1.2	20,850,000	0.7	1,651,670	0.9
Connecticut	2	16,030,313	1.2	21,500,000	0.8	1,591,353	0.9
Alabama	1	13,984,806	1.0	19,100,000	0.7	1,527,178	0.8
Arizona	2	13,935,793	1.0	22,500,000	0.8	1,626,137	0.9
Ohio	3	10,892,510	0.8	15,350,000	0.5	1,471,183	0.8
New Jersey	1	8,250,000	0.6	11,000,000	0.4	823,411	0.4
West Virginia	1	6,977,375	0.5	11,300,000	0.4	1,146,608	0.6
Nevada	1	6,450,000	0.5	9,400,000	0.3	710,703	0.4
Indiana	2	6,291,111	0.5	8,800,000	0.3	656,971	0.4
Maryland	1	4,994,599	0.4	8,400,000	0.3	607,214	0.3
Wyoming	1	4,937,342	0.4	7,300,000	0.3	680,548	0.4
Oklahoma	1	4,522,984	0.3	6,600,000	0.2	618,238	0.3
Colorado	1	3,426,251	0.2	5,000,000	0.2	380,905	0.2
Minnesota	1	2,061,802	0.1	4,400,000	0.2	285,733	0.2
Total	135	$1,388,928,224	100.0%	$2,804,110,000	100.0%	$185,499,407	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
	Number		% of				% of
	of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
2,065,000 - 5,000,000	21	$78,713,119	5.7%	40.5 - 44.9	1	$140,000,000	10.1%
5,000,001 - 10,000,000	23	169,250,634	12.2	45.0 - 49.9	2	22,944,589	1.7
10,000,001 - 20,000,000	14	220,267,566	15.9	50.0 - 54.9	4	147,594,014	10.6
20,000,001 - 30,000,000	6	149,909,732	10.8	55.0 - 59.9	9	250,317,035	18.0
30,000,001 - 50,000,000	2	82,326,591	5.9	60.0 - 64.9	11	234,411,477	16.9
50,000,001 - 70,000,000	4	243,210,582	17.5	65.0 - 69.9	19	258,562,209	18.6
70,000,001 - 110,000,000	2	176,250,000	12.7	70.0 - 74.9	23	275,912,301	19.9
110,000,001 - 140,000,000	2	269,000,000	19.4	75.0 - 78.6	5	59,186,599	4.3
Total	74	$1,388,928,224	100.0%	Total	74	$1,388,928,224	100.0%
				(1) Cut-off Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 2 of the mortgage loans. See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage		Pool	Distribution of Maturity Date LTV Ratios(1)
Range of UW DSCR (x)	Loans	Cut-off Date Balance	Balance				% of
1.20 - 1.29	4	$88,104,563	6.3%		Number of		Initial
1.30 - 1.39	8	77,397,541	5.6	Range of Maturity	Mortgage		Pool
1.40 - 1.49	15	261,300,814	18.8	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1.50 - 1.59	12	149,807,574	10.8	30.0 - 39.9	7	$130,322,759	9.4%
1.60 - 1.69	16	330,225,494	23.8	40.0 - 44.9	7	179,049,683	12.9
1.70 - 1.79	8	288,001,707	20.7	45.0 - 49.9	7	108,369,557	7.8
1.80 - 1.99	3	21,109,553	1.5	50.0 - 54.9	17	559,694,588	40.3
2.00 - 2.60	8	172,980,978	12.5	55.0 - 59.9	16	142,460,653	10.3
Total	74	$1,388,928,224	100.0%	60.0 - 64.9	17	222,847,780	16.0
(1) See footnote (5) to the table entitled “Mortgage Pool Characteristics” above.				65.0 - 70.1	3	46,183,205	3.3
				Total	74	$1,388,928,224	100.0%
Distribution of Amortization Types(1)
(1)    Maturity Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 22 of the mortgage loans. See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

			% of
	Number of		Initial
	Mortgage		Pool
Amortization Type	Loans	Cut-off Date Balance	Balance	Distribution of Loan Purpose
Amortizing (30 Years)	47	$618,020,073	44.5%				% of
Amortizing (25 Years)	11	203,021,214	14.6		Number of		Initial
Amortizing (20 Years)	4	24,278,170	1.7		Mortgage		Pool
Amortizing (27.5 Years)	1	2,730,517	0.2	Loan Purpose	Loans	Cut-off Date Balance	Balance
Interest Only, Then	8	295,878,250	21.3	Refinance	51	$826,318,021	59.5%
Amortizing(2)				Acquisition	18	222,146,514	16.0
Interest Only	3	245,000,000	17.6	Recapitalization	5	340,463,690	24.5
Total	74	$1,388,928,224	100.0%	Total	74	$1,388,928,224	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 3 to 60 months.				Distribution of Mortgage Interest Rates
							% of
Distribution of Lockboxes					Number of		Initial
			% of	Range of Mortgage	Mortgage		Pool
	Number of		Initial	Interest Rates (%)	Loans	Cut-off Date Balance	Balance
	Mortgage		Pool	3.950 - 4.250	2	$199,000,000	14.3%
Lockbox Type	Loans	Cut-off Date Balance	Balance	4.251 - 4.500	9	206,224,327	14.8
Hard	29	$752,586,703	54.2%	4.501 - 4.750	11	115,191,069	8.3
Soft	16	250,354,371	18.0	4.751 - 5.000	25	413,725,225	29.8
Springing	19	152,385,864	11.0	5.001 - 5.250	14	177,671,166	12.8
Hard(Commercial)/				5.251 - 6.700	13	277,116,437	20.0
Soft(Residential)	1	140,000,000	10.1	Total	74	$1,388,928,224	100.0%
None	9	93,601,286	6.7
Total	74	$1,388,928,224	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.6 - 9.9	12	$364,485,079	26.2%	Interest Only	3	$245,000,000	17.6%
10.0 - 10.9	27	466,706,868	33.6	240 - 300	16	237,199,384	17.1
11.0 - 11.9	13	186,617,937	13.4	301 - 360	55	906,728,840	65.3
12.0 - 12.9	7	118,231,977	8.5	Total	74	$1,388,928,224	100.0%
13.0 - 13.9	7	212,382,948	15.3	(1) All of the mortgage loans will have balloon payments at maturity.
14.0 - 15.9	5	23,861,039	1.7
16.0 - 18.4	3	16,642,375	1.2	Distribution of Remaining Amortization Terms(1)
Total	74	$1,388,928,224	100.0%	Range of			% of
(1) See footnote (6) to the table entitled “Mortgage Pool Characteristics” above.				Remaining	Number of		Initial
				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	3	$245,000,000	17.6%
			% of	237 - 300	16	237,199,384	17.1
Range of	Number of		Initial	301 - 360	55	906,728,840	65.3
Debt Yields on	Mortgage		Pool	Total	74	$1,388,928,224	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
8.4 - 8.9	6	$240,905,482	17.3%
9.0 - 9.9	25	505,644,623	36.4	Distribution of Prepayment Provisions
10.0 - 10.9	24	400,600,424	28.8				% of
11.0 - 11.9	7	98,589,109	7.1		Number of		Initial
12.0 - 12.9	4	84,829,438	6.1	Prepayment	Mortgage		Pool
13.0 - 14.9	6	49,316,773	3.6	Provision	Loans	Cut-off Date Balance	Balance
15.0 - 15.9	2	9,042,375	0.7	Defeasance	66	$1,107,788,219	79.8%
Total	74	$1,388,928,224	100.0%	Yield Maintenance	7	223,883,512	16.1
(1) See footnotes (6) to the table entitled “Mortgage Pool Characteristics” above.				Defeasance or Yield
				Maintenance	1	57,256,493	4.1
				Total	74	$1,388,928,224	100.0%
Mortgage Loans with Original Partial Interest Only Periods
Range of Original			% of	Distribution of Escrow Types
Partial Interest	Number of		Initial				% of
Only Period	Mortgage		Pool		Number of		Initial
(months)	Loans	Cut-off Date Balance	Balance		Mortgage		Pool
3 - 24	5	$131,900,000	9.5%	Escrow Type	Loans	Cut-off Date Balance	Balance
25 - 36	1	$12,278,250	0.9%	Replacement
37 - 60	2	$151,700,000	10.9%	Reserves(1)	70	$1,070,928,224	77.1%
				Real Estate Tax	69	$1,188,274,847	85.6%
Distribution of Original Terms to Maturity				Insurance	64	$881,006,182	63.4%
			% of	TI/LC(2)	32	$478,372,826	53.6%
Range of Original	Number of		Initial	(1) Includes mortgage loans with FF&E reserves.
Term to Maturity	Mortgage		Pool	(2) Percentage of total office, retail, industrial and mixed use properties only.
(months)	Loans	Cut-off Date Balance	Balance
60	6	$210,127,184	15.1%
120	68	1,178,801,041	84.9
Total	74	$1,388,928,224	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
55 – 60	6	$210,127,184	15.1%
61 – 120	68	1,178,801,041	84.9
Total	74	$1,388,928,224	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, and then (v) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts.

3.   Class A-1, A-2, A-3 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S certificates:  (i) first, to interest on Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

5.   Non-offered certificates: after Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class B, Class C, Class D, Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class A-S certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-AB, A-S, B, C, D, E, F and G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class B, Class C, Class D, Class E, Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G or Class R certificates.  Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class X-A, Class B, Class C, and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class  A-AB certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class A-AB certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-AB, A-S, X-A, B, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that RREF CMBS AIV, LP will be the initial controlling class holder and is expected to appoint itself to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer and the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that RREF CMBS AIV, LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current Controlling Class Certificateholders of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans
With respect to the non-serviced loans, each non-serviced loan and the related companion loan are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of each non-serviced loan and the related companion loan will be effected in accordance with, the 2012-GC8 pooling and servicing agreement and the related intercredtor agreements.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the 2012-GC8 pooling and servicing agreement. The 2012-GC8 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates, (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future).  Within any given 12 month period, all such fees will be capped at 1.0% of the outstanding principal balance of such mortgage loan, subject to a minimum fee cap of $25,000.  All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 12 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on all mortgage loans and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 0.75% for specially serviced mortgage loans and REO properties as to which the payments or proceeds recovered by the special servicer are equal to or larger than $25mm and 1.0% for all other specially serviced mortgage loans and REO properties, subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 0.75% for all mortgage loans with a principal balance (after such mortgage loan becomes a corrected mortgage loan) larger than $25mm and 1.0% for all other mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—   all special notices delivered
—   summaries of final asset status reports
—   all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—   an “Investor Q&A Forum” and
—   a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Cut-off Date LTV Ratio and/or the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s Investors Service, Inc., Fitch, Inc. and Kroll Bond Rating Agency, Inc.. that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BRISTOL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

BRISTOL PORTFOLIO

1	Bristol Plaza	200 East 65th Street	New York, NY	10065
2	336 East 71st Street	336 East 71st Street	New York, NY	10021

METROPOLITAN MUSEUM OF ART
CENTRAL PARK
CENTRAL PARK ZOO
UPPER EAST SIDE
LENOX HILL
MIDTOWN NORTH
SUTTON PLACE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
YORK AVENUE
FDR DRIVE
LENOX HILL HOSPITAL
HUNTER COLLEGE
7TH REGIMENT ARMY CONSERVATORY
BLOOMINGDALE'S
BLOOMBERG TOWER
SIDNEY KIMMEL CENTER FOR PROSTATE AND UROLOGIC CANCERS
MEMORIAL SLOAN KETTERING CANCER CENTER (MEMORIAL HOSPITAL)
ROCKEFELLER UNIVERSITY
NEW YORK PRESBYTERIAN/ WEILL CORNELL MEDICAL CENTER
BENDHEIM INTEGRATIVE MEDICINE CENTER
MSKCC IMAGING CENTER
EVELYN H. LAUDER BREAST CENTER
ROOSEVELT ISLAND AERIAL TRAMWAY
QUEENSBORO BRIDGE
WEST CHANNEL
SUTTON PLACE PARK
W 57TH STREET
E 57TH STREET
MAP © 2012 CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$140,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$506.15
Size (SF)	276,597	Percentage of Initial Pool Balance		10.1%
Total Occupancy as of 8/31/2012(1)	Various	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2012(1)	Various	Type of Security		Fee Simple
Year Built / Latest Renovation(2)	1988 / 2002-2003, 2012	Mortgage Rate		4.9425%
Appraised Value	$345,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(3)		0
Underwritten Revenues	$19,832,662
Underwritten Expenses	$7,205,111	Escrows
Underwritten Net Operating Income (NOI)	$12,627,550		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,497,515	Taxes	$0	$0
Cut-off Date LTV Ratio	40.5%	Insurance	$0	$0
Maturity Date LTV Ratio	40.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.80x / 1.78x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$140,000,000	100.0%	Principal Equity Distribution	$134,111,653	95.8%
			Closing Costs	5,888,347	4.2

Total Sources	$140,000,000	100.0%	Total Uses	$140,000,000	100.0%

(1)
As of 8/31/2012, the Bristol Plaza commercial occupancy was 100.0%, and the unfurnished residential occupancy was 88.9% (45 total units).  The Bristol Plaza average 2011 furnished residential occupancy was 48.0% (128 total units).  As of 8/31/2012, the East 71st Street occupancy was 93.1%.

(2)	The dates shown are for Bristol Plaza. East 71st Street was originally constructed in 1910; a certificate of occupancy was issued in 1936 and was renovated in 2012.
(3)	Interest only for the entire term.

■
The Mortgage Loan.  The mortgage loan (the “Bristol Portfolio Loan”) is evidenced by a note in the original principal amount of $140,000,000 and is secured by a first mortgage encumbering (i) certain commercial condominium units and residential condominium units spanning the full block located at 200 East 65th Street in New York, New York (“Bristol Plaza”) and (ii) the building and improvements located at 336 East 71st Street (“East 71st Street”, together with Bristol Plaza, the “Bristol Portfolio Properties”).  The Bristol Portfolio Loan was originated by GS Commercial Real Estate LP and will be purchased by Goldman Sachs Mortgage Company on or prior to the Closing Date.  The Bristol Portfolio Loan was originated on August 23, 2012 and represents approximately 10.1% of the Initial Pool Balance.  The note evidencing the Bristol Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $140,000,000 and has an interest rate of 4.9425% per annum.  The proceeds of the Bristol Portfolio Loan were used for a recapitalization.

The Bristol Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months.  The Bristol Portfolio Loan requires monthly interest only payments.  The scheduled maturity date is the due date in September 2022.  Voluntary prepayment of the Bristol Portfolio Loan is prohibited prior to May 6, 2022.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Properties.  Bristol Plaza was constructed in 1988 and was renovated in 2002-2003 and 2012.  The Bristol Plaza borrowers own 173 residential units (comprising 122,864 SF) and the commercial unit (comprising 82,494 SF of office, 20,036 SF of retail and a 33,278 SF garage space) at Bristol Plaza. East 71st Street is a 30 unit apartment building (comprising 17,925 SF) located in New York, New York.  East 71st Street was constructed in 1910 and renovated in 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

The following table presents certain information relating to the major commercial tenants (of which, certain tenants may have co-tenancy provisions) at the Bristol Portfolio Properties:

Largest Owned Commercial Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Memorial Sloan-Kettering(2)	AA / Aa2 / AA-	66,513	49.0%	$5,406,000	52.1%	$81.28	5/31/2027	NA	NA	NA
Bank of America(3)	A / Baa2 / A-	11,786	8.7	1,300,000	12.5	110.30	12/31/2018	NA	NA	NA
TD Bank(4)	AA- / Aaa / AA-	6,050	4.5	1,295,029	12.5	214.05	8/31/2016	NA	NA	2, 5-year options
AT&T Corporate Real Estate	A / A2 / A-	2,200	1.6	660,268	6.4	300.12	4/30/2013	NA	NA	NA
Bristol 65 Parking LLC (Icon)	NR / NR / NR	33,278	24.5	510,000	4.9	15.33	8/31/2023	NA	NA	NA
Dreyfus Foundation of Health	NR / NR / NR	5,009	3.7	381,862	3.7	76.24	9/30/2014	NA	NA	2, 5-year options
New York Bone & Joint Specialists	NR / NR / NR	2,892	2.1	236,107	2.3	81.64	9/30/2015	NA	NA	NA
Gregory K. Harmon MD PC	NR / NR / NR	3,364	2.5	235,921	2.3	70.13	7/31/2017	NA	NA	1, 5-year option
Manhattan Dental Concepts	NR / NR / NR	2,564	1.9	213,475	2.1	83.26	5/31/2020	NA	NA	1, 5-year option
Paolini & F. Vahidi, DRS	NR / NR / NR	2,152	1.6	129,120	1.2	60.00	8/31/2014	NA	NA	NA
Largest Owned Tenants		135,808	100.0%	$10,367,783	100.0%	$76.34
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		135,808	100.0%	$10,367,783	100.0%	$76.34

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ratings represent Memorial Sloan-Kettering’s senior revenue bonds.
(3)	The Bank of America space includes 8,000 SF of below grade space.
(4)	The TD Bank space includes 1,200 SF of below grade space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

The following table presents general descriptions and renewal options of the major commercial tenants at the Bristol Portfolio Properties:

Tenant Name	Description	Renewal Options
Memorial Sloan-Kettering
Based in New York, Memorial Sloan-Kettering is a cancer hospital network that provides cancer treatment services for various types of cancers. Its hospital also engages in biomedical research for cancer, as well as offers education and training programs to physicians and scientists. Memorial Sloan-Kettering also operates outpatient treatment centers in Commack, Long Island, Rockville Centre, Hauppauge, Sleepy Hollow, Westchester, Basking Ridge, and Manhattan, as well as in New Jersey. Memorial Sloan-Kettering Cancer Center was formerly known as New York Cancer Hospital and changed its name to Memorial Sloan-Kettering Cancer Center in 1960. Memorial Sloan-Kettering was founded in 1884 and is based in New York, New York.
NA

Bank of America
Bank of America is one of the world’s largest financial institutions, serving individual consumers, small- and middle-market businesses, institutional investors, large corporations and governments with a full range of banking, investing, asset management and other financial and risk management products and services.
NA

TD Bank
TD Bank is one of the 10 largest banks in the U.S., offering a broad array of retail, small business and commercial banking products and services to nearly 8 million customers through its network of nearly 1,300 locations throughout the Northeast, Mid-Atlantic, Metro D.C., the Carolinas and Florida.  TD Bank operates in 15 states and the District of Columbia. In addition, TD Bank and its subsidiaries offer customized private banking, wealth management services and other financing solutions.
2, 5-year options

AT&T Corporate Real Estate
AT&T Inc. together with its affiliates is a provider of telecommunications services in the United States and the world, offering services and products to consumers in the U.S. and services and products to businesses and other providers of telecommunications services worldwide.  The services and products that AT&T offers vary by market, and include: wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, telecommunications equipment, managed networking, wholesale services and directory advertising and publishing.
NA

Bristol 65 Parking LLC (Icon)
Icon Parking Systems is a provider of parking services in New York, New York. Icon Parking Systems has been in business for more than 50 years and operates over 200 parking facilities in many of Manhattan’s residential neighborhoods and business districts. Icon Parking Systems garages are used by New York City residents, commuters and visitors to New York City’s numerous restaurants, Broadway theatres and concert halls, event destinations, shopping outlets and medical facilities.
NA

Dreyfus Foundation of Health
The Dreyfus Health Foundation, founded in 1988, is a not-for-profit organization that serves as a catalyst for better health worldwide by transforming individuals and communities through a problem-solving process that empowers them to change themselves and their environments for the better.
2, 5-year options

New York Bone & Joint Specialists
New York Bone & Joint Specialists is a multi-specialty musculoskeletal center that specializes in the treatment of orthopedic conditions and injuries of the shoulder, elbow, hand, spine, hips, knees and ankles.
NA

Gregory K. Harmon MD PC
Gregory K Harmon MD PC represents the ophthalmology practice of Dr. Gregory Harmon.  Dr. Harmon’s practice provides a full spectrum of eye care services for general ophthalmology with a specialty in cataracts and glaucoma.
1, 5-year option

Manhattan Dental Concepts	Manhattan Dental Concepts represents the dental practice of Dr. David Ingber and Dr. Joel Ingber.	1, 5-year option

Paolini & F. Vahidi, DRS	Paolini & F. Vahidi, DRS represents the dental practices of Dr. Adrian Paolini, Dr. Farhad Vahidi and Dr. Elsa Wong.	NA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

The following table presents certain information relating to the retail, office and garage lease rollover schedule at the Bristol Portfolio Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	2,200	1.6	1.6%	660,268	6.4	300.12	1
2014	7,161	5.3	6.9%	510,982	4.9	71.36	2
2015	2,892	2.1	9.0%	236,107	2.3	81.64	1
2016	6,050	4.5	13.5%	1,295,029	12.5	214.05	1
2017	3,364	2.5	16.0%	235,921	2.3	70.13	1
2018	11,786	8.7	24.6%	1,300,000	12.5	110.30	1
2019	0	0.0	24.6%	0	0.0	0.00	0
2020	2,564	1.9	26.5%	213,475	2.1	83.26	1
2021	0	0.0	26.5%	0	0.0	0.00	0
2022	0	0.0	26.5%	0	0.0	0.00	0
2023 & Thereafter	99,791	73.5	100.0%	5,916,000	57.1	59.28	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	135,808	100.0%		$10,367,783	100.0%	$76.34	10

(1)	Calculated based on approximate square footage occupied by each retail, office and garage Owned Tenant.

The following table presents certain information relating to historical leasing at the Bristol Portfolio Properties:

Historical Leased %(1)(2)
	2007	2008	2009	2010	2011	In-Place
Commercial Space	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Bristol Plaza Furnished Apartments	80.8%	69.0%	38.6%	44.7%	48.0%	51.4%
Bristol Plaza Unfurnished Apartments	75.0%	75.0%	72.7%	87.5%	95.3%	88.9%
East 71st Street	96.6%	96.6%	96.6%	96.6%	96.6%	93.1%

(1)	The Commercial, Bristol Plaza Unfurnished Apartment, and East 71st Street historical occupancies represent year end values.
(2)	The Bristol Plaza Furnished Apartment occupancy represents an average occupancy for the indicated year. The in-place occupancy is the TTM average occupancy as of 7/31/2012.

The following table presents certain information relating to the historical average annual rent per SF at the Bristol Portfolio Properties:

Historical Average Base Rent per SF/Unit(1)(2)(3)
	2009	2010	2011
Commercial Base Rent per SF	$65.94	$69.27	$71.35
Bristol Plaza Furnished Apartment Monthly Rent(4)	$11,706	$11,667	$11,697
Unfurnished Residential Apartment Monthly(4)(5)	$2,724	$2,193	$2,517

(1)	Commercial Base Rent per SF is calculated based on annual revenue divided by the year end occupancy.
(2)	Bristol Plaza Furnished Apartment Rent is calculated based on annual revenue divided by the product of (i) annual average occupancy, (ii) the average number of units available, and (ii) 12 (months).
(3)	Unfurnished Apartment Rent is calculated based on annual revenue divided by the product of (i) year end occupancy, (ii) the average number of units available, and (ii) 12 (months)
(4)
From time to time, the borrower has converted Bristol Plaza Furnished Units to Bristol Plaza Unfurnished Units.  Accordingly, rent calculations are based on the average units available during the period.  As of year end 2008, there were 152 Bristol Plaza Furnished Units and 21 Bristol Plaza Unfurnished Units.  As of year end 2011, there were 129 Bristol Plaza Furnished Units and 44 Bristol Plaza Unfurnished Units.

(5)	Unfurnished Residential Apartment rents are a blend of Bristol Plaza Unfurnished Units and East 71st Street Units.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bristol Portfolio Properties:

Cash Flow Analysis
	2008	2009	2010	2011	TTM 9/30/2012	Underwritten(1)	Underwritten $ per SF
Commercial Base Rent(2)	$10,111,325	$10,832,421	$9,407,563	$9,690,560	$9,957,695	$10,367,783	$37.48
Furnished Apartment Rent	12,858,160	8,241,997	8,860,894	8,871,239	9,416,912	0	0.00
Unfurnished Apartment Rent	1,154,621	1,188,730	1,390,967	2,025,362	2,271,588	9,686,227	35.01
Gross Up Vacancy	0	0	0	0	0	0	0.00
Total Rent	$24,124,106	$20,263,148	$19,659,424	$20,587,161	$21,646,195	$20,054,010	$72.50
Total Reimbursables	0	0	1,653,145	1,725,209	1,031,640	412,919	1.49
Other Income	202,899	181,754	178,880	163,966	150,905	164,000	0.59
Rent Abatement, Vacancy & Credit Loss	0	0	(348,270)	(464,442)	(138,802)	(798,267)	(2.89)
Effective Gross Income	$24,327,005	$20,444,902	$21,143,179	$22,011,894	$22,689,938	$19,832,662	$71.70

Commercial Operating Expenses	NA	NA	$3,700,197	$3,854,612	$3,775,031	$3,948,474	$14.28
Residential Operating Expenses	NA	NA	7,511,736	8,021,480	8,139,351	3,256,638	11.77
Total Operating Expenses	$11,714,368	$10,819,138	$11,211,933	$11,876,092	$11,914,382	$7,205,111	$26.05

Net Operating Income	$12,612,637	$9,625,764	$9,931,246	$10,135,802	$10,775,556	$12,627,550	$45.65
TI/LC	0	0	0	0	0	62,786	0.23
Capital Expenditures	0	0	0	0	0	67,249	0.24
Net Cash Flow	$12,612,637	$9,625,764	$9,931,246	$10,135,802	$10,775,556	$12,497,515	$45.18

(1)
The underwriting assumes that all 173 of the Bristol Plaza residential units are rented as unfurnished units, at an average of $75 per square foot, and using a vacancy rate of 5%.  The residential expenses are adjusted to reflect an expense load typical for comparable New York City unfurnished rental apartment buildings.  The underwriting assumes $23.13 of expense per square foot of residential space vs. $16.66 for comparable properties. As of the Cut-off Date the property currently operates with 45 unfurnished units and 128 furnished units.

(2)	Detailed Commercial income breakdown for 2008 and 2009 is not available. The values shown in 2008 and 2009 represent the cumulative amounts.

■	Appraisal. According to the appraisals performed by Cushman and Wakefield, the Bristol Portfolio Properties have an aggregate “as-is” appraised value of $345,700,000.

■	Environmental Matters. None.

■
Market Overview and Competition.   The Bristol Portfolio Properties are located in New York City’s Upper East Side, one of New York’s prominent residential neighborhoods.  Bristol Plaza’s 3rd Avenue frontage between 64th and 65th streets is also a prime retail location. The surrounding street corners include retail bank branches and a pharmacy/drug store. The medical office space benefits from close proximity to the Memorial Sloan-Kettering Cancer Center network. The Hospital for Special Surgery and Rockefeller Hospital are also nearby.

The following table presents certain information relating to the primary competition for the Bristol Portfolio Properties:

Competitive Properties(1)

	Bristol Plaza / East 71st Street	AKA Sutton Place	300 East 64th Street	429 East 75th Street
Address	200 East 65th Street / 336 East 71st Street	330 East 56th Street	300 East 64th Street	429 East 75th Street
Distance from Subject	NAP	< 1.0 Miles	< 1.0 Miles	< 1.0 Miles
Property Type	Various	Furnished Apartments	Unfurnished Apartments	Medical Office
Year Built	1988 /1910	1929	1996	2009
Total GLA / Units	276,597	76 Units	103 Units	30,073
Total Occupancy	Various	90.0%	NA	NA

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

■
The Borrowers.  The borrowers are 336 East 71 LLC and 200/210 East 65 LLC, both of which are single-purpose, single-asset entities.  336 East 71 LLC owns East 71st Street and 200/210 East 65 LLC owns Bristol Plaza.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bristol Portfolio Loan.  The borrowers are indirectly owned by six trusts. Howard P. Milstein and Irma Milstein are the trustees for two of the trusts, each of which hold a 33.333% indirect interest in the borrowers under the Bristol Portfolio Loan.  Sylvia Olnick is the trustee for the remaining four trusts, which collectively hold 33.333% of the indirect interests in the borrowers under the Bristol Portfolio Loan.  The guarantor of the non-recourse carveouts is Howard P. Milstein.

■
Escrows.  There were no reserves as of the loan origination date.  During the continuance of an event of default under the Bristol Portfolio Loan, or following any failure by the borrowers under the Bristol Portfolio Loan to make payments required in respect of property taxes or insurance premiums prior to the date on which such payments would be delinquent (subject to a 10 business day cure period), the borrowers under the Bristol Portfolio Loan will be required to fund a tax and insurance reserve in an amount sufficient to pay all property taxes and insurance premiums by the 30th day prior to the date they come due, assuming subsequent monthly fundings on one-twelfth of projected annual property taxes and insurance premiums.  Thereafter, on each due date, the borrowers under the Bristol Portfolio Loan will be required to reserve one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period.

■
Lockbox and Cash Management.  The Bristol Portfolio Loan requires a hard lockbox with respect to commercial units/tenants at the Bristol Portfolio Properties, which is already in place (the “Bristol Plaza Lockbox Account”).  A soft lockbox has been instituted with respect to residents at the East 71st Street Property (the “East 71st Street Lockbox Account”).  With respect to residential tenants at Bristol Plaza and East 71st Street, credit card receivables at each of Bristol Plaza and East 71st Street must be deposited directly into the lockbox account related to the Bristol Portfolio Property from which such income is derived. All other revenues at Bristol Plaza and East 71st Street must be deposited into the related lockbox account by the second business day following receipt thereof by the borrowers or property manager.  At the end of each business day, funds in the Bristol Plaza Lockbox Account are remitted into a cash management account controlled by lender.  At the end of each business day, funds in the East 71st Street Lockbox Account are remitted to the borrowers’ operating account.  On each business day that no event of default under the Bristol Portfolio Loan is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to the borrowers’ operating account.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under the Bristol Portfolio Loan and/or toward the payment of expenses of the Bristol Portfolio Properties, in such order of priority as the lender may determine.  Also, during an event of default, amounts in the East 71st Street Lockbox Account will be swept to the cash management account, rather than the borrowers’ operating account.

■
Property Management.  The Bristol Portfolio Properties are currently managed by Milford Management Corp., an affiliate of the borrowers, pursuant to two management agreements (one in respect of East 71st Street and the other in respect of Bristol Plaza).  Under the loan documents, the Bristol Portfolio Properties may not be managed by any other party, other than that which is approved by the lender in its reasonable discretion and with respect to which the Rating Agency Confirmation has been obtained. During the continuance of an event of default under the Bristol Portfolio Loan (or upon a foreclosure, conveyance in lieu of foreclosure or similar transaction), or the continuance of a material default by the property manager under the management agreement, or if the property manager files for or is the subject of a bankruptcy, the lender can, in its sole discretion, terminate or require the borrowers to terminate the property manager and engage another property manager approved by lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRISTOL PORTFOLIO

■
Release of Collateral.  From and after the second anniversary of the Closing Date, the borrowers may, from time to time, obtain a release of up to 20 residential units (or a greater number, if required by law) to an unaffiliated third party in an arms’-length transaction subject to certain conditions set forth in the loan documents, including (i) no continuing event of default, (ii) 5 business days prior written notice, (iii) defeasance of the Bristol Portfolio Loan in an amount equal to greater of (x) the minimum release price for the applicable unit (as set forth in a schedule to the Bristol Plaza loan agreement) and  (y) 100% of net sales proceeds of the applicable unit, (iv) the unit being released must be a legally separate tax lot from the remainder of the Bristol Portfolio Properties and (v) after giving effect to the release of a residential unit, there shall be no less than 42 unfurnished residential units at the Bristol Portfolio Properties, unless such requirement is contrary to applicable legal requirements.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as the Terrorism Risk Insurance Program Reauthorization Act of 2007 (“TRIPRA”) or a similar or subsequent statute is in effect, terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Bristol Portfolio Properties (rental loss and/or business interruption insurance coverage on terms set forth in the Loan Agreement).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the loan as required by the preceding sentence, but in such event the borrowers are not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan agreement on a stand alone-basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  In either such case, such insurance may not have a deductible in excess of $50,000.

■
Condominium Structure.  200/210 East 65 LLC is the fee owner of 173 residential units and the commercial unit and a 54.4219% share of the common elements at Bristol Plaza.  The balance of units at Bristol Plaza are substantially owned by unaffiliated third parties.  Interests in the common elements are determined upon the basis of floor area of the particular unit, relative value of a unit to other space at the building, the uniqueness of a unit and other factors.  The condominium board at Bristol Plaza consists of 7 members, 3 of whom can be chosen by the borrowers under the Bristol Portfolio Loan so long as the borrowers under the Bristol Portfolio Loan own not less than 15% of the common elements.  Votes by the condominium board require a majority of members present at a meeting, though in certain circumstances the approval of 75% of board members is necessary (with respect to increasing number of employees at the property, providing new or additional services, imposing any common charge or special assessment for the purpose of making a capital or major improvement, or alteration or addition to the common elements and establishing any reserves except a 12-month reserve for contingences not exceeding 5% of the budgeted operating expenses for the next 12 month period).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PINNACLE I

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

CARTIFACT
Pinnacle I
3400 West Olive Avenue
Burbank, CA 91505
Burbank
Glendale
West Hollywood
Beverly Hills
LOS ANGELES
BOB HOPE AIRPORT
FOOTHILL FWY
VENTURA FWY
GOLDEN STATE FWY
HOLLYWOOD FWY
SANTA MONICA FWY
VALLEY GLEN
NORTH HOLLYWOOD
VALLEY VILLAGE
TOLUCA LAKE
STUDIO CITY
DOWNTOWN BURBANK
CASTLE HEIGHTS
GLENWOOD
DOWNTOWN GLENDALE
ATWATER VILLAGE
HOLLYWOOD KNOLLS
HOLLYWOODLAND
BEACHWOOD CANYON
LOS FELIZ
FRANKLIN HILLS
HOLLYWOOD
EAST HOLLYWOOD
SILVER LAKE
ECHO PARK
MID-CITY
MELROSE
WILSHIRE CENTER
MIRACLE MILE
WESTSIDE
WESTWOOD
CARTHAY
WEST LOS ANGELES
SOUTH ROBERTSON
LITTLE ETHIOPIA
MID WILSHIRE
KOREATOWN
HARVARD HEIGHTS
WESTLAKE
HISTORIC FILIPINOTOWN
DOWNTOWN LOS ANGELES
CHEVIOT HILLS
FAIRFAX
JEFFERSON PARK
WEST ADAMS
NORTH UNIVERSITY PARK
PALMS
WARNER BROS RANCH
WARNER BROS STUDIOS
NBC
DISNEY STUDIOS
NICKELODEON STUDIOS
DISNEY IMAGINEERING
DREAMWORKS
UNIVERSAL STUDIOS
Universal Studios Theme Park
CBS STUDIOS
HENSON STUDIOS
SUNSET & GOWER STUDIOS
RALEIGH STUDIOS
PARAMOUNT STUDIOS
CBS TELEVISION CITY
SONY PICTURES
FOX STUDIOS
CULVER CITY STUDIOS
LOS ANGELES CENTER STUDIOS
HOLLYWOOD
Griffith Park
Santa Monica Mountains
Forest Lawn Cemetery
LA Zoo and Botanical Gardens
Autry National Center
Children's Hospital
Cedars-Sinai Medical Center
Petersen Auto Museum
Museum of Tolerance
USC

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Burbank, California	Cut-off Date Principal Balance	$129,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$327.90
Size (SF)	393,411	Percentage of Initial Pool Balance	9.3%
Total Occupancy as of 6/30/2012	91.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2012	91.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate	3.9540%
Appraised Value	$224,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(1)	360
Underwritten Revenues	$18,786,753
Underwritten Expenses	$5,666,522	Escrows
Underwritten Net Operating Income (NOI)	$13,120,231	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,186,037	Taxes	$200,864	$200,864
Cut-off Date LTV Ratio	57.6%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	52.2%	Replacement Reserves(3)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.79x / 1.66x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.4%	Other(4)	$3,155,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$129,000,000	59.5%	Purchase Price(5)	$212,500,000	98.0%
Principal’s New Cash Contribution	87,760,402	40.5	Reserves	3,355,864	1.5
			Closing Costs	904,538	0.4
Total Sources	$216,760,402	100.0%	Total Uses	$216,760,402	100.0%

(1)	Interest only for the first 60 months.
(2)
The ongoing insurance escrow will be waived as long as there is: (i) no event of default under the Pinnacle I Loan; (ii) an acceptable blanket policy is in effect; (iii) the guarantor meets minimum net worth requirements; and (iv) the borrower provides evidence of renewal.

(3)
The ongoing replacement reserves are required commencing on the due date that the debt service coverage ratio is less than or equal to 1.30x based on a trailing three month basis and continues until the debt service coverage ratio is greater than 1.35x based on a trailing three month basis.

(4)	At origination, the other upfront reserve represents 100% of the outstanding rent abatements pursuant to Warner Music Group lease.
(5)	Purchase Price represents the acquisition price for a 95% ownership interest in the Pinnacle I Property from a former joint venture partner.

■
The Mortgage Loan.  The mortgage loan (the “Pinnacle I Loan”) is evidenced by a note in the original principal amount of $129,000,000 and is secured by a first mortgage encumbering an office building located in Burbank, California (the “Pinnacle I Property”).  The Pinnacle I Loan was originated by Jefferies LoanCore LLC on November 8, 2012 and represents approximately 9.3% of the Initial Pool Balance.  The Pinnacle I Loan had an outstanding principal balance as of the Cut-off Date of $129,000,000 and an interest rate of 3.9540% per annum.  The proceeds of the Pinnacle I Loan were used for the recapitalization of the Pinnacle I Property.

The Pinnacle I Loan has an initial term of 120 months and has a remaining term of 120 months.  The Pinnacle I Loan requires payments of interest only through and including November 6, 2017, followed by interest and principal payments based on a 360 month amortization schedule and a 3.9540% per annum interest rate until maturity.  The scheduled maturity date is the due date in November 2022.  Voluntary prepayment of the Pinnacle I Loan is prohibited prior to June 6, 2014.  Prepayments in whole, but not in part, are permitted with a yield maintenance payment at any time from and after June 6, 2014, but prior to August 6, 2022.  No yield maintenance payment is required with respect to any prepayments on or after August 6, 2022.

■
The Mortgaged Property. The Pinnacle I Property is a 393,411 SF, Class A general suburban office building which also contains a retail component. The Pinnacle I Property is comprised of 377,542 SF of office space (96.0% of the NRA) and 15,869 SF of retail space (4.0% of the NRA) in a six-story office tower and also includes a four-level subterranean parking structure containing a total of 1,857 parking spaces which is shared with another phase of the project, Pinnacle II.  The Pinnacle II property is not part of the collateral and the parking spaces are allocated on a pro rata basis resulting in the Pinnacle I Property with 63.1% or 1,169 parking spaces.  The Pinnacle I Property is located in the heart of the Burbank Media District immediately adjacent to the Ventura (134) Freeway.  The Pinnacle I Property was built in 2002 and the amenities include: a Morton’s Steakhouse restaurant, a “tenant only” health club, manned 24/7 security and on-site management.  The Pinnacle I Property is anchored by Warner Music Group (49.6% of the NRA, exp. December 2019), AM/FM Operating, Inc. (27.4% of the NRA, exp. September 2016) and NBC Universal (9.4% of the NRA, exp. December 2014).  Cumulatively, the three largest tenants represent 86.4% of the NRA.  As of June 30, 2012, the office portion of the Pinnacle I

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

Property was 93.5% leased, while the retail portion was 52.0% leased, and Total Occupancy and Owned Occupancy were both 91.8%.

The following table presents certain information relating to the tenants at the Pinnacle I Property:

Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Warner Music Group	NR / NR / B+	195,166	49.6%	$7,881,178	53.1%	$40.38	12/31/2019	2, 5-year option
AM/FM Operating, Inc.	NR / NR / CCC+	107,715	27.4	4,480,039	30.2	41.59	9/30/2016	2, 5-year option
NBC Universal	BBB+ / Baa1 / BBB+	37,066	9.4	1,556,470	10.5	41.99	12/31/2014	1, 5-year option
Sony Pictures Television Inc.	BBB- / Baa2 / BBB	9,005	2.3	417,382	2.8	46.35	10/31/2013	1, 5-year option
Morton’s Steakhouse	NR / NR / NR	8,257	2.1	322,023	2.2	39.00	11/3/2017	2, 5-year option
Starz Entertainment	NR / NR / NR	4,040	1.0	184,757	1.2	45.73	4/30/2014	NA
Tenants		361,249	91.8%	$14,841,849	100.0%	$41.08
Vacant		32,162	8.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		393,411	100.0%	$14,841,849	100.0%	$41.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Pinnacle I Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	9,005	2.3	2.3%	417,382	2.8	46.35	1
2014	41,106	10.4	12.7%	1,741,227	11.7	42.36	2
2015	0	0.0	12.7%	0	0.0	0.00	0
2016	107,715	27.4	40.1%	4,480,039	30.2	41.59	1
2017	8,257	2.1	42.2%	322,023	2.2	39.00	1
2018	0	0.0	42.2%	0	0.0	0.00	0
2019	195,166	49.6	91.8%	7,881,178	53.1	40.38	1
2020	0	0.0	91.8%	0	0.0	0.00	0
2021	0	0.0	91.8%	0	0.0	0.00	0
2022	0	0.0	91.8%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	91.8%	0	0.0	0.00	0
Vacant	32,162	8.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	393,411	100.0%		$14,841,849	100.0%	$41.08	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Pinnacle I Property:

Historical Leased %(1)
	2009	2010	2011	As of 6/30/2012
Owned Space	98.1%	98.1%	98.1%	91.8%

(1)	As provided by the borrower and, except as otherwise indicated, which reflects year-end occupancy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pinnacle I Property:

Cash Flow Analysis(1)
	2009	2010	2011	TTM 7/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rental Income	$13,200,433	$13,555,343	$13,867,882	$13,769,022	$14,841,849	$37.73
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$13,200,433	$13,555,343	$13,867,882	$13,769,022	$14,841,849	$37.73
Total Reimbursables	681,536	766,835	887,249	901,142	1,616,894	4.11
Other Income(3)	2,190,687	2,048,893	2,179,212	2,146,849	2,328,010	5.92
Less Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$16,072,656	$16,371,071	$16,934,343	$16,817,013	$18,786,753	$47.75

Total Operating Expenses	$4,682,966	$4,805,130	$4,781,308	$4,815,008	$5,666,522	$14.40

Net Operating Income	$11,389,690	$11,565,941	$12,153,035	$12,002,005	$13,120,231	$33.35
TI/LC	0	17,879	4,800	0	855,512	2.17
Capital Expenditures	0	8,110	12,504	5,203	78,682	0.20
Net Cash Flow	$11,389,690	$11,539,952	$12,135,731	$11,996,802	$12,186,037	$30.98

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent is based on the 6/30/2012 rent roll with rent steps taken through 5/31/2013.
(3)	Other income includes parking income, storage income, health center income, telecom income and miscellaneous other income.

■	Appraisal. According to the appraisal, the Pinnacle I Property had an “as-is” appraised value of $224,000,000 as of an effective date of September 11, 2012.

■	Environmental Matters. According to the Phase I, dated September 21, 2012, there are no recommendations for further action at the Pinnacle I Property.

■	Seismic Matters. According to seismic reports dated September 21, 2012 the probable maximum loss was concluded to be 11%.

■
Market Overview and Competition.  The Pinnacle I Property is located in the Burbank Media District office submarket, within the larger 23.2 million SF, Class A Tri-Cities (Burbank/Glendale/Pasadena) office market. The Tri-Cities tenant base has historically been dominated by the entertainment industry with several major television networks and movie studios headquartered in the market.  Due to the entertainment industry’s expansion into video distribution, animation, theme parks, and retail stores, many entertainment-related companies also occupy space within the Tri-Cities.  According to the appraisal, the current direct vacancy rate in the submarket is 15.2%.  However, a significant component of the total submarket vacancy is concentrated in three buildings, including The Pointe, a 480,000 SF, 14-story office building owned by affiliates of borrower which was completed in 2009.  When excluding The Pointe from the competitive set, the Media District had a vacancy rate of 5.5% as of second quarter 2012.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Pinnacle I Property:

Office Lease Comparables(1)
	Pinnacle I	The Pointe (Phase I)	3500 W. Olive Ave	3601 W. Olive Ave	4000 W. Alameda Ave
Year Built	2002	2009	1985	1985	1983
Total GLA	393,411	480,645	249,000	152,469	145,201
Total Occupancy	91.8%	31.6%	73.2%	92.8%	78.1%
Quoted Rent Rate per SF	$44.40 - $46.35	$43.80	$42.00 - $44.40	$37.80 - $39.00	$35.40
Expense Basis	FSG	FSG	FSG	FSG	FSG

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Pinnacle I Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Wilshire Courtyard	Los Angeles	July 2012	1987	1,002,766	$425,000,000	$423.83	97.0%
550 N. Brand Blvd.	Glendale	September 2012	1987	303,030	$73,000,000	$240.90	84.0%
Western Asset Plaza	Pasadena	July 2012	2003	267,564	$144,500,000	$540.06	96.0%
10 UCP	Universal City	December 2011	1984	773,495	$330,000,000	$426.63	81.0%
The Campus at Playa Vista	Los Angeles	September 2011	2009	324,955	$200,000,000	$615.47	83.0%
Horizon at Playa Vista	Los Angeles	February 2011	2009	486,673	$291,000,000	$597.94	89.0%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is P1 Hudson MC Partners, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pinnacle I Loan.  The borrower of the Pinnacle I Loan is owned and controlled by Hudson MC Partners, LLC, a joint venture between subsidiaries of Hudson Pacific Properties, L.P. and M. David Paul Ventures LLC.  The non-recourse carveout guarantors under the Pinnacle I Loan are Hudson MC Partners LLC and, subject to an aggregate $20 million maximum liability, Hudson Pacific Properties, L.P. and M. David Paul Ventures LLC. Hudson MC Partners, LLC is permitted to acquire Pinnacle II (the building adjacent to the Pinnacle I Property), directly or indirectly.  In the event of such acquisition, Hudson Pacific Properties, LP and M. David Paul Ventures LLC will be released as the non-recourse carveout guarantors and environmental indemnitors under the Pinnacle I Loan, provided that Hudson MC Partners, LLC satisfies the minimum net worth and liquidity requirements set forth in the guaranty and agrees to continue to satisfy.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $200,864 in respect of certain tax expenses.  On each due date, the borrower is required to fund a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding twelve month period.  The upfront and ongoing insurance escrow will be waived as long as, among other things, there is: (i) no event of default under the Pinnacle I Loan; (ii) an acceptable blanket policy is in effect; (iii) the guarantor meets minimum net worth requirements; and (iv) the borrower provides evidence of renewal.

At origination, the borrower also funded $3,155,000 for the purpose of creating a reserve in the amount equal to all free rent periods and rent abatements that are in effect under the Warner Music Group lease.  An amount equal to $117,491 will be released to the borrower on each due date so long as no Pinnacle I Cash Management Period is continuing, and otherwise such funds are swept to the cash management account monthly.

Commencing on the due date that that debt service coverage ratio (as calculated pursuant to the Pinnacle I Loan documents) for the Pinnacle I Property is less than or equal to 1.30x, calculated on a trailing three (3) month basis and thereafter until such time as the debt service coverage ratio is greater than 1.35x, calculated on a trailing three (3) month basis, the borrower pays to lender on each due date an amount equal to $6,557 for replacements and repairs required to be made.

Beginning on the first due date that follows the date which is 12 calendar months prior to the then effective expiration of the Clear Channel lease and 15 calendar months prior to the then effective expiration of the Warner Music Group lease, if either such lease is not extended or renewed with respect to all or any portion of the premises demised under the applicable lease on the date of origination, the borrower is required to deposit on each of the next 12 consecutive due dates with respect to the Clear Channel lease and the next 15 consecutive due dates with respect to the Warner Music Group lease, an amount equal to one-twelfth (with respect to the Clear Channel lease and an amount equal to one-fifteenth (with respect to the Warner Music Group lease) of the aggregate of the full, unabated base rent attributable to the applicable lease premises during the last full twelve or

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

fifteen months, as applicable, of the term of the applicable lease  until such time as the amounts on reserve equal the sum of (x) with respect to any portion of the applicable lease premises which are then subject to a qualified replacement lease, the sum of (i) one hundred and ten percent (110%) of the actual tenant improvements and lost rent during the downtime (if any) for such applicable lease space, plus (ii) the actual leasing commissions payable with respect to such space; provided however, if the quotient of (I) the sum of the immediately foregoing clauses (i) and (ii), and (II) the square footage of such portion of applicable lease non-renewal premises which are then subject to a qualified re-lease, exceeds forty (40), the sum of the immediately foregoing clauses (i) and (ii) will be deemed to be a number which would yield a quotient of forty (40), plus (y) the product of (i) $40.00, multiplied by (ii) the difference between (A) the aggregate square footage of all applicable lease non-renewal premises, minus (B) the aggregate square footage of all qualifying re-lease space.

■
Lockbox and Cash Management.  The Pinnacle I Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled clearing account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the clearing account within three business day after receipt.  All amounts in the clearing account are swept on a daily basis into the applicable borrower’s operating account unless a Pinnacle I Cash Management Period is continuing, in which event such funds will be swept on a daily basis into a lender-controlled cash management account.  During a Pinnacle I Cash Management Period, all funds in the cash management account are required to be used to pay debt service, budgeted operating expenses and extraordinary expenses and to fund the required monthly escrows for real estate taxes, insurance, capital expenditures and the amounts payable, if any, with respect to the Warner Music Group lease and/or Clear Channel lease in accordance with the section entitled “Escrows” above.  All excess cash after making the foregoing payments will be returned to the borrower, unless a Pinnacle I Cash Trap Period is continuing, in which event such funds will be held in a reserve as additional cash collateral for the Pinnacle I Loan. During the continuance of an event of default under the Pinnacle I Loan, the lender may apply any funds in such reserve in such order of priority and in such manner as the lender may determine.

A “Pinnacle I Cash Management Period” commences upon: (i) the commencement of any Pinnacle I Cash Trap Period; (ii) the entry into of any “Approved Mezzanine Loan” (as described under the “Mezzanine or Subordinate Indebtedness” below); or (iii) the failure by the borrower, after the end of any calendar quarter, to maintain the debt service coverage ratio of at least 1.10x; and ends upon the giving notice to the borrower and the clearing bank that: (1) the Pinnacle I Loan and all other obligations under the loan documents, other than those that, by their terms, survive the repayment in full of the Pinnacle I Loan, have been indefeasibly repaid in full; (2) with respect to the matters described in clause (i) above, such Pinnacle I Cash Trap Period has terminated, (3)  with respect to the matters described in clause (ii) above, the Approved Mezzanine Loan is repaid in full and no replacement Approved Mezzanine Loan is then outstanding, or (4) with respect to the matters described in clause (iii) above, for a period of two consecutive calendar quarters subsequent to the commencement of the existing Pinnacle I Cash Management Period (A) no default or event of default had occurred and is continuing or existed during such calendar quarters, (B) no event that would trigger another Pinnacle I Cash Management Period had occurred during such calendar quarters, and (C) the debt service coverage ratio at the end of such two calendar quarters is at least equal to 1.15x.

A “Pinnacle I Cash Trap Period” commences upon (i) the occurrence of any event of default; or (ii) any bankruptcy action of the borrower, guarantor or property manager has occurred; and (b) terminates, if ever, as: (i) in the case of the foregoing clause (a)(i), lender accepts a cure of the event of default giving rise to such Pinnacle I Cash Trap Period and no other event of default has occurred which is continuing; or (ii) in the case of a bankruptcy action of the property manager only, if the borrower replaces the property manager with a qualified manager under a replacement management agreement in accordance with the terms of the related loan documents; or (iii) in the case of a bankruptcy action of the borrower or the guarantor, such bankruptcy action is discharged, stayed or dismissed, as applicable.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE I

■
Property Management.  The Pinnacle I Property is currently managed by Worthe Real Estate Group, Inc pursuant to a sub-management agreement with Hudson OP Management, LLC.  Under the loan documents, the Pinnacle I Property may not be managed by any other party, except for a management company approved by the lender and at the lender’s option with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if  (i) an event of default occurs and is continuing under the Pinnacle I Loan, (ii) the manager is the subject of a bankruptcy action or become insolvent, (iii) a material default occurs under the management agreement, which continues beyond any applicable grace and cure periods, which includes but is not limited to commission by manager of fraud, gross negligence, willful misconduct or misappropriation of funds, (iv) fifty percent (50%) or more of the direct or indirect ownership interest in manager has changed or control of manager has changed, or (v) if at any time the debt service coverage ratio is less than 1.10x for two consecutive calendar quarters and lender determines in its sole but good faith discretion that manager is (I) failing to use commercially reasonable efforts to fulfill its obligations under the management agreement, or (II) not managing the Pinnacle I Property in a manner consistent with the management and operating standards of a third party manager for a materially similar property in size, scope, class, use and value.

■
Mezzanine or Subordinate Indebtedness.  There is currently no mezzanine loan or subordinate indebtedness in place.  The borrowers are permitted to obtain an “Approved Mezzanine Loan”, which Approved Mezzanine Loan, among other things, (i) commences no earlier than the date that is second anniversary of the first due date under the Pinnacle I Loan, (ii) may not provide for additional advances, (iii) is in an amount such that, as of the closing date of such loan, (w) the aggregate debt yield is (inclusive of the Approved Mezzanine Loan) no less than 8.75%, (x) the aggregate debt service coverage ratio (assuming that the debt service for both loans is calculated on an interest only basis) is no less than 2.20x, (y) the aggregate debt service coverage ratio (assuming that the debt service for both loans is calculated on a thirty-year amortization schedule) is no less than 1.50x, and (z) the combined loan to “as is” appraised value (based on an acceptable appraisal) of the Pinnacle I Property is no more than 60%, (iv) is secured only by a pledge of all or a portion of the direct and/or indirect ownership interests in borrowers or any other collateral not mortgaged or pledged to the mortgage lender under the Pinnacle I Loan or is customary preferred equity collateral, (v) creates no obligations or liabilities on the part of the mortgage borrower and results in no liens on any portion of the Pinnacle I Property, (vi) has a term expiring on the maturity date of the Pinnacle I Loan, (vii) is on terms and conditions reasonably acceptable to the mortgage lender, (viii) be subject to an intercreditor agreement between the mortgage lender and the approved mezzanine lender and (ix) Rating Agency Confirmation is obtained.

■	Terrorism Insurance. The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts.

■	Earthquake Insurance. Not required.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

CARTIFACT
CANADA
MONTANA
NORTH DAKOTA
MINNESOTA
Minneapolis
SOUTH DAKOTA
WYOMING
WISCONSIN
MICHIGAN
Detroit
MAINE
VT.
N.H.
MASS.
CONN.
R.I.
NEW YORK
Boston
New York
N.J.
Philadelphia
PENNSYLVANIA
IOWA
Chicago
NEBRASKA
Omaha
Denver
COLORADO
ILLINOIS
INDIANA
OHIO
MD.
DEL.
Washington DC
WEST VIRGINIA
VIRGINIA
Kansas City
KANSAS
St. Louis
MISSOURI
KENTUCKY
TENNESSEE
NORTH CAROLINA
Charlotte
NEW MEXICO
OKLAHOMA
ARKANSAS
Little Rock
SOUTH CAROLINA
Atlanta
ATLANTIC OCEAN
Dallas
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
Houston
New Orleans
Tampa
Orlando
Miami
Gulf of Mexico
MEXICO
1
2
3
4
5
6
7
8
9
10
11

COOPER HOTEL PORTFOLIO

1	Hilton - Naples	5111 Tamiami Trail North	Naples, FL	34103
2	Hilton - Orlando / Altamonte Springs	350 Northlake Boulevard	Altamonte Springs, FL	32701
3	DoubleTree - Memphis	5069 Sanderlin Avenue	Memphis, TN	38117
4	Hilton Garden Inn - Detroit Airport	31800 Smith Road	Romulus, MI	48174
5	Hampton Inn and Suites - Detroit Airport	31700 Smith Road	Romulus, MI	48174
6	DoubleTree - Murfreesboro / Nashville	1850 Old Fort Parkway	Murfreesboro, TN	37129
7	Crowne Plaza - Fort Myers	13051 Bell Tower Drive	Fort Myers, FL	33907
8	DoubleTree - Jackson	1770 Highway 45 Bypass	Jackson , TN	38305
9	DoubleTree - Johnson City	211 Mockingbird Lane	Johnson City, TN	37604
10	DoubleTree - Oak Ridge / Knoxville	215 South Illinois Avenue	Oak Ridge, TN	37830
11	Embassy Suites - Detroit Airport	8600 Wickham Road	Romulus, MI	48174

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	11	Loan Seller		GSMC
Location (City/State)	Various	Cut-off Date Principal Balance	$95,250,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$44,760.34
Size (Rooms)	2,128	Percentage of Initial Pool Balance		6.9%
Total TTM Occupancy as of 9/30/2012	68.5%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2012	68.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.7620997%
Appraised Value	$142,100,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		300
Underwritten Revenues	$70,151,825
Underwritten Expenses	$56,943,206	Escrows
Underwritten Net Operating Income (NOI)	$13,208,619
Underwritten Net Cash Flow (NCF)	$10,402,546		Upfront	Monthly
Cut-off Date LTV Ratio	67.0%	Taxes	$154,492	$438,732
Maturity Date LTV Ratio(1)	52.2%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.83x / 1.44x	FF&E	$0	$240,201
Debt Yield Based on Underwritten NOI / NCF	13.9% / 10.9%	Other(2)	$1,850,000	$18,500

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$95,250,000	82.3%	Loan Payoff	$111,056,912	95.9%
Mezzanine Loan	16,750,000	14.5	Closing Costs	2,689,656	2.3
Principal’s New Cash Contribution	3,751,060	3.2	Reserves	2,004,492	1.7

Total Sources	$115,751,060	100.0%	Total Uses	$115,751,060	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $164,500,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 60.4%. See “—Appraisal” below.

(2)	Other reserve represents a Hilton Naples PIP reserve ($1,000,000 upfront and $18,500 ongoing) and a debt service reserve ($850,000). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Cooper Hotel Portfolio Loan”) is evidenced by a note in the original principal amount of $95,250,000 and is secured by first mortgages encumbering 11 hotels, comprised of 2,128 rooms, located in Florida, Michigan and Tennessee (the “Cooper Hotel Portfolio Properties”).  The Cooper Hotel Portfolio Loan was originated on October 24, 2012 by Goldman Sachs Mortgage Company and represents approximately 6.9% of the Initial Pool Balance.  The Cooper Hotel Portfolio Loan has a principal balance as of the Cut-off Date of $95,250,000 and an interest rate of 5.7621% per annum.  The proceeds of the Cooper Hotel Portfolio Loan were primarily used to refinance existing debt secured in part by a lien on the Cooper Hotel Portfolio Properties.

The Cooper Hotel Portfolio Loan had an initial term of 60 months and has a remaining term of 60 months.  The Cooper Hotel Portfolio Loan requires payments of interest and principal during the term of the loan based on a 25-year amortization schedule.  The scheduled maturity date is the due date in November 2017. Voluntary prepayment of the Cooper Hotel Portfolio Loan is prohibited prior to August 6, 2017 except as described below in “Release of Collateral” in connection with certain property releases.  Defeasance with direct obligations of the United States of America, which obligations are not subject to prepayment, call or early redemption, is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

■
The Mortgaged Properties.  The Cooper Hotel Portfolio Properties consist of 11 hotels with a total of 2,128 rooms.  The following table presents certain information relating to the Cooper Hotel Portfolio Properties:

Property Name	City	State	Number of Rooms	Cut-off Date Allocated Trust Loan Amount	% of Cut- off Date Allocated Trust Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per Room
Hilton - Naples	Naples	FL	199	$16,355,000	17.2%	2000/2007- 2009	$24,400,000	$1,672,898	$8,407
Hilton - Orlando / Altamonte Springs	Altamonte Springs	FL	311	11,663,000	12.2	1985/2008- 2010	17,400,000	1,226,167	3,943
DoubleTree - Memphis	Memphis	TN	266	10,122,000	10.6	1986/2009	15,100,000	1,104,282	4,151
Hilton Garden Inn - Detroit Airport	Romulus	MI	165	10,054,000	10.6	2000/NAP	15,000,000	1,095,503	6,639
Hampton Inn and Suites - Detroit Airport	Romulus	MI	126	8,044,000	8.4	2010/NAP	12,000,000	790,475	6,274
DoubleTree - Murfreesboro / Nashville	Murfreesboro	TN	168	7,574,000	8.0	1988/2008	11,300,000	962,523	5,729
Crowne Plaza - Fort Myers	Fort Myers	FL	225	6,837,000	7.2	1987/2005, 2006	10,200,000	480,555	2,136
DoubleTree - Jackson	Jackson	TN	166	6,435,000	6.8	1989/2009	9,600,000	784,326	4,725
DoubleTree - Johnson City	Johnson City	TN	184	6,368,000	6.7	1986/2007	9,500,000	891,943	4,848
DoubleTree - Oak Ridge / Knoxville	Oak Ridge	TN	167	6,100,000	6.4	1986/2007	9,100,000	745,715	4,465
Embassy Suites - Detroit Airport	Romulus	MI	151	5,698,000	6.0	1989/2007	8,500,000	648,160	4,292
Total / Wtd. Avg.			2,128	$95,250,000	100.0%		$142,100,000	$10,402,546	$4,888

The following table presents certain information relating to the 2011 demand analysis with respect to the Cooper Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Cooper Hotel Portfolio Properties:

2011 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Hilton - Naples	15%	15%	70%
Hilton - Orlando / Altamonte Springs	30%	66%	3%
DoubleTree - Memphis	24%	25%	51%
Hilton Garden Inn - Detroit Airport	7%	15%	78%
Hampton Inn and Suites - Detroit Airport	5%	20%	75%
DoubleTree - Murfreesboro / Nashville	29%	21%	50%
Crowne Plaza - Fort Myers	22%	17%	61%
DoubleTree - Jackson	19%	19%	62%
DoubleTree - Johnson City	20%	16%	64%
DoubleTree - Oak Ridge / Knoxville	16%	16%	68%
Embassy Suites - Detroit Airport	12%	15%	73%

(1)	Source: Appraisal

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

The following table presents certain information relating to the TTM through August 2012 penetration rates relating to the Cooper Hotel Portfolio Properties, as provided in the August 2012 Smith Travel Research report for the Cooper Hotel Portfolio Properties:

TTM Through 8/31/2012 Penetration Rates(1)

	Competitive Set			TTM 8/31/2012			Penetration Factor
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Hilton - Naples	70.6%	$105.59	$74.50	79.2%	$129.78	$102.80	112.3%	122.9%	138.0%
Hilton - Orlando / Altamonte Springs	48.9%	$82.43	$40.27	61.6%	$89.45	$55.09	126.1%	108.5%	136.8%
DoubleTree - Memphis	69.2%	$104.78	$72.46	67.9%	$94.19	$64.00	98.2%	89.9%	88.3%
Hilton Garden Inn - Detroit Airport	73.2%	$72.32	$52.91	73.3%	$91.00	$66.74	100.3%	125.8%	126.1%
Hampton Inn and Suites - Detroit Airport	69.1%	$78.81	$54.50	71.4%	$103.12	$73.59	103.2%	130.9%	135.0%
DoubleTree - Murfreesboro / Nashville	60.6%	$95.36	$57.82	70.7%	$97.99	$69.24	116.5%	102.8%	119.8%
Crowne Plaza - Fort Myers	65.8%	$87.22	$57.42	64.7%	$91.31	$59.07	98.3%	104.7%	102.9%
DoubleTree - Jackson	66.3%	$91.88	$60.88	70.0%	$93.31	$65.35	105.7%	101.6%	107.3%
DoubleTree - Johnson City	55.2%	$96.50	$53.29	63.2%	$98.75	$62.39	114.4%	102.3%	117.1%
DoubleTree - Oak Ridge / Knoxville	45.5%	$77.20	$35.12	54.8%	$101.99	$55.88	120.4%	132.1%	159.1%
Embassy Suites - Detroit Airport	72.1%	$72.10	$51.97	82.5%	$105.48	$86.97	114.4%	146.3%	167.3%
Total / Wtd. Avg.	64.0%	$89.41	$57.36	69.8%	$101.65	$71.57	110.1%	114.9%	126.7%

(1)	Source: August 2012 STR Report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Cooper Hotel Portfolio Properties:

	2010(1)			2011(1)			TTM 9/30/2012(1)			Underwritten
Property	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Occ	ADR	RevPAR
Hilton - Naples	70.2%	$124.46	$87.35	76.4%	$129.02	$98.60	80.0%	$129.34	$103.41	80.0%	$129.34	$103.41
Hilton - Orlando / Altamonte Springs	45.0%	$89.86	$40.40	57.2%	$89.30	$51.08	61.2%	$89.05	$54.54	61.2%	$89.05	$54.54
DoubleTree - Memphis	61.7%	$92.35	$56.93	64.7%	$94.10	$60.89	67.8%	$95.29	$64.59	67.8%	$95.29	$64.59
Hilton Garden Inn - Detroit Airport	70.8%	$86.35	$61.11	71.7%	$87.11	$62.44	73.0%	$91.55	$66.82	73.0%	$91.55	$66.82
Hampton Inn and Suites - Detroit Airport	46.8%	$101.93	$47.67	68.8%	$99.89	$68.89	71.7%	$103.36	$74.07	71.7%	$103.36	$74.07
DoubleTree - Murfreesboro / Nashville	61.1%	$94.19	$57.56	62.5%	$95.96	$60.00	71.8%	$97.58	$70.07	71.8%	$97.58	$70.07
Crowne Plaza - Fort Myers	65.0%	$87.76	$57.04	63.2%	$89.32	$56.48	64.3%	$92.72	$59.61	64.3%	$92.72	$59.61
DoubleTree - Jackson	74.7%	$92.52	$69.11	70.2%	$95.43	$66.99	70.9%	$92.70	$65.71	70.9%	$92.70	$65.71
DoubleTree - Johnson City	51.7%	$97.47	$50.39	57.6%	$97.89	$56.36	63.9%	$98.45	$62.93	63.9%	$98.45	$62.93
DoubleTree - Oak Ridge / Knoxville	54.7%	$101.99	$55.77	57.3%	$101.96	$58.43	54.4%	$101.77	$55.37	54.4%	$101.77	$55.37
Embassy Suites - Detroit Airport	82.1%	$95.51	$78.43	84.1%	$100.59	$84.57	82.8%	$105.27	$87.21	82.8%	$105.27	$87.21
Total / Wtd. Avg.	61.5%	$96.33	$59.24	65.8%	$98.23	$64.60	68.5%	$99.63	$68.22	68.5%	$99.63	$68.22

(1)	Source: As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cooper Hotel Portfolio Properties:

Cash Flow Analysis(1)
	2010	2011	TTM 9/30/2012	Underwritten	Underwritten $ per Room
Room Revenue	$45,128,488	$50,176,188	$53,131,375	$53,131,375	$24,968
Food & Beverage Revenue	15,990,699	16,655,334	16,574,959	16,574,959	7,789
Other Revenue(2)	411,237	430,105	445,491	445,491	209
Total Revenue	$61,530,424	$67,261,627	$70,151,825	$70,151,825	$32,966

Room Expense	$11,002,095	$11,833,559	$12,498,796	$12,498,796	$5,873
Food & Beverage Expense	14,655,123	14,786,919	14,665,739	14,665,739	6,892
Other Expense(3)	503,973	415,626	429,087	429,087	202
Total Departmental Expense	$26,161,191	$27,036,104	$27,593,622	$27,593,622	$12,967
Total Undistributed Expense	24,146,989	25,407,756	26,622,690	26,758,754	12,575
Total Fixed Charges	2,793,011	2,437,537	2,522,217	2,590,830	1,217
Total Operating Expenses	$53,101,191	$54,881,397	$56,738,529	$56,943,206	$26,759

Net Operating Income	$8,429,233	$12,380,230	$13,413,296	$13,208,619	$6,207
FF&E	2,461,217	2,690,465	2,806,073	2,806,073	1,319
Net Cash Flow	$5,968,016	$9,689,765	$10,607,223	$10,402,546	$4,888

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes telephone income, and other hotel income.
(3)	Other expenses include telephone expense and other hotel expense.

■
Appraisal.  According to the appraisals, the Cooper Hotel Portfolio had an “as-is” appraised value of $142,100,000 as of an effective date ranging from August 30, 2012 to September 5, 2012 and an “as stabilized” appraised value of $164,500,000 as of an effective date ranging from September 1, 2014 to September 1, 2015.

■	Environmental Matters. According to the Phase I environmental reports, dated between September 17, 2012 and September 21, 2012, the environmental consultants recommended no further action.

■
The Borrowers.  The borrowers are Naples Hospitality Limited Partnership, Altamonte Hospitality, LP, FM Hotel Company, LTD., Romulus Suites Limited Partnership, Detroit Airport Hotel Limited Partnership, Detroit Airport Hotel Limited Partnership II, GP Memphis, L.P., GP Murfreesboro, L.P., GP Jackson, L.P., GP Oak Ridge, L.P., and GP Johnson City, L.P. each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Cooper Hotel Portfolio Loan.  The borrowers of the Cooper Hotel Portfolio are indirectly owned, in part, by Pace Cooper, who is the non-recourse carveout guarantor under the Cooper Hotel Portfolio Loan.

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $154,492 in respect of certain tax payments, $850,000 in respect of a debt service reserve, and $1,000,000 in respect of a potential property improvement plan relating to the Hilton - Naples Property (the “Naples PIP”) as described in “—Property Improvement Plan” below.  On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to (a) one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes over the then succeeding twelve month period, and (b) if an event of default under the loan agreement or a Cooper Hotel Portfolio Trigger Period is continuing or if the borrowers fail to deliver to the lender evidence that the insurance requirements under the loan agreement are being maintained, an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay insurance premiums for the next 12 months.  Additionally, the borrowers are required to fund a furniture, fixtures and equipment reserve in the monthly amount of (a) for the first 12 payment dates, an amount set forth in the loan agreement, ranging from $11,624 to $39,773, with an aggregate combined amount of $240,201 for all of the Cooper Hotel Portfolio Properties, and (b) beginning on the 13th payment date, an amount equal to the greater of (a) the amount required to be reserved for fixtures, filings and equipment under the related franchise agreement and (b)(i) for the DoubleTree - Memphis property, one-

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

twelfth of 5% of actual annual revenue for the previous 12-month period, and (ii) for each of the other Cooper Hotel Portfolio Properties, one-twelfth of 4% of actual annual revenue of such property for the previous 12-month period.  In addition, on each payment date until the earlier of (a) the implementation of the PIP for the Hilton - Naples Property and (b) the payment date that occurs in February 2015, the borrowers are required to reserve an amount equal to $18,500.  At such time as a Naples PIP is implemented for the Hilton - Naples Property, (y) if the balance in the PIP account is greater than 110% of the budgeted amount necessary to satisfy the Naples PIP requirements (such amount, the “PIP Amount”), any excess amount will be transferred to the FF&E reserve account established for the Hilton - Naples Property, and (z) if the balance in the PIP account is less than the PIP Amount, the borrowers are required to deposit any deficiency in the PIP account within 30 days. If the borrowers fail to make such deposit within 30 days, a Cooper Hotel Portfolio Trigger Period will commence and funds will be deposited into the applicable PIP account in accordance with the loan agreement.  If, following the implementation of the Naples PIP, a change in the PIP requirements causes an increase in the reasonable estimate of the cost of completion of $25,000 or more (any such increase, a “PIP Additional Amount”), the borrowers are required to deposit such amount into the PIP account on the first payment date thereafter.

A “Cooper Hotel Portfolio Trigger Period” means (a) any period commencing when the borrowers fail to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered, unless and until such reports are delivered and they indicate that, in fact, no Cooper Hotel Portfolio Trigger Period is ongoing, (b) any period (i) from the date the borrowers fail to timely remit all required funds to replenish the debt service reserve available amount pursuant to the loan agreement until the debt service coverage ratio for two successive quarters is greater than 1.05x and the balance in the debt service reserve account is equal to $850,000, (c) if the borrowers have not satisfied the requirements in the loan agreement for the delivery of a new franchise agreement, the period beginning on the expiration of an existing franchise agreement and continuing until the borrowers comply with such requirements to the lender’s satisfaction and, to the extent a PIP is required as a condition to the delivery of a new franchise agreement, the PIP Amount and any PIP Additional Amount is on deposit in the PIP Reserve Account, (d) the period from the failure of the borrowers to deposit any deficiency in the PIP account established for the Hilton - Naples Property within the 30-day period following the delivery of a PIP for such Property as described in the loan agreement to the date the amount on deposit in the PIP account is equal to 110% of the PIP Amount, or (e) any period during the occurrence of any event of default under the mezzanine loan agreement.

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Lockbox and Cash Management.  The Cooper Hotel Portfolio Loan requires a hard lockbox for each mortgaged property, which are already in place.  The loan documents require the borrowers to direct each credit card company which provides credit card services for the Cooper Hotel Portfolio Properties to pay their credit card receivables directly to the lender-controlled lockbox accounts.  The loan documents also require that all revenues relating to the Cooper Hotel Portfolio Properties and all other money received by the borrowers or the property managers relating to the Cooper Hotel Portfolio Properties be deposited into the lockbox accounts within one business day after receipt.  Provided no Cooper Hotel Portfolio Trigger Period or event of default under the loan agreement is ongoing, all amounts in the lockbox accounts are swept on a daily basis to operating accounts designated and accessible by the borrowers and pledged to the lender.  During the continuance of a Cooper Hotel Portfolio Trigger Period or event of default under the loan agreement, all amounts in the lockbox accounts will be swept on a daily basis to a cash management account designated and controlled by the lender.  During the continuance of an event of default under the Cooper Hotel Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Cooper Hotel Portfolio Loan and/or toward the payment of expenses of the Cooper Hotel Portfolio Properties, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

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Property Management.  The Cooper Hotel Portfolio Properties is currently managed by Cooper Hotel Services, Inc. or Cooper Realty Company, which are both affiliates of the borrowers and the sponsor, pursuant to a management agreement.  Under the loan documents, the Cooper Hotel Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrowers to replace the property manager during the continuance of an event of default under the Cooper Hotel Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure periods, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

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Mezzanine or Subordinate Indebtedness.  There is currently mezzanine debt, originated by Goldman Sachs Mortgage Company, with an outstanding principal balance of $16,750,000 as of the Cut-off Date that is secured by direct or indirect equity interests in the borrowers. No additional subordinate indebtedness is permitted other than customary exclusion for trade payables. The mezzanine loan is coterminous with the Cooper Hotel Portfolio Loan and requires interest payments based on an interest rate of 12.0000% per annum on an actual/360 basis. The intercreditor agreement executed between the holder of the Cooper Hotel Portfolio Loan and the holder of the mezzanine loan provides, among other things, that the holder of the mezzanine loan will have certain rights and remedies with respect to the Cooper Hotel Portfolio Loan, including purchase options, cure rights and approval rights, as further described under “Description of the Mortgage Pool–Statistical Characteristics of the Mortgage Loan–Additional Indebtedness” in the Free Writing Prospectus.

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Release of Collateral. Provided no event of default is then continuing under the Cooper Hotel Portfolio Loan or under the Cooper Hotel Portfolio mezzanine loan, the borrowers have the right to obtain the release of the Cooper Hotel Portfolio Properties, subject to the satisfaction of certain conditions, including among others: (a) if such release occurs prior to December 6, 2014, (i) thirty (30) days prior written notice to the lender, (ii) the borrower seeks to obtain the release of a single Cooper Hotel Portfolio Property (other than the Hilton - Naples Property, the DoubleTree - Memphis Property, the Hilton - Orlando / Altamonte Springs Property and the Hilton Garden Inn - Detroit Airport Property) in connection with a bona fide third party sale of such property, (iii) payment of a release price equal to 115% or 125% of the allocated loan amount (as designated in the loan documents) for the applicable property and a yield maintenance premium of at least 2% of the amount prepaid, (iv) after giving effect to the release, the debt service coverage ratio for the remaining Cooper Hotel Portfolio Properties is no less than the greater of (a) 1.10x and (b) the debt service coverage ratio immediately prior to the release; (v) after giving effect to the release, the fair market value of the remaining Cooper Hotel Portfolio Properties (as calculated in a manner satisfactory to the lender) is at least 80% of the loan’s principal balance; (vi) if the mezzanine loan is outstanding, the mezzanine lender has consented in writing, and the mezzanine borrowers have prepaid a portion of the mezzanine loan to comply with any prepayment requirements under the mezzanine loan agreement and (vii) delivery of Rating Agency Confirmation, and (b) if such release occurs after December 6, 2014, (i) the borrower seeks to obtain the release of one or more of the Cooper Hotel Portfolio Properties, (ii) (A) defeasance of the entire loan, or (B) payment of a release price equal to 115% or 125% of the allocated loan amount (as designated in the loan documents) for the applicable property, (iii) if only defeasing a portion of the loan, after giving effect to the release, the debt service coverage ratio for the remaining Cooper Hotel Portfolio Properties is no less than the greater of (a) 1.10x and (b) the debt service coverage ratio immediately prior to the release; (iv) delivery of defeasance collateral sufficient to defease an amount equal to (A) pay the interest and principal due on the due dates in respect of a portion of the loan being defeased and (B) repay the outstanding principal balance of such portion of the loan on August 6, 2017, (v) the satisfaction of any conditions in the mezzanine loan agreement, (vi) the delivery of a REMIC opinion from counsel, and (vii) delivery of Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COOPER HOTEL PORTFOLIO

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Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Cooper Hotel Portfolio Properties, plus twelve months of rental loss/business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Cooper Hotel Portfolio Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Cooper Hotel Portfolio Properties is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Cooper Hotel Portfolio Properties are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus

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Property Improvement Plan.  The loan documents require that borrowers complete any work under a potential Naples PIP consisting of interior and exterior improvements necessary for the Hilton - Naples Property.  The work required under the Naples PIP is a condition to the renewal or extension of the current franchise agreement or the entering into of a replacement franchise or license agreement.

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As described in “—Escrows” above, at origination, the borrowers reserved $1,000,000 and will also reserve $18,500 on a monthly basis in respect of the foregoing work.  Additionally, a Cooper Portfolio Trigger Period will exist if the borrowers fail to deposit any deficiency in the Hilton - Naples Property PIP account within the 30-day period following the delivery of a PIP for such property and will end the date the amount on deposit in the applicable PIP account, plus the amount on deposit in the FF&E account, is equal to 110% of the PIP Amount (such resulting Cooper Portfolio Trigger Period, a “PIP Trigger”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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JAMAICA CENTER

CARVER
K&G FASHION
K&G FASHION
MULTIPLEX CINEMAS
MULTIPLEX CINEMAS

OLD NAVY

NYPD FORENSICS LAB
QUEENS FAMILY COURT
KING MANOR MUSEUM AND PARK
SOCIAL SECURITY ADMINISTRATION
SUBWAY E J Z
Jamaica Center Parsons | Archer
New York City Subway
Bus
Jamaica Center
LONG ISLAND RAILROAD
Archer Avenue
160th Street

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

CARTIFACT
Jamaica Center
15902 Jamaica Avenue
Jamaica, NY 11432
Queens
Jamaica
LA GUARDIA INTERNATIONAL AIRPORT
JOHN F KENNEDY INTERNATIONAL AIRPORT
GRAND CENTRAL PKWY
WHITESTONE EXPY
HORACE HARDING EXPY
LONG ISLAND EXPY
CLEARVIEW EXPY
JACKIE ROBINSON PKWY
VAN WYCK EXPY
BELT PKWY
NASSAU EXPY
20TH AVE
WILLETS POINT BLVD
BAYSIDE AVE
NORTHERN BLVD
ASTORIA BLVD
31ST AVE
37TH AVE
ROOSEVELT AVE
QUEENS BLVD
JAMAICA AVE
HILLSIDE AVE
LIBERTY AVE
SOUTH RD
ATLANTIC AVE
ROCKAWAY BLVD
N CONDUIT AVE
LINDEN BLVD
MERRICK BLVD
SUTPHIN BLVD
UNION TPKE
HEMPSTEAD AVE
HOLLIS AVE
SPRINGFIELD BLVD
FARMERS BLVD
WOODHAVEN BLVD
CROSS BAY BLVD
METROPOLITAN AVE
MYRTLE AVE
ELIOT AVE
BELL BLVD
MAIN ST
UTOPIA PKWY
KISSENA BLVD
PARSONS BLVD
COLLEGE POINT BLVD
QUEENSBORO HILL
FLUSHING
AUBURNDALE
CORONA
JACKSON HEIGHTS
UTOPIA
POMONOK
FRESH MEADOWS
DOUGLASTOWN-LITTLE NECK
MIDDLE VILLAGE
FOREST HILLS
GLENDALE
WOODHAVEN-RICHMOND HILL
SAINTALBANS
QUEENS VILLAGE
SPRINGFIELD GARDENS
LAURELTON
EAST BROOKLYN
ROSEDALE
Flushing Bay
Jamaica Bay
Shea Stadium
Flushing Meadows - Corona Park
Meadow Lake
Kissena Park
Kissena Park Golf Course
Flushing Cemetery
Cunningham Park
Alley Park
Crocheron Park
Clearview Golf Course
The Bay Terrace at Bayside
Saint Marys Hospital
Parsons Hospital
Elmhurst Hospital
Queens Center
Rego Park Center
Fresh Meadow Shopping Center
Baison Stadium
St Johns University
Queens Hospital
Saint Johns Cemetery
Forest Park
Forest Park Golf Course
King Park
Liberty Park
Metro Mall
Highland Park
Baisley Pond Park
St Albans Primary and Extended Care Center
Aqueduct Race Track Nyra
Gateway Center
Spring Creek Park
Brookville Park
Five Towns Shopping Center
Gateway National Recreation Area

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Jamaica, New York	Cut-off Date Principal Balance	$81,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$375.34
Size (SF)	215,806	Percentage of Initial Pool Balance	5.8%
Total Occupancy as of 8/31/2012	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/31/2012	100.0%	Type of Security	Leasehold
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate	4.2700%
Appraised Value	$125,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360

Underwritten Revenues	$10,650,775	Escrows
Underwritten Expenses	$2,686,060	Upfront	Monthly
Underwritten Net Operating Income (NOI)	$7,964,715	Taxes	$83,000	$20,090
Underwritten Net Cash Flow (NCF)	$7,725,731	Insurance	$12,750	$20,700
Cut-off Date LTV Ratio	64.5%	Replacement Reserves(1)	$0	$5,395
Maturity Date LTV Ratio	51.8%	TI/LC(2)	$200,000	$11,200
DSCR Based on Underwritten NOI / NCF	1.66x / 1.61x	Ground Rent Reserve	$0	$12,500
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.5%	Other(3)	$11,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$81,000,000	100.0%	Loan Payoff	$56,666,530	70.0%
			Principal Equity Distribution	15,429,607	19.0
			City of NY Equity Distribution	5,143,202	6.3
			Fee Purchase Option Distribution	2,000,000	2.5
			Closing Costs	1,453,661	1.8
			Reserves	307,000	0.4
Total Sources	$81,000,000	100.0%	Total Uses	$81,000,000	100.0%

(1)	The replacement reserve is subject to a $130,000 cap.
(2)
At origination, the TI/LC Reserve consisted of $200,000 of outstanding TI/LC landlord obligations.  Monthly TI/LC collections commence on December 6, 2013 and each due date thereafter, subject to a $400,000 cap.

(3)	Other escrows include a deferred maintenance reserve of $11,250.

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The Mortgage Loan.  The mortgage loan (the “Jamaica Center Loan”) is evidenced by a note in the original principal amount of $81,000,000 and is secured by a first mortgage encumbering a retail and office building located in Queens, New York (the “Jamaica Center Property”).  The Jamaica Center Loan was originated by Jefferies LoanCore LLC on October 31, 2012 and represents approximately 5.8% of the Initial Pool Balance.  The note evidencing the Jamaica Center Loan had an outstanding principal balance as of the Cut-off Date of $81,000,000 and has an interest rate of 4.2700% per annum.  Proceeds of the Jamaica Center Loan were used to refinance existing debt on the Jamaica Center Property.

The Jamaica Center Loan has an initial term of 120 months and has a remaining term of 120 months.  The Jamaica Center Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in November 2022.  Voluntary prepayment of the Jamaica Center Loan is prohibited prior to August 6, 2022.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Property. The Jamaica Center Property is a three-story, 215,806 SF urban retail and office building that includes an additional 155,703 SF, two-level, below grade parking garage that contains 375 stalls.  The Jamaica Center Property is comprised of 178,295 SF of retail space (82.6% of the NRA) and 37,511 SF of office space (17.4% of the NRA). The Jamaica Center Property was built in 2002 is anchored by National Amusements (operating as a 15 screen movie theater) (38.5% of the NRA, exp. May 2022), Queens Educational Opportunity Center (17.4% of the NRA, exp. June 2022), Old Navy (13.8% of NRA, exp. May 2017), Bally Total Fitness (12.1% of NRA, exp. June 2017), K&G Fashion Superstore (7.0% of NRA, exp. May 2022) and Walgreens (6.0% of the NRA, exp. August 2017).  Cumulatively, the six largest tenants represent 94.8% of the NRA.  As of August 31, 2012, the Jamaica Center Property was 100.0% leased.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

The Jamaica Center Property currently benefits from a real estate tax exemption.  The Jamaica Center Property is exempt from real estate taxes on the improvements at the Jamaica Center Property for a period of 16 years from the completion of the Jamaica Center Property (until June 2016). For each subsequent year, the exemption declines by 10% per annum until the exemption is eliminated (full taxes will be payable beginning July 2025).

The mortgage encumbers a leasehold interest in the Jamaica Center Property, which is subject to a ground lease between The City of New York, as ground lessor, and Mattone Group Jamaica Co., LLC, as ground lessee.  Required ground lease payments are for base rent of $150,000 per annum (which payments are only required to be made after payment of operating expenses and debt service payments under the Jamaica Center Loan). Payments are permitted to accrue, on a 3% per annum basis, to the extent sufficient net cash flow is not available to pay the base rent due under the ground lease.  In addition the ground lessor is entitled to payments of 20% of any excess net cash flow (i.e. after payment of operating expenses, debt service payments under the Jamaica Center Loan, and base rent under the ground lease).  The ground lessor also has the right to participate in capital proceeds from a sale or refinancing, with net proceeds from such sale or refinancing being split the between borrower and the ground lessor 50-50, on a pari-passu basis.

The borrower has the right at any time to purchase the fee estate in the Jamaica Center Property for a purchase price equal to the greater of (i) the amount that would produce a 5% IRR (through the date of purchase) on the ground lessor’s initial equity investment of $11 million (inclusive of all historical payments made to the ground lessor) or (ii) the capitalized value of the ground rent, as determined by appraisal, for the 18 months prior to the purchase date and projected payments for the following 18 months; subject to a cap of the amount which would produce a 6.5% IRR (based on the same terms as (i)).  The ground lessor’s IRR will be calculated based upon all payments received by the ground lessor under the lease other than tax exemption payments (i.e., the base rent, excess cash flow rent and net capital proceeds).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Jamaica Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
National Amusements	NR / NR / B+	83,000	38.5%	Yes	$2,661,810	$32.07	5/31/2022	$536,523	33.1%	5, 5-year options
QEOC	AA / Aa2 / AA	37,511	17.4	Yes	$1,800,528	$48.00	11/30/2022	NA	NA	NA
Old Navy	BBB- / Baa3 / BB+	29,885	13.8	Yes	$1,048,665	$35.09	5/31/2017	$274	12.8%	2, 5-year options
Bally Total Fitness	NR / NR / NR	26,055	12.1	Yes	$787,643	$30.23	6/30/2017	NA	NA	3, 5-year options
Total Anchors		176,451	81.8%

Jr. Anchors
K&G Fashion Superstore(3)	NR / NR / NR	15,115	7.0%	Yes	$604,600	$40.00	5/31/2022	NA	NA	2, 5-year options
Walgreens(4)	NR / Baa1 / BBB	13,000	6.0	Yes	$911,300	$70.10	8/31/2017	$580	12.1%	NA
Total Jr. Anchors		28,115	13.0%

Occupied In-line		11,240	5.2%		$570,107	$50.72
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		215,806	100.0%
Total SF		215,806	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended August 31, 2012. All other tenants do not report sales.
(3)
Tenant is required to report sales within 60 days of the end of each lease year.  Tenant sales were not available as the lease commenced in April 2012.  Tenant has a termination option at the end of the sixth lease year if sales do not exceed $5,500,000 for the fifth lease year.  Tenant may terminate its rent or reduce its rent to 75% of the minimum base rent if the landlord leases space to a another tenant that sells men’s suits, formalwear, sport coats and unfinished bottom slacks in more than 20% of its space.

(4)
Walgreen’s lease expiration date per the lease is July 2035.  Tenant has termination options after the 15th, 20th and 30th year of the lease with 12 months’ prior notice.  Lease expiration date shown assumes Walgreen’s exercises their termination option in August 2017.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Jamaica Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
National Amusements(3)	NR / NR / B+	83,000	38.5%	$2,661,810	31.7%	$32.07	5/31/2022	$536,523	33.1%	5, 5-year options
QEOC	AA / Aa2 / AA	37,511	17.4	1,800,528	21.5	48.00	11/30/2022	NA	NA	NA
Old Navy	BBB- / Baa3 / BB+	29,885	13.8	1,048,665	12.5	35.09	5/31/2017	$274	12.8%	2, 5-year options
Bally Total Fitness	NR / NR / NR	26,055	12.1	787,643	9.4	30.23	6/30/2017	NA	NA	3, 5-year options
K&G Fashion Superstore(4)	NR / NR / NR	15,115	7.0	604,600	7.2	40.00	5/31/2022	NA	NA	2, 5-year options
Walgreens(5)	NR / Baa1 / BBB	13,000	6.0	911,300	10.9	70.10	8/31/2017	$580	12.1%	NA
Carver Federal	NR / Aaa / NR	2,741	1.3	101,307	1.2	36.96	7/31/2018	NA	NA	2, 5-year options
Popeye’s	NR / NR / NR	2,600	1.2	144,222	1.7	55.47	6/30/2026	NA	NA	2, 5-year options
Golden Krust	NR / NR / NR	2,178	1.0	131,769	1.6	60.50	5/31/2017	NA	NA	3, 5-year options
Subway/Dunkin’ Donuts	NR / NR / B+	1,765	0.8	107,729	1.3	61.04	9/30/2017	NA	NA	2, 5-year options
Ten Largest Owned Tenants		213,850	99.1%	$8,299,573	99.0%	$38.81
Remaining Owned Tenants		1,956	0.9	85,080	1.0	43.50
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		215,806	100.0%	$8,384,653	100.0%	$38.85

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended August 31, 2012. All other tenants do not report sales.
(3)	Tenant has five, five-year renewal options and an additional one, four-year renewal option.
(4)	K&G Fashion is required to report sales within 60 days of the end of each lease year. Tenant sales were not available as K&G Fashion’s lease commenced in April 2012.
(5)
Walgreen’s lease expiration date per the lease is July 2035.  Tenant has termination options after the 15th, 20th and 30th year of the lease with 12 months’ prior notice.  Lease expiration date shown assumes Walgreen’s exercises their termination option in August 2017.

  The following table presents certain information relating to the lease rollover schedule at the Jamaica Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017(2)	74,175	34.4	34.4%	3,034,006	36.2	40.90	6
2018	2,741	1.3	35.6%	101,307	1.2	36.96	1
2019	0	0.0	35.6%	0	0.0	0.00	0
2020	664	0.3	35.9%	38,180	0.5	57.50	1
2021	0	0.0	35.9%	0	0.0	0.00	0
2022	135,626	62.8	98.8%	5,066,938	60.4	37.36	3
2023 & Thereafter	2,600	1.2	100.0%	144,222	1.7	55.47	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	215,806	100.0%		$8,384,653	100.0%	$38.85	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Walgreen’s lease expiration date per the lease is July 2035.  Tenant has termination options after the 15th, 20th and 30th year of the lease with 12 months’ prior notice.  Lease expiration date shown assumes Walgreen’s exercises their termination option in August 2017.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Jamaica Center Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 6/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,761,913	$7,516,362	$7,498,296	$7,604,645	$8,384,653	$38.85
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue(3)	0	0	0	0	21,176	0.10
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$7,761,913	$7,516,362	$7,498,296	$7,604,645	$8,405,829	$38.95
Total Reimbursables	1,327,580	1,277,484	1,304,904	1,262,980	2,205,513	10.22
Other Income(4)	560,731	535,486	510,431	644,710	570,000	2.64
Vacancy & Credit Loss	0	0	0	0	(530,567)	(2.46)
Effective Gross Income	$9,650,223	$9,329,332	$9,313,632	$9,512,335	$10,650,775	$49.35

Total Operating Expenses	$2,050,495	$2,070,595	$2,188,108	$1,912,757	$2,686,060	$12.45

Net Operating Income	$7,599,728	$7,258,737	$7,125,523	$7,599,578	$7,964,715	$36.91
TI/LC	0	0	0	0	185,032	0.86
Capital Expenditures	0	0	0	0	53,952	0.25
Net Cash Flow	$7,599,728	$7,258,737	$7,125,523	$7,599,578	$7,725,731	$35.80

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 8/31/2012 rent roll with rent steps through 6/30/2013.
(3)	Underwritten Other Rental Revenue includes the present value of QEOC’s annual rent increases through the term of the lease (6/30/2022).
(4)	Other Income includes parking income and other miscellaneous income.

■	Appraisal. According to the appraisal, the Jamaica Center Property had an “as-is” appraised value of $125,500,000 as of an effective date of October 1, 2012.

■	Environmental Matters. According to the Phase I, dated September 27, 2012, there are no recommendations for further action at the Jamaica Center Property.

■
Market Overview and Competition.  The Jamaica Center Property is an urban retail and office building in the Jamaica section of Queens, New York, occupying a full block between Jamaica Avenue and Archer Avenue.  The property is situated in the southeastern part of Queens, directly north of the John F. Kennedy International Airport, at the intersection of two major thoroughfares, Jamaica Avenue and 160th Street, which provide the Jamaica Center Property with exceptional visibility.  Major highway access includes the Van Wyck Expressway, Belt Parkway and the Grand Central Parkway, and public transportation is also available including several bus routes directly adjacent to the Jamaica Center Property and on-site subway station access (E, J and Z lines).  Additionally, the Long Island Railroad (Jamaica Station) is located less than one mile southeast of the Jamaica Center Property.  As of 2011, the population within a 5-mile radius of the Jamaica Center Property was 1,462,977 with an average household income of $72,128.

■
The Borrower.  The borrower is Mattone Group Jamaica Co., LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Jamaica Center Loan.  The borrower of the Jamaica Center Loan is indirectly owned by The Mattone Group.  Michael X. Mattone and Carl F. Mattone are the principals of The Mattone Group and serve as the non-recourse carveout guarantors under the Jamaica Center Loan. There is a $10 million cap, in the aggregate, on recourse for voluntary bankruptcy, voluntary assignment for the benefit of creditors and collusive involuntary bankruptcy. There is also a $10 million cap on recourse for interference with the lender’s exercise of its rights and remedies which a court finds is frivolous or made in bad faith. The liability is uncapped for other actions. Founded in 1955 by Joseph Mattone, The Mattone Group is a Queens-based commercial and residential development, management and construction company.  The Mattone Group currently owns and manages 2,000,000 SF of property in New York City, Georgia and Florida.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $11,250 in respect of certain deferred maintenance.  In addition, at origination, the borrower funded an escrow reserve in the amount of $83,000 in respect of certain tax expenses and $12,750 in respect of certain insurance premiums.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period. In addition, at origination, the borrower deposited $200,000 into a leasing reserve to cover certain existing unfunded obligations of the borrower in respect of certain tenant improvements and leasing commissions in connection with the State University of New York (Queens Educational Opportunity Center) lease.  On each due date after December 2013, the borrower is required to fund the leasing reserve to cover future unfunded obligations of the borrower in respect of tenant improvements and leasing commissions (other than with respect to the National Amusements, Inc. lease) in the monthly amount of $11,200, subject to a maximum total escrowed amount of $400,000 (exclusive of the initial deposit to the leasing reserve and any leasing termination payments deposited by the borrower into the leasing reserve).  During the continuance of a National Amusements Rollover Period, on each due date the borrower is required to fund a reserve in the monthly amount of $50,000 to cover future unfunded obligations of the borrower in respect of tenant improvements and leasing commissions with respect to the National Amusements lease.  In addition, on each due date, the borrower is required to fund a ground rent reserve in the monthly amount of $12,500 in order to accumulate with lender sufficient funds to pay the then next installment of annual rent due under the ground lease at least thirty days prior to the date such rent is due.  In addition, on each due date, the borrower is required to fund a capital expenditure reserve in the monthly amount of $5,395, subject to a maximum total escrowed amount of $130,000.

Furthermore, during the continuance of a Jamaica Center Cash Management Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and the funding of required monthly escrows be reserved and held as additional collateral for the Jamaica Center Loan.

A “National Amusements Rollover Period” will commence on the first due date following the date that is fifteen (15) months prior to the end of the term of the National Amusements, Inc. lease (unless the tenant thereunder has renewed the National Amusements, Inc. lease for a term of not less than five (5) years pursuant to the terms of the renewal option set forth in the National Amusements, Inc. lease) and end upon the earlier to occur of: (x) at such time as the aggregate deposits into the National Amusements reserve is equal to $750,000, or (y) upon the earlier to occur of (i) the date on which the tenant under the National Amusements, Inc. lease irrevocably exercises its renewal or extension option (or otherwise enters into an extension agreement with the borrower and acceptable to lender) with respect to all or substantially all of the space demised under the National Amusements, Inc. lease, and in lender’s judgment, sufficient funds have been accumulated in the National Amusements reserve to pay for all anticipated tenant improvements and leasing commissions and any other anticipated expenses in connection with such renewal or extension of the National Amusements, Inc. lease, or (ii) the date on which all or substantially all of the space demised under the National Amusements, Inc. lease has been fully leased pursuant to a replacement lease or replacement leases entered into in accordance with the loan documents, and all tenant improvements and leasing commissions in connection with National Amusements, Inc. lease (and any other expenses in connection with the re-tenanting of such space) have been paid in full.

A “Jamaica Center Cash Management Period” will commence, if, (i) an event of default has occurred and is continuing under the Jamaica Center Loan, and end if such event of default has been cured and no other event of default has occurred and is continuing under the Jamaica Center Loan or (ii) as of the last day of any calendar quarter, the debt service coverage ratio is less than 1.10x, and end upon lender’s determination that the Jamaica Center Property has achieved a debt service coverage ratio of at least 1.10x for two (2) consecutive calendar quarters.

■
Lockbox and Cash Management.  The Jamaica Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents and other amounts received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt.  All amounts

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

JAMAICA CENTER

in the lockbox account are swept to the borrower’s operating account on a daily basis unless a Jamaica Center Cash Management Period is continuing, in which event all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis.  During the continuance of a Jamaica Center Cash Management Period, all amounts in the cash management account will be used to pay debt service on the Jamaica Center Loan and to fund required reserves on the next due date.  During the continuance of a Jamaica Center Cash Management Period, all excess funds in the cash management account (after payment of debt service and required reserves) will be held by lender as cash collateral for the Jamaica Center Loan.  During the continuance of an event of default under the Jamaica Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Jamaica Center Loan and/or toward the payment of expenses of the Jamaica Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Jamaica Center Property is currently managed by Mattone Group Management, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Jamaica Center Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if there is a default by the property manager under the management agreement for a period greater than thirty (30) days, or upon the gross negligence, malfeasance or willful misconduct of the property manager, or if the borrower fails to maintain a debt service coverage ratio of at least 1.00x as of the last day of any calendar quarter or if an event of default under the Jamaica Center Loan continuing.

■
Terrorism Insurance.  The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts in an amount equal to 100% of the full replacement cost of the Jamaica Center Property; provided that such coverage is available.  In the event that such coverage is not included as part of the “all risk” property policy, borrower is required, nevertheless be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the “Full Replacement Cost” of the Jamaica Center Property plus rental loss and/or business interruption coverage provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

9201 Sunset
9201 Sunset Boulevard
West Hollywood, CA 90069
BOB HOPE AIRPORT
Burbank
West Hollywood
Beverly Hills
LOS ANGELES
Santa Monica
Culver City
VENTURA FWY
SANTA MONICA FWY
SAN DIEGO FWY
HOLLYWOOD FWY
Santa Monica Mountains
VAN NUYS
VALLEY GLEN
NORTH HOLLYWOOD
VALLEY VILLAGE
TOLUCA LAKE
SHERMAN OAKS
STUDIO CITY
HOLLYWOOD
MELROSE
MID-CITY
WESTSIDE
WESTWOOD
BRENTWOOD
CARTHAY
MIRACLE MILE
WEST LOS ANGELES
CHEVIOT HILLS
PALMS
MAR VISTA
VENICE
DEL REY
LADERA HEIGHTS
BALDWIN HILLS ESTATES
LEIMERT PARK
CRENSHAW
JEFFERSON PARK
WEST ADAMS
KOREATOWN
HARVARD HEIGHTS
LOS FELIZ
EAST HOLLYWOOD
WILSHIRE CENTER
MID WILSHIRE
LITTLE ETHIOPIA
FAIRFAX
SOUTH ROBERTSON
SUNSET PARK
OCEAN PARK
BEL AIR ESTATES
HOLMBY HILLS
UCLA
LACMA
SANTA MONICA MUNICIPAL AIRPORT
Universal Studios Theme Park
WARNER BROS STUDIOS
CBS STUDIOS
SONY PICTURES
FOX STUDIOS
PARAMOUNT STUDIOS
Cedars-Sinai Medical Center

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	West Hollywood, California	Cut-off Date Principal Balance	$70,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$414.39
Size (SF)	168,923	Percentage of Initial Pool Balance	5.0%
Total Occupancy as of 6/30/2012	94.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2012	94.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1963 / 2003, 2005	Mortgage Rate	3.9500%
Appraised Value	$128,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	0
Underwritten Revenues	$10,549,836
Underwritten Expenses	$2,768,110	Escrows
Underwritten Net Operating Income (NOI)	$7,781,726	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,300,394	Taxes	$311,343	$44,478
Cut-off Date LTV Ratio	54.5%	Insurance	$8,747	$2,916
Maturity Date LTV Ratio	54.5%	Replacement Reserves	$0	$2,112
DSCR Based on Underwritten NOI / NCF	2.78x / 2.60x	TI/LC(1)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	100.0%	Loan Payoff	$50,276,290	71.8%
			Principal Equity Distribution	18,893,701	27.0
			Reserves	320,089	0.5
			Closing Costs	509,920	0.7
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

(1)
Commencing on the first due date to occur after (a) the occupancy rate for the property falls below 70% or (b) debt service coverage ratio falls below 1.50x, borrower is required to pay $25,000 monthly subject to a maximum amount of $600,000.

■
Mortgage Loan.  The mortgage loan (the “9201 Sunset Loan”) is evidenced by a note in the original principal amount of $70,000,000 and is secured by a first mortgage encumbering a medical office building located in West Hollywood, California (the “9201 Sunset Property”).  The 9201 Sunset Loan was originated by Jefferies LoanCore LLC on October 31, 2012 and represents approximately 5.0% of the Initial Pool Balance.  The 9201 Sunset Loan had an outstanding principal balance as of the Cut-off Date of $70,000,000 and an interest rate of 3.9500% per annum.  The proceeds of the 9201 Sunset Loan were used to refinance existing debt on the 9201 Sunset Property.

The 9201 Sunset Loan has an initial term of 120 months and has a remaining term of 120 months.  The 9201 Sunset Loan requires payments of interest only based on a 3.9500% interest rate.  The scheduled maturity date is November 6, 2022.  Voluntary prepayment of the 9201 Sunset Loan is prohibited prior to August 6, 2022.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The 9201 Sunset Property is a 9-story, class A, 168,923 SF office building located in West Hollywood, California.  The 9201 Sunset Property was constructed in 1963 and was renovated in 2005.  As of June 30, 2012, the 9201 Sunset Property was leased to 61 tenants with a Total Occupancy of 94.1%.  The 9201 Sunset Property is located on a 1.87-acre site at the northeast corner of Sunset Boulevard and Sunset Hills Drive in the city of West Hollywood in the county of Los Angeles.   Parking at the property is provided by a 3-story attached garage with a parking ratio of 2.9 spaces per 1,000 SF of net rentable area.  The 9201 Sunset Property is located within a 3-mile radius of several major healthcare centers including Cedars-Sinai Hospital, Olympic Medical Center, and Kaiser Permanente Hospital.  The largest ten tenants at the 9201 Sunset Property represent 40.9% of the overall GLA and 39.9% of the base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

The following table presents certain information relating to the tenants at the 9201 Sunset Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
HH Sunset – Innovative Dining(1)	NR / NR / NR	13,258	7.8%	$463,560	5.8%	$34.96	9/30/2022	2, 5-year options
Oncotherapeutics	NR / NR / NR	9,815	5.8	410,301	5.1	41.80	6/30/2014	2, 5-year options
Gary Motykie	NR / NR / NR	7,746	4.6	402,298	5.0	51.94	2/28/2022	1, 5-year option
David L. Matlock M.D	NR / NR / NR	7,109	4.2	334,908	4.2	47.11	12/31/2016	NA
Hair Club for Men(2)	NR / NR / NR	7,062	4.2	331,081	4.1	46.88	11/30/2015	2, 5-year options
Anthony Mills, M.D.(3)	NR / NR / NR	6,441	3.8	319,369	4.0	49.58	4/30/2014	NA
Richard Ellenbogen, M.D.	NR / NR / NR	5,764	3.4	285,690	3.6	49.56	11/30/2016	NA
Back2 Health Physical Therapy(4)	NR / NR / NR	5,456	3.2	232,745	2.9	42.66	5/31/2018	2, 5-year options
Robert Smith Conrad J. Sack	NR / NR / NR	3,183	1.9	212,741	2.7	66.84	1/31/2018	NA
F. Isaac Hakim D.M.D.	NR / NR / NR	3,216	1.9	200,617	2.5	62.38	9/30/2015	2, 5-year options
Ten Largest Tenants		69,050	40.9%	$3,193,310	39.9%	$46.25
Remaining Tenants		89,913	53.2	4,808,733	60.1	52.06
Vacant		9,960	5.9	0	0.0	0.00
Total / Wtd. Avg. All Tenants		168,923	100.0%	$8,002,043	100.0%	$50.34

(1)
Tenant rent increases to $550,164 ($41.49 psf) on the date which is six months after the Chinese restaurant commencement date.  The tenant is a restaurant paying NNN rent, unlike the office tenants and the tenant also pays percentage rent.

(2)	Termination option at any time after the seventh anniversary of the lease commencement date.
(3)	Lease may be terminated if Anthony Mills becomes permanently disabled and is unable to continue his practice or dies.
(4)	Termination option exists if Vladislav Shut is permanently disabled, unable to practice or dies.

The following table presents certain information relating to the lease rollover schedule at the 9201 Sunset Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,780	1.6%	1.6%	$111,017	1.4%	$39.93	1
2012	1,890	1.1	2.8%	65,956	0.8	34.90	1
2013	4,232	2.5	5.3%	218,290	2.7	51.58	4
2014	26,370	15.6	20.9%	1,231,395	15.4	46.70	7
2015	27,780	16.4	37.3%	1,470,316	18.4	52.93	13
2016	35,755	21.2	58.5%	1,689,666	21.1	47.26	11
2017	9,353	5.5	64.0%	506,284	6.3	54.13	5
2018	10,597	6.3	70.3%	567,447	7.1	53.55	4
2019	2,532	1.5	71.8%	208,236	2.6	82.24	2
2020	4,530	2.7	74.5%	298,918	3.7	65.99	3
2021	6,979	4.1	78.6%	447,441	5.6	64.11	4
2022	26,165	15.5	94.1%	1,187,078	14.8	45.37	6
2023 & Thereafter	0	0.0	94.1%	0	0.0	0.00	0
Vacant	9,960	5.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	168,923	100.0%		$8,002,043	100.0%	$50.34	61

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to recent leasing activity at the 9201 Sunset Property:

Recent Leasing Activity(1)(2)

Tenant Name	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ per SF)	Tenant Improvements ($ per SF)
HH Sunset – Innovative Dining	13,258	October 2012	120	$34.96	$0.00
Virginia Van Osdel D.D.S.	1,415	November 2012	122	$66.12	$10.00
Implicitcare, LLC	833	September 2012	36	$63.65	$0.00
Gary London	492	December 2012	36	$63.00	$0.00

(1)    As provided by the borrower.
(2)    Certain lease comparables shown in the above table may be renewals.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

The following table presents certain information relating to historical leasing at the 9201 Sunset Property:

Historical Leased %(1)(2)
	2009	2010	2011
Owned Space	94.4%	93.7%	93.5%

(1)	Source: Provided by the borrower.
(2)	Reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 9201 Sunset Property:

Cash Flow Analysis(1)
	2010	2011	TTM 6/1/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,404,621	$6,945,613	$7,064,603	$8,002,043	$47.37
Mark-to-Market Rent Reduction	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	501,377	2.97
Total Rent	$6,404,621	$6,945,613	$7,064,603	$8,503,420	$50.34
Total Reimbursables	197,002	160,560	141,975	258,329	1.53
Other Income(3)	2,558,533	2,454,687	2,365,985	2,445,219	14.48
Less Vacancy & Credit Loss	0	0	0	657,131	3.89
Effective Gross Income	$9,160,156	$9,560,860	$9,572,563	$10,549,836	$62.45

Total Operating Expenses	$2,595,295	$2,606,129	$2,587,756	$2,768,110	$16.39
Net Operating Income	$6,564,861	$6,954,731	$6,984,807	$7,781,726	$46.07
TI/LC	0	0	0	430,655	2.55
Capital Expenditures	0	0	0	50,677	0.30
Net Cash Flow	$6,564,861	$6,954,731	$6,984,807	$7,300,394	$43.22

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows based on the rent roll as of 06/30/2012 with rent steps through 04/30/2013.
(3)	Other income includes parking, signage and other miscellaneous income.

■	Appraisal. According to the appraisal, the 9201 Sunset Property had an “as-is” appraised value of $128,500,000 as of an effective date of October 8, 2012.

■
Environmental Matters.  According to the Phase I environmental report, dated October 2, 2012 there are no recommendations for further action at the 9201 Sunset Property.  An O&M Program for Asbestos-Containing Materials has been in-place since December 1, 2006.

■	Seismic Matters. According to seismic reports dated October 22, 2012 the probable maximum loss was concluded to be 14%.

■
Market Overview and Competition. The 9201 Sunset Property is located in West Hollywood. The West Hollywood submarket accounts for 4.6% of the total rentable area in the West Los Angeles market.  The West Hollywood submarket has an overall vacancy rate of 9.7%, lower than the overall market.  As stated in the appraisal, the 9201 Sunset Property’s direct competitive set includes 11 buildings within a 2-mile radius of the property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 9201 Sunset Property:

Office Lease Comparables(1)(2)
	La Cienega Center	Wilshire Beverly Hills Medical Center	8901-8929 Wilshire	Rox-San Medical Plaza	The Roxbury
Year Built	2001	1983	1953	1963	1970
Total NRA	84,000	49,224	48,457	56,872	101,653
Total Occupancy	95%	88%	66%	90%	88%
Quoted Rent Rate PSF	$5.25	$4.35-$4.70	$4.50-$5.00	$5.50	$5.15-5.50
Expense Basis	Modified Gross	Base Year	Base Year	Base Year	Base Year

(1)	Source: Appraisal.
(2)	Certain lease comparables shown in the above table may be renewals.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 9201 Sunset Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF(2)	Occupancy
Westwood Plaza	Westwood	June 2012	1972	143,377	$72,000,000	$502.17	99%
331 North Maple	Beverly Hills	March 2012	2000	82,576	$46,000,000	$557.06	100%
150 & 151 S. El Camino	Beverly Hills	December 2011	1955	127,141	$47,800,000	$588.32	52%
Santa Monica Physicians Center	Santa Monica	July 2011	1972	36,765	$18,360,000	$499.39	94%
Wilshire Beverly Hills Medical Center	Beverly Hills	May 2011	1982	49,224	$26,413,000	$536.59	81%

(1)	Source: Appraisal.
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrower is Mani Brothers Sunset Medical Tower (DE), LLC, a Delaware limited liability, single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 9201 Sunset Loan.  The borrower of the 9201 Sunset Loan is indirectly owned by Daniel Mani and Simon Mani, who are also the non-recourse carve-out guarantors under the 9201 Sunset Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $311,343 in respect of certain tax expenses and $8,747 in respect of certain insurance premiums.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period.  In addition, on each due date the borrower is required to fund $2,112, into a capital expenditure reserve account.  At any time that the occupancy of the property is less than 70% of the net rentable area or (b) the debt service coverage ratio of the property is less than 1.50x, the borrower is required to fund the amount of $25,000 monthly until the occupancy rate equals or exceeds 70% and the debt service coverage ratio equals or exceeds 1.50x, subject to a cap of $600,000.  All lease termination payments, and security deposits which are to be applied to lease termination payments, shall be transferred into a rollover reserve subaccount.  During the continuance of a 9201 Sunset Cash Management Period, a portion of rents that have been deposited into the clearing account during the immediately preceding month in an amount equal to the monthly amount set forth in the approved operating budget for the following month as being necessary for payment of approved operating expenses at the property for such month, is required to be transferred into a subaccount for the payment of approved operating expenses.  In addition, the borrower is required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

■
Lockbox and Cash Management.  The 9201 Sunset Loan requires a soft lockbox, which is already in place.  The loan documents require the borrower or property manager to deposit all rents to a lender-controlled lockbox account.  All funds will be swept to the borrower’s operating account periodically.  During a 9201 Sunset Cash Management Period, (a) the loan documents require the borrower to direct the tenants to pay their rents directly to the clearing account, (b) amounts in any clearing account are required to be swept to the lender-controlled cash management account on a daily basis, and (c) all available cash to be paid to lender, which amounts will be transferred by lender into a cash collateral account.  During the continuance of 9201 Sunset Cash Management Period, amounts in excess of the remaining debt service, required reserves and operating expenses will be required to be held in a cash collateral account as security for the 9201 Sunset Loan.  At any time after the second quarterly calculation date following the commencement of a 9201 Sunset Cash Management Period resulting from a debt service coverage ratio that is less than 1.10x (whether or not an event of default is then continuing), the lender, in its sole and absolute discretion, may either (i) apply amounts on deposit in the cash collateral subaccount to a prepayment of the 9201 Sunset Loan or (ii) apply amounts on deposit in the cash collateral subaccount to the 9201 Sunset Loan, in such order as the lender may elect in its discretion, including to make a prepayment of principal, and provided that no event of default is continuing, together with the yield maintenance premium.

A “9201 Sunset Cash Management Period” will commence upon (i) a default (beyond any applicable notice and cure period) or event of default has occurred and is continuing, (ii) the maturity date of November 6, 2022, or (iii) as of any quarter and the debt service coverage ratio is less than 1.10x (based on the outstanding principal amount of the 9201 Sunset Loan).

■
Property Management.  The 9201 Sunset Property is currently managed by Mani Brothers, LLC, d/b/a Mani Brothers Real Estate Group, pursuant to a management agreement.  Under the loan documents, the 9201 Sunset Property may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio is less than 1.10x, (ii) an event of default is continuing under the loan documents, (iii) there is a default by the property manager under the management agreement, or (iv) there is gross negligence, malfeasance or willful misconduct on the part of the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Tenant in Common Transfers.  The borrower is permitted to transfer up to 49% of its interest in the property to tenants-in-common, provided that there are never more than three (3) tenants-in-common owning the property.  Transfer of a tenancy in common interest is subject to the satisfaction of certain conditions, including the following: (a) no event of default may be continuing; (b)  the transferee is satisfactory to lender; (c) the transferee is a newly-formed SPE; (d) the equity owners of the transferee shall execute a guaranty of recourse obligations in favor of the lender; (f) the transferee shall assume all of the borrowers’ liabilities and obligations under the loan documents (which include tenancy in common representations, warranties and covenants, including waiver of partition rights); (g) the transferee enters into the applicable tenant-in-common agreement and assumes  the borrower’s obligations under the property management agreement; (h) the transferee delivers to the lender opinions of counsel including a substantive non-consolidation opinion; (i) Rating Agency Confirmation and a related REMIC opinion.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

9201 SUNSET

■
Terrorism Insurance. The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts in an amount equal to 100% of the full replacement cost of the 9201 Sunset Property; provided that such coverage is available.  In the event that such coverage is not included as part of the “all risk” property policy, borrower will nevertheless be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the “Full Replacement Cost” of the 9201 Sunset Property plus rental loss and/or business interruption coverage provided that such coverage is available.  The terror insurance premium is subject to a cap equal to 150% of the aggregate insurance premiums payable respect to the last policy year in which coverage for terrorism was included as part of the “all risk” property policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■	Earthquake Insurance. Not required.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA
Gansevoort Park Avenue
420 Park Avenue South
New York, NY 10016
MIDTOWN SOUTH
LITTLE KOREA
KIPS BAY
FLOWER MARKET
FLATIRON DISTRICT
MANHATTAN
MADISON SQUARE PARK
GRAMERCY PARK
UNION SQUARE
STUYVESANT SQUARE
HERALD SQUARE
EMPIRE STATE BUILDING
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVE. SOUTH
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
BROADWAY
W 34TH STREET
E 34TH STREET
W 23RD STREET
E 23RD STREET
W 14TH STREET
E 14TH STREET
UNION SQUARE NORTH
UNION SQUARE WEST
UNION SQUARE EAST
GRAMERCY PARK NORTH
GRAMERCY PARK SOUTH
IRVING PLACE
RUTHERFORD PLACE
PERLMAN PLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(1)		$65,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)		$562,249.00
Size (Rooms)	249	Percentage of Initial Pool Balance		4.7%
Total TTM Occupancy as of 8/31/2012	84.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 8/31/2012	84.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2010 / NAP	Mortgage Rate		5.0200%
Appraised Value	$278,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$43,419,651
Underwritten Expenses	$25,920,845
Underwritten Net Operating Income (NOI)	$17,498,806	Escrows
Underwritten Net Cash Flow (NCF)	$15,979,840		Upfront	Monthly
Cut-off Date LTV Ratio(2)	50.4%	Taxes	$572,300	$100,775
Maturity Date LTV Ratio(2)	39.9%	Insurance	$35,444	$38,101
DSCR Based on Underwritten NOI / NCF(2)	1.94x / 1.77x	FF&E(3)	$0	$73,134
Debt Yield Based on Underwritten NOI / NCF(2)	12.5% / 11.4%	Other(4)	$0	$250,000

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$140,000,000	87.4%	Loan Payoff	$158,319,800	98.9%
Subordinate Debt	20,000,000	12.5	Closing Costs	850,626	0.5
Other Sources	100,000	0.1	Reserves	607,744	0.4
			Principal Equity Distribution	310,181	0.2
			Other Uses	11,650	0.0
Total Sources	$160,100,000	100.0%	Total Uses	$160,100,000	100.0%

(1)
The Cut-off Date Principal Balance of $65.0 million represents the note A-2 of a $140.0 million whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 in the original principal amount of $75.0 million that is held outside the Issuing Entity and was securitized in the CGCMT 2012-GC8 transaction.

(2)	Calculated based on the entire Gansevoort Park Avenue Whole Loan.
(3)	For time period July 2012 – June 2013. See “—Escrows” below.
(4)	Other reserve is a seasonality reserve which is required to be funded during the months of October, November, and December.

■
The Mortgage Loan. The mortgage loan (the “Gansevoort Park Avenue Loan”) is part of a whole loan structure (the “Gansevoort Park Avenue Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering a 249-room full service hotel located in New York, New York (the “Gansevoort Park Avenue Property”).  The Gansevoort Park Avenue Loan (evidenced by note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 4.7% of the Initial Pool Balance and the related companion loan (the “Gansevoort Park Avenue Companion Loan”) (evidenced by note A-1), which was contributed to the CGCMT 2012-GC8 securitization transaction, has an outstanding principal balance as of the Cut-off Date of $75,000,000. The Gansevoort Park Avenue Whole Loan was originated on June 1, 2012 by Citigroup Global Markets Realty Corp.  The Gansevoort Park Avenue Whole Loan had an original principal balance of $140,000,000 and each note has an interest rate of 5.0200% per annum.  The proceeds of the Gansevoort Park Avenue Whole Loan were used to refinance existing debt secured by a lien on the Gansevoort Park Avenue Property. The Gansevoort Park Avenue Whole Loan will be serviced under the 2012-GC8 pooling and servicing agreement. See “Description of the Mortgage Pool – Non-Serviced Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the Gansevoort Park Avenue Loan and the Gansevoort Park Avenue Companion Loan, and see “The Pooling and Servicing Agreement – Servicing of the Non-Serviced Loans” in the Free Writing Prospectus.

The Gansevoort Park Avenue Whole Loan had an initial term of 120 months, has a remaining term of 115 months as of the Cut-off Date and requires interest only payments for the first 24 payments following origination and thereafter will require payments of interest and principal based on a 30-year amortization schedule.  The Gansevoort Park Avenue Whole Loan matures on June 6, 2022.  Voluntary prepayment of the Gansevoort Park Avenue Whole Loan is prohibited prior to March 6, 2022.  Defeasance of the Gansevoort Park Avenue Whole Loan (which will be applied pro rata to note A-1 and note A-2) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after one day after the second anniversary of the Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

■
The Mortgaged Property. The Gansevoort Park Avenue Property is a 249-room, full service luxury boutique hotel located in New York, New York that was constructed in 2010.  The Gansevoort Park Avenue Property features a restaurant and bar (currently Ristorante Asellina), a champagne bar (currently Winston’s), and a tri-level, 20,000-square foot rooftop bar which includes a swimming pool (currently Gansevoort Park Rooftop).  Additional amenities at the Gansevoort Park Avenue Property include 24-hour in-room dining, guestroom private bar, meeting space, a salon (currently Cutler), a spa with sauna, fitness center, a yoga studio (currently Exhale Spa), a retail outlet (currently Lacoste), a 24-hour business center, concierge service, valet parking, and laundry/dry cleaning service.  The weighted average hotel room size at the hotel is 459 square feet.

The following table presents certain information relating to the room mix at The Gansevoort Park Avenue Property:

Room Type	Number of Rooms	Average Room Size (SF)	Room Features
Superior	76	350	King or queen bed, living area, oversized bathroom
Deluxe King / Double	97	370	One king or two queen beds, living area, sleeper sofa in most rooms, oversized bathroom
Grand Deluxe	40	450	King bed, living area with sleeper sofa, oversized five-fixture bathroom, Juliet balcony
Gansevoort Loft Suites	9	700(1)	Private bedroom with queen or king bed, separate living area with sleeper sofa, five-fixture marble and tile bathroom with deep soaking tub
Gansevoort Suites	13	900(1)	Private bedroom with king size bed and en-suite five-fixture glass tile bathroom with deep soaking tub, separate living area with sleeper sofa, Juliet balcony, guest bathroom, dining area
Park Avenue Suites	13	775
Corner suite,  private bedroom with king size bed and en-suite five-fixture glass tile bathroom with deep soaking tub, wraparound Juliet balcony, separate living area with sleeper sofa,  guest half bathroom

Presidential Suite	1	2,000
Fireplace,  terrace with city views, AV system designed by Infinite Audio Systems, dining area and living area with floor-to-ceiling windows, private bedroom with six-fixture  bathroom including steam shower and freestanding soaking whirlpool tub

Total / Wtd. Avg.	249	459

  Source: Appraisal
(1)	Represents minimum square footage, not average square footage.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Gansevoort Park Avenue Property:

Cash Flow Analysis
	2011	TTM 8/31/2012	Underwritten	Underwritten $ per Room
Room Revenue	$26,122,286	$28,068,363	$29,391,365	$118,038
Food & Beverage Revenue	7,295,006	7,032,909	7,819,413	31,403
Other Revenue	6,111,843	6,647,287	6,208,873	24,935
Total Revenue	$39,529,135	41,748,559	$43,419,651	$174,376

Room Expense	$6,966,044	$7,687,592	$7,506,822	$30,148
Food & Beverage Expense	5,467,944	5,218,158	5,433,164	21,820
Other Expense	2,706,343	3,009,321	2,655,182	10,663
Total Departmental Expense	$15,140,331	$15,915,071	$15,595,168	$62,631
Total Undistributed Expense	7,931,861	8,403,182	8,594,250	34,515
Total Fixed Charges	2,017,339	2,444,084	1,731,427	6,954
Total Operating Expenses	$25,089,531	$26,762,337	$25,920,845	$104,100

Net Operating Income	$14,439,604	$14,986,222	$17,498,806	$70,276
FF&E	776,973	885,965	1,518,966	6,100
Net Cash Flow	$13,662,631	$14,100,257	$15,979,840	$64,176

■
Appraisal.  According to the appraisal, the Gansevoort Park Avenue Property had an “as-is” appraised value of $278,000,000 as of an effective date of May 4, 2012 and is expected to have an “as stabilized” appraised value of $304,000,000 as of an effective date of May 1, 2015.

■
Environmental Matters.  According to the Phase I environmental report, dated June 5, 2012, other than developing an operations and maintenance program plan to address any potential asbestos present at the Gansevoort Park Avenue Property, there are no recommendations for further action at the Gansevoort Park Avenue Property.

■
Market Overview and Competition.  The Gansevoort Park Avenue Property represents a luxury, boutique lodging facility located in the Midtown South Central area of Manhattan and features a corner location at the intersection of Park Avenue South and East 29th Street.  The hotel’s main entrance is located along East 29th Street, a one-way thoroughfare carrying westbound traffic. The entrance to the hotel’s signature restaurant, Ristorante Asellina, is located on Park Avenue South.

Commercial and residential uses are predominant in this neighborhood, which features a variety of office buildings, condominium and rental apartment towers, hotels, and restaurants. Several hotels are located in the vicinity of the Gansevoort Park Avenue Property.  Notable buildings within the broader area include the Flatiron Building and the Metropolitan Life Insurance Company building.  In addition, the Gansevoort Park Avenue Property is located within close proximity of Gramercy Park, Madison Square Park, and Union Square.  The Gansevoort Park Avenue Property is also proximate to a number of other lodging demand generators located in the area, such as the Empire State Building, the Morgan Library, and the New York Public Library.

According to the appraisal, New York City accommodated roughly 50.2 million visitors in 2011.  Of the overall visitation figure, roughly 10.1 million visitors were from international markets, maintaining New York’s rank as a key U.S. destination for overseas travelers.  Further, according to the appraisal, New York maintained its status as the number one destination for tourism spending in the U.S., with approximately $32 billion spent by tourists during 2011.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Gansevoort Park Avenue Property and its competitive set, as provided in a market report for the Gansevoort Park Avenue Property:

	Gansevoort Park Avenue		Competitive Set		Penetration
	TTM 8/31/2011(1)	TTM 8/31/2012(1)	TTM 8/31/2011(1)	TTM 8/31/2012(1)	TTM 8/31/2011(1)	TTM 8/31/2012(1)
Occupancy	75.8%	83.3%	81.1%	81.4%	93.5%	102.4%
ADR	$345.12	$368.33	$353.81	$353.38	97.5%	104.2%
RevPAR	$261.69	$306.94	$287.08	$287.65	91.2%	106.7%

(1)	As per market reports.

The following table presents certain information relating to the demand analysis based on market segmentation respect to the Gansevoort Park Avenue Property and its competitive set, as provided in the appraisal for the Gansevoort Park Avenue Property:

Gansevoort Park Avenue Competitive Set
Property	Number of Rooms	Year Built	Meeting and Group Segmentation	Leisure Segmentation	Commercial Segmentation
Gansevoort Park Avenue	249	2010	10%	35%	55%
W Union Square	270	2000	20%	25%	55%
Bryant Park Hotel	128	2001	10%	30%	60%
Gramercy Park Hotel	185	1924	10%	45%	45%
Royalton Hotel	168	1988	10%	30%	60%
Ace Hotel	273	2009	10%	45%	45%
Kimpton Hotel Eventi	292	2010	25%	25%	50%
Andaz Fifth Avenue	184	2010	15%	35%	50%

Source: Appraisal.

■
The Borrower.  The borrower is TGA II, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Gansevoort Park Avenue Whole Loan.  The non-recourse carve-out guarantors are William Achenbaum and Saul Tawil.

Saul Tawil is CEO of Ventura Enterprise Co, Inc., a full service manufacturer of women’s woven apparel.  He is also a principal and co-founder of Centurion Realty.  Centurion Realty is a family owned real estate management and development firm with financial interest in the ownership, management, acquisition, and development of income-producing real estate in the United States. Centurion Realty’s portfolio includes a wide array of properties, including retail centers, office buildings, and mixed-use projects.  Currently, Centurion Realty owns or operates over 50 properties totaling four million square feet.

William Achenbaum is Chairman of the Gansevoort Hotel Group. The Gansevoort Hotel Group is a global full-service hotel management company.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

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Escrows.  At origination, the borrower funded an escrow reserve in the amount of $572,300 in respect of certain tax expenses and $35,444 in respect of certain insurance premiums.  On each monthly payment date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve requirements); and (ii) a reserve for furniture, fixtures and equipment in an amount equal to one-twelfth of 2% of the adjusted gross revenues for such 12-month period as set forth in the borrower’s approved annual budget prior to July 6, 2013 and in an amount equal to one-twelfth of 4% of the adjusted gross revenues for such 12-month period as set forth in each subsequent approved annual budget of the borrower.  On each due date occurring in the months of October, November, and December, the borrower is required to deposit into a seasonality reserve, an amount equal to $250,000, provided such deposit amount will be re-determined by the lender annually.

In addition, on each monthly payment date during the continuance of a Gansevoort Park Avenue Trigger Period, the borrower is required to deposit (or cause to be deposited) into the Gansevoort Cash Management Account from excess cash flow generated by the Gansevoort Park Avenue Property after payment of debt service and all required reserves described above, an amount equal to (x) the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month for disbursement to borrower for payment of operating expenses and extraordinary operating expenses associated with the Gansevoort Park Avenue Property and (y) all remaining excess cash flow generated by the Gansevoort Park Avenue Property to be held in an excess cash subaccount (the “Gansevoort Park Avenue Excess Cash Reserve”), as additional collateral for the Gansevoort Park Avenue Loan, provided, however, subject to certain terms and conditions more particularly described in the loan documents, excess cash flow retained by the lender will be made available to the borrower for reimbursement of the borrower’s expenses in connection with any new property improvement plan work required in connection with any new or replacement franchise agreement with a replacement franchisor.  Upon termination of a Gansevoort Park Avenue Trigger Period, lender will disburse amounts in the Gansevoort Park Avenue Excess Cash Reserve to borrower.

A “Gansevoort Park Avenue Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.10x, (iii) the borrower or franchisor being under default of, terminating, or cancelling the new or replacement franchise agreement, if applicable (or there being a bankruptcy of the manager or franchisor, as applicable), and (iv) the new or replacement franchise agreement is not renewed on or before the date which is 12 months prior to the expiration of such franchise agreement; and (B) expiring upon (w) with regard to any Gansevoort Park Avenue Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (x) with regard to any Gansevoort Park Avenue Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.15x for two consecutive calendar quarters, (y) with regard to any Gansevoort Park Avenue Trigger Period commenced in connection with clause (iii) above, the conditions in (iii) above ceasing to exist or the borrower entering into a replacement franchise agreement in accordance with the applicable terms of the loan documents, among other things, and (z) with regard to any Gansevoort Park Avenue Trigger Period commenced in connection with clause (iv) above, the franchise agreement being extended or a replacement franchise agreement being entered into for a term expiring no earlier than three years after the maturity date of the Gansevoort Park Avenue Whole Loan, among other things.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GANSEVOORT PARK AVENUE

■
Lockbox and Cash Management.  The Gansevoort Park Avenue Whole Loan is structured with a hard lockbox.  The borrower is required to cause all gross revenues to be directly deposited into a clearing account under the sole dominion and control of the lender (the “Gansevoort Lockbox”).  The funds in the Gansevoort Lockbox are swept on a daily basis into an eligible cash management account controlled by the lender (the “Gansevoort Cash Management Account”) and disbursed on each monthly payment date to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the Gansevoort Park Avenue Loan, the lender may apply any funds in the Gansevoort Cash Management Account to amounts payable under the Gansevoort Park Avenue Loan and/or toward the payment of expenses of the Gansevoort Park Avenue Property, in such order of priority as the lender may determine.

■
Property Management.  The Gansevoort Park Avenue Property is currently managed by Gansevoort Park Management LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, Gansevoort Park Management LLC cannot be replaced by the borrower as manager, except with a management company meeting certain criteria specified in the loan documents or a manager approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace Gansevoort Park Management LLC as hotel manager if there is a material default by Gansevoort Park Management LLC under the hotel management agreement, if Gansevoort Park Management LLC files a bankruptcy petition or a similar event occurs, or during a Gansevoort Park Avenue Trigger Period.

In addition to the hotel management agreement with Gansevoort Park Management LLC, there are separate management agreements for Exhale Spa, Cutler, Ristorante Asellina, and Gansevoort Park Rooftop.  Exhale Enterprises XIV, Inc. manages Exhale Spa, Cutler Park Avenue, LLC manages Cutler, and One 29 Park, LLC manages the Ristorante Asellina and Gansevoort Park Rooftop.  Cutler Park Avenue, LLC and One 29 Park, LLC entered into conditional assignments and subordinations of their respective management agreements.

■
Mezzanine or Subordinate Indebtedness.  Redwood Commercial Mortgage Corporation provided a $20,000,000 mezzanine loan at the closing of the Gansevoort Park Avenue Whole Loan.  The mezzanine loan carries a 10-year term at a 10.5000% per annum interest rate.  The mezzanine loan is interest only throughout the term and is coterminous with the Gansevoort Park Avenue Whole Loan.  The intercreditor agreement executed between the holder of the Gansevoort Park Avenue Whole Loan and the holder of the mezzanine loan provides, among other things, that the holder of the mezzanine loan will have certain rights and remedies with respect to the Gansevoort Park Avenue Whole Loan, including purchase options, cure rights and approval rights, as further described under “Description of the Mortgage Pool–Statistical Characteristics of the Mortgage Loan–Additional Indebtedness” in the Prospectus Supplement.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Gansevoort Park Avenue Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses from the Gansevoort Park Avenue Property for a period continuing until the restoration of the Gansevoort Park Avenue Property has been completed.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Prospectus Supplement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

Miami Center
201 South Biscayne Boulevard
Miami, FL 33131
MIAMI
OVERTON
MEDIA & ENTERTAINMENT
VENETIAN ISLAND
WATSON ISLAND
SOUTHEAST OVERTON
PARK WEST
CENTRAL BUSINESS DISTRICT
PORT OF MIAMI
EAST LITTLE HAVANA
BRICKELL KEY
BRISCAYNE BAY
BRICKELL
THE ROADS
MACARTHUR CAUSEWAY
Bayside Marketplace
American Airlines Arena
Bicentennial Park
Bayfront Park Station
The Shops at Mary Brickell Village
MIAMI RAIL DOWNTOWN SERVICE
MetroRail
MetroMover
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance(1)	$57,256,493
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$218.30
Size (SF)	786,836	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 6/1/2012	83.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2012	83.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1983 / NAP	Mortgage Rate	5.1900%
Appraised Value	$268,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$28,571,950
Underwritten Expenses	$11,100,950	Escrows
Underwritten Net Operating Income (NOI)	$17,471,000	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,043,480	Taxes	$2,993,565	$332,618
Cut-off Date LTV Ratio(2)	64.1%	Insurance	$279,650	$139,825
Maturity Date LTV Ratio(2)	53.2%	Replacement Reserves	$16,664	$16,664
DSCR Based on Underwritten NOI / NCF(2)	1.54x / 1.41x	TI/LC	$0	$98,355
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.3%	Other(3)	$5,171,311	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$172,500,000	62.7%	Purchase Price	$262,500,000	95.5%
Principal’s New Cash Contribution	84,132,608	30.6	Reserves	8,461,190	3.1
Other Sources	18,288,475	6.7	Closing Costs	3,959,892	1.4

Total Sources	$274,921,082	100.0%	Total Uses	$274,921,082	100.0%

(1)
The Cut-off Date Balance of $57,256,493 represents the note A-2 of a $171,769,480 whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 in the principal amount of $114,512,986 as of the Cut-off Date that is held outside the Issuing Entity and was securitized in the CGCMT 2012-GC8 transaction.

(2)	Calculated based on the entire Miami Center Whole Loan.
(3)
The other upfront reserve of $5,171,311 represents an unfunded obligation reserve for certain unfunded obligations of the borrower (including, without limitation, obligations related to tenant improvements) ($3,264,337), a rent abatement reserve for future rent credits or abatements under the existing leases ($1,242,479), and a deferred maintenance reserve ($664,495).  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Miami Center Loan”) is part of a whole loan structure (the “Miami Center Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the office condominium unit (the “Miami Center Property”) of the Miami Center Condominium.  The Miami Center Condominium is comprised of an office building and the adjoining Intercontinental-flagged hotel located in Miami, Florida.  The adjoining Intercontinental-flagged hotel is under separate ownership and is not collateral for the Miami Center Whole Loan.  The Miami Center Loan (evidenced by note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $57,256,493 and represents approximately 4.1% of the Initial Pool Balance and the related companion loan (the “Miami Center Companion Loan”) (evidenced by note A-1), which was contributed to the CGCMT 2012-GC8 securitization transaction, has an outstanding principal balance as of the Cut-off Date of $114,512,986. The Miami Center Whole Loan was originated on June 8, 2012 by Citigroup Global Markets Realty Corp.  The Miami Center Whole Loan had an original principal balance of $172,500,000 and each note has an interest rate of 5.1900% per annum.  The proceeds of the Miami Center Whole Loan were used to acquire the Miami Center Property. The Miami Center Whole Loan will be serviced under the 2012-GC8 pooling and servicing agreement. See “Description of the Mortgage Pool – Non-Serviced Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the Miami Center Loan and the Miami Center Companion Loan, and see “The Pooling and Servicing Agreement – Servicing of the Non-Serviced Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

The borrower has the right to voluntarily prepay the Miami Center Whole Loan in whole on any business day after the second anniversary of the Closing Date and prior to April 6, 2022.  Any such prepayment is required to be accompanied by the payment of the greater of (i) a yield maintenance premium and (ii) 1% of the unpaid principal balance.  On and after April 6, 2022, the borrower may prepay the Miami Center Whole Loan in whole without penalty.  In addition, defeasance of the Miami Center Whole Loan (which will be applied pro rata to note A-1 and note A-2) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after one day after the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Miami Center Property is a 786,836 SF, 35-story, Class A office building located in the central business district of Miami, Florida.  The Miami Center Property is situated on a 5.36 acre site fronting Biscayne Bay and includes an integrated enclosed nine-story parking garage that contains, according to the appraisal for the Miami Center Property, 918 parking spaces.  The office tower is designed with column-free 24,000 SF floor plates and features a marble lobby and office suites with scenic views of the Biscayne Bay.  Additional building amenities include 24-hour on-premises security, a security-card access system, a sundries shop, ATM machines, and a two-story atrium.  The Miami Center Property also has access to the adjoining Intercontinental-flagged hotel’s three restaurants/cocktail lounges, full service spa, and 101,000 SF of indoor and outdoor meeting space.  As of June 1, 2012, the Total Occupancy was 83.7%.

The following table presents certain information relating to the tenants at the Miami Center Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Citicorp(2)	A / Baa2 / A-	157,553	20.0%	$6,554,878	25.4%	$41.60	1/31/2020	2, 5-year options
Shook Hardy & Bacon LLP(3)	NR / NR / NR	86,151	10.9	3,687,897	14.3	42.81	7/31/2022	1, 5-year option
Shutts & Bowen LLP	NR / NR / NR	68,727	8.7	2,368,332	9.2	34.46	10/31/2015	1, 5-year option
Morgan Stanley Smith Barney(2)	A / Baa1 / A-	46,404	5.9	1,995,335	7.7	43.00	1/31/2020	2, 5-year options
BNP Paribas(4)	A+ / A2 / AA-	28,261	3.6	1,340,065	5.2	47.42	4/30/2019	2, 5-year options
Ernst & Young	NR / NR / NR	23,540	3.0	955,018	3.7	40.57	10/31/2017	1, 5-year option
Regus(5)	NR / NR / NR	23,544	3.0	893,024	3.5	37.93	12/31/2021	1, 5-year option
Kenny Nachwalter	NR / NR / NR	22,904	2.9	881,804	3.4	38.50	3/31/2016	1, 5-year option
Hughes Hubbard(6)	NR / NR / NR	23,596	3.0	875,430	3.4	37.10	9/30/2015	2, 5-year options
Kluger Peretz(7)	NR / NR / NR	22,905	2.9	847,485	3.3	37.00	5/31/2018	NA
Ten Largest Tenants		503,585	64.0%	$20,399,268	78.9%	$40.51
Remaining Tenants		154,667	19.7	5,456,001	21.1	35.28
Vacant		128,584	16.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		786,836	100.0%	$25,855,269	100.0%	$39.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Citicorp and Morgan Stanley Smith Barney have a one-time early termination option on January 31, 2016 with 12 months’ notice and payment of a termination fee equal to 6 months of base rent plus unamortized tenant improvement allowances, leasing commissions, and rent abatements.

(3)
Shook Hardy & Bacon LLP has the option to terminate its lease on either July 13, 2014 or October 31, 2016 with 12 months’ notice and a termination fee equal to 4 months of base rent plus unamortized tenant improvement allowances, leasing commissions, and rent abatements.

(4)
BNP Paribas has the option to terminate its lease on April 30, 2016 with 12 months’ notice and a termination fee equal to 3 months of base rent plus unamortized tenant improvement allowances, leasing commissions, and rent abatements.

(5)	Regus has the option to terminate its lease on March 31, 2018 with 12 months’ notice and a termination fee equal to $876,000.
(6)	Hughes Hubbard has the option to terminate its lease on March 31, 2013 with a termination fee equal to unamortized leasing commissions.
(7)	Kluger Peretz has the option to terminate its lease on May 31, 2014 with 12 months’ notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

The following table presents the general descriptions of the major tenants at the Miami Center Property:

Tenant Name	Tenant Description
Citicorp
Citicorp is a major segment of Citigroup Inc. Citigroup Inc. (Citigroup) is a global diversified financial services holding company whose businesses provide consumers, corporations, governments and institutions with a broad range of financial products and services. Citigroup has approximately 200 million customer accounts and does business in more than 160 countries and jurisdictions.

Shook Hardy & Bacon LLP
Shook, Hardy & Bacon L.L.P. is an international law firm with a legacy spanning more than a century. Established in Kansas City in 1889, today the firm has grown to approximately 1,500 employees worldwide, with more than 470 attorneys and 200 research analysts and paraprofessionals. The firm has 10 offices strategically located in Geneva, Houston, Kansas City, London, Miami, Orange County, Philadelphia, San Francisco, Tampa, Florida, and Washington, D.C.

Shutts & Bowen LLP	Shutts & Bowen is a Florida-based law firm with more than 225 attorneys in six offices in the State of Florida.

Morgan Stanley Smith Barney
Morgan Stanley is a global financial services company that, through its subsidiaries and affiliates, provides its products and services to a range of clients and customers, including corporations, governments, financial institutions and individuals.

BNP Paribas	BNP Paribas SA is a France-based bank group with four core businesses: Retail Banking, Corporate & Investment Banking, Investment Solutions and Other Activities.

The following table presents the lease rollover schedule at the Miami Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	414	0.1	0.1%	0	0.0	0.00	1
2013	28,159	3.6	3.6%	1,099,194	4.3	39.04	3
2014	16,101	2.0	5.7%	616,232	2.4	38.27	2
2015	92,323	11.7	17.4%	3,243,762	12.5	35.13	2
2016	52,953	6.7	24.1%	1,982,793	7.7	37.44	5
2017	45,718	5.8	30.0%	1,767,909	6.8	38.67	4
2018	51,238	6.5	36.5%	1,927,709	7.5	37.62	5
2019	28,905	3.7	40.1%	1,363,281	5.3	47.16	2
2020	203,957	25.9	66.1%	8,550,212	33.1	41.92	7
2021	23,544	3.0	69.1%	893,024	3.5	37.93	1
2022	100,625	12.8	81.8%	4,201,724	16.3	41.76	3
2023 & Thereafter	14,315	1.8	83.7%	209,428	0.8	14.63	1
Vacant	128,584	16.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	786,836	100.0%		$25,855,269	100.0%	$39.28	36

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes contractual rent steps through March 31, 2013.  UW Base Rent includes the present value of contractual rent steps (discounted at an 11% discount rate) pursuant to the following tenants’ leases: Citicorp, Morgan Stanley Smith Barney, BNP Paribas, Shook Hardy & Bacon LLP, and Hughes Hubbard.

The following table presents certain information relating to historical leasing at the Miami Center Property:

Historical Leased %(1)
	2007	2008	2009	2010	2011
Owned Space	94.0%	91.1%	80.4%	79.5%	81.7%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Miami Center Property:

Cash Flow Analysis(1)
	TTM 3/31/2010	TTM 3/31/2011	TTM 5/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$16,483,297	$19,847,410	$22,602,684	$24,189,249	$30.74
Contractual Rent Steps	0	0	0	1,666,020	2.12
Gross Up Vacancy	0	0	0	4,501,524	5.72
Total Rent	$16,483,297	$19,847,410	$22,602,684	$30,356,793	$38.58
Total Reimbursables	1,265,454	1,158,225	0	992,096	1.26
Parking Income	1,463,102	1,611,855	1,687,889	1,751,399	2.23
Other Income(3)	813,392	323,075	260,662	173,995	0.22
Less Vacancy & Credit Loss	0	0	0	(4,702,333)	(5.98)
Effective Gross Income	$20,025,245	$22,940,565	$24,551,235	$28,571,950	$36.31

Total Operating Expenses	$11,278,395	$10,565,722	$9,103,335	$11,100,950	$14.11

Net Operating Income	$8,746,850	$12,374,843	$15,447,900	$17,471,000	$22.20
TI/LC	0	0	0	1,227,546	1.56
Capital Expenditures	0	0	0	199,973	0.25
Net Cash Flow	$8,746,850	$12,374,843	$15,447,900	$16,043,480	$20.39

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent includes contractual rent steps through March 31, 2013. UW Base Rent includes the present value of contractual rent steps (discounted at an 11% discount rate) pursuant to the following tenants’ leases: Citicorp, Morgan Stanley Smith Barney, BNP Paribas, Shook Hardy & Bacon LLP, and Hughes Hubbard.

(3)	Includes late fees, storage income, antenna income, and other miscellaneous income sources.

■	Appraisal. According to the appraisal, the Miami Center Property had an “as-is” appraised value of $268,000,000 as of an effective date of March 28, 2012.

■
Environmental Matters.  Based on a Phase I environmental report dated April 12, 2012, the environmental consultant recommended no further action other than adhering to an asbestos operations and maintenance plan which is already in place.

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Market Overview and Competition.  The Miami Center Property is located in the downtown section of the central business district of Miami, Florida, at the intersection of Chopin Plaza and Biscayne Boulevard.  The Miami Center Property is in close proximity to major transportation arteries such as Interstate 95, the Dolphin Expressway (State Road No. 836), Biscayne Boulevard, and Brickell Avenue, as well as, the Metrorail and Metromover elevated train systems.

According to a market report, as of the second quarter of 2012, the Miami-Dade County office market consisted of 99.6 million SF comprised of 4,309 buildings.  The direct vacancy rate was 13.8% and the average gross rental rate was $28.55 per SF.  Year-to-date net absorption was 763,819 SF through June 2012.  Class A office properties within the overall Miami-Dade County market reported a direct vacancy of 20.9% and an average gross rent of $35.33 per SF.  Year-to-date class A net absorption was 620,790 SF through June 2012.

The Miami Center Property is located in the downtown Miami submarket, which consists of 10,489,889 SF comprised of 77 buildings.  The downtown Miami submarket ended the second quarter of 2012 with a direct vacancy rate of 18.6% and an average gross rent of $32.64 per SF.  Year-to-date net absorption for the downtown Miami submarket was 40,327 SF. There are currently no properties under construction in the downtown Miami submarket.  Per the appraisal, the downtown submarket is characterized by high vacancy as a result of the new 749,850 SF Wells Fargo Financial Center, which was constructed in 2010.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

Within the downtown Miami submarket, there is approximately 4,814,743 SF, comprised of 8 buildings, of class A product which reported a direct vacancy rate of 21.4% and an average gross rent of $39.25 per SF.  The class A segment of the downtown Miami submarket experienced 33,938 SF of year-to-date positive absorption through June 2012.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Miami Center Property:

Office Lease Comparables(1)
	Miami Center	Wells Fargo Center(2)	Southeast Financial Center(2)	Miami Tower(2)	701 Brickell Avenue(2)	One Brickell Square(2)	One Biscayne Tower(2)
Year Built	1983	2010	1984	1987	1986	1985	1971
Total GLA	786,836	749,850	1,157,939	600,959	676,129	415,150	691,783
Total Occupancy	84%	43%	83%	85%	90%	90%	93%
Quoted Rent Rate per SF	$35.00-$55.00	$40.00-$42.00	$38.00-$47.00	$34.00-$39.00	$30.00-$44.00	$35.00-$42.50	$34.00-$36.00
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service	Base Stop

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Miami Center Property:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price(2)	Sale Price per SF(2)	Occupancy
Las Olas Center	Ft. Lauderdale	September 2010	1996	468,814	$170,000,000	$362.62	88%
Las Olas Place	Ft. Lauderdale	December 2010	2000	102,246	$32,600,000	$318.84	98%
One Turnberry Place	Aventura	July 2011	1990	136,411	$53,000,000	$388.53	97%
SunTrust International Center	Miami	July 2011	1973	420,857	$82,500,000	$196.03	81%
Bank of America Tower	Ft. Lauderdale	September 2011	2002	408,079	$163,000,000	$399.43	96%
Boca Village Corporate Center	Boca Raton	October 2011	2008	108,316	$32,850,000	$303.28	100%

(1)	Source: Appraisal
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

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The Borrower.  The borrower is CP Miami Center LLC (f/k/a SCOA Miami Center LLC and Crescent Miami Center, LLC), a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Miami Center Whole Loan.  The sole member of the borrower is a newly formed limited liability company, which is owned by a newly formed limited partnership, each of which was formed in connection with the closing of the Miami Center Whole Loan.  The limited partnership is owned by CP MCV LLC, Public Sector Pension Investment Board, and Cayuga Lake Fund, L.P.  The general partner of the limited partnership is MCV GP LLC.  MCV GP LLC and CP MCV LLC are each owned by Crocker Partners V LP.  Crocker Partners V LP is owned by SGCP LLC, a Delaware limited liability company that is a joint venture between entities controlled by Siguler Guff Advisers, LLC and by Crocker Partners V Incentive Vehicle LP.  The joint venture is controlled by Crocker Partners Management Company LLC, its non-member manager.  Crocker Partners V Incentive Vehicle LP and Crocker Partners Management Company LLC are directly or indirectly controlled by Thomas J. Crocker. Crocker Partners V LP and Thomas J. Crocker are the carveout indemnitors for the Miami Center Whole Loan; however, the liability of Crocker Partners V LP for the carveouts does not take effect until the earlier to occur of (i) the first date on which Crocker Partners V LP has more than one limited partner that has executed a binding subscription agreement to contribute capital to Crocker Partners V LP and (ii) the first date on which Crocker Partners V LP has a net worth (excluding 50% of any equity of Crocker Partners V LP attributable to the Miami Center Property) equal to or greater than $125,000,000.  Provided no event of default is then continuing, Thomas J. Crocker may be released from liability for the carveouts on a going-forward basis provided that certain terms and conditions set forth in the loan documents are satisfied.  Such conditions include the following: (i) Crocker Partners V LP must then have a net worth of $175,000,000 (excluding 50% of any equity of Crocker Partners V LP attributable to the Miami Center Property) and a liquidity of $17,500,000; (ii) Crocker Partners V LP must then be an affiliate of the borrower; and (iii) each of the borrower and Crocker Partners V LP must affirm its obligations under the guaranty and the other loan documents to which it is a party.

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Escrows.  At origination, the borrower funded aggregate reserves of $8,461,190 with respect to the Miami Center Property, comprised of: (i) $2,993,565 for real estate taxes, (ii) $279,650 for insurance, (iii) $16,664 for replacement reserves, (iv) $664,495 for deferred maintenance, (v) $3,264,337 for certain unfunded obligations of the borrower (including, without limitation, obligations related to tenant improvements), and (vi) $1,242,479 for future rent abatements given to seven tenants under the existing leases.

On each monthly payment date, the borrower is required to fund the following reserves with respect to the Miami Center Property: (i) a tax reserve in an amount equal to one-twelfth of amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve account); (iii) a replacement reserve in the amount of $16,664; and (iv) a tenant improvement and leasing commission reserve in the amount of $98,355.

In addition, on each monthly payment date during a Miami Center Trigger Period, the borrower is required to deposit (or cause to be deposited) into the Miami Center Cash Management Account (as defined below), from excess cash flow generated by the Miami Center Property after payment of debt service and all required reserves described above, an amount equal to (x) the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month for disbursement to borrower for payment of operating expenses and extraordinary operating expenses associated with the Miami Center Property and (y) all remaining excess cash flow generated by the Miami Center Property to be held in an excess cash subaccount, as additional collateral for the Miami Center Loan (the “Miami Center Excess Cash Reserve”).  Upon termination of a Miami Center Trigger Period, lender will disburse amounts in the Miami Center Excess Cash Reserve to borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

A “Miami Center Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.15x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) with regard to any Miami Center Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Miami Center Trigger Period commenced in connection with clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.18x for two (2) consecutive calendar quarters, and (z) with regard to any Miami Center Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, in each case, so long as no other Miami Center Trigger Period shall then exist.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) Citigroup Technology, Inc. or Citigroup Inc. (“Citi”) being in default under its lease beyond applicable notice and cure periods, (ii) Citi failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours, and/or “going dark”, (iii) Citi giving notice that it is terminating its lease for (x) all of its space or (y) any portion of its space (unless the debt service coverage ratio (which must be calculated excluding the rent and other amounts payable under the Citi lease with respect to such portion of the Citi space to be terminated) equals or exceeds 1.15x), (iv) any termination or cancellation of the Citi lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) with respect to (x) all of its space or (y) any portion of its space (unless the debt service coverage ratio (which must be calculated excluding the rent and other amounts payable under the Citi lease with respect to such portion of the Citi space to be terminated) equals or exceeds 1.15x), (v) the lease with Citi failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of Citi and (vii) Citi failing to extend or renew its lease on or prior to the date occurring at least more than 12 months prior to the expiration date of its lease for five years or more with respect to (x) all of its space or (y) any portion of its space (unless the debt service coverage ratio (which must be calculated excluding the rent and other amounts payable under the Citi lease with respect to such portion of the Citi space not renewed or extended) equals or exceeds 1.15x); and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence must include, without limitation, a duly executed estoppel certificate from Citi, in form and substance acceptable to the lender) of (1) the curing of the preceding conditions by Citi, (2) the borrower leasing all of the Citi space in accordance with the terms and conditions of the loan documents pursuant to one or more replacement leases, with the replacement tenant(s) under such replacement lease(s) being in actual, physical occupancy of, and open to the public for business in, the space demised under such replacement lease(s), or (3) the date on which the debt service coverage ratio (which must be calculated excluding the rent and other amounts payable under the Citi lease with respect to any portion of the Citi space that was the subject of the applicable Specified Tenant Trigger Period and with respect to which the lender did not receive evidence of the satisfaction of the (x) cure conditions or (y) conditions set forth in the immediately preceding clause (2)) is equal to or greater than 1.18x for at least two consecutive calendar quarters.

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Lockbox and Cash Management.  The Miami Center Whole Loan requires a hard lockbox, and the borrower is required to direct tenants to pay rent directly to the lender controlled lockbox account (the “Miami Center Lockbox”).  So long as a Miami Center Trigger Period is not then in effect, all funds in the Miami Center Lockbox will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a Miami Center Trigger Period, the lender will establish an eligible cash management account with the lender or the servicer (the “Miami Center Cash Management Account”).  If a Miami Center Trigger Period has occurred and is continuing, all funds in the Miami Center Lockbox will be transferred on each business day to the Miami Center Cash Management Account, and the lender will apply funds on deposit in the Miami Center Cash Management Account to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the Miami Center Loan, the lender may apply any funds in the Miami Center Cash Management Account to amounts payable under the Miami Center Loan and/or toward the payment of expenses of the Miami Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

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Property Management.  The Miami Center Property is currently managed by Crocker Partners Property Management LLC.  Crocker Partners Property Management LLC is an affiliate of the borrower.  The management fee of up to three percent (3%) of rents from the Miami Center Property paid to Crocker Partners Property Management LLC is not subordinated to the Miami Center Whole Loan, but any amounts in excess of three percent are subordinated.  Under the loan documents, the Miami Center Property may be managed by a Qualified Manager pursuant to a Qualified Management Agreement. The lender has the right to require that the borrower terminate the management agreement and replace the manager (i) during an event of default by the borrower under the Miami Center Whole Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a voluntary bankruptcy or insolvency proceeding with respect to the manager, and/or (iii) if the manager is in default under the management agreement beyond any applicable notice and cure period.

A “Qualified Manager” means a reputable and experienced professional management organization reasonable approved by lender (which such approval may, at the lender’s option, be conditioned upon a Rating Agency Confirmation with regard to both the identity of the property manager and the replacement management agreement pursuant to which such manager will be employed); provided, that a property manager which (i) is a reputable management company having at least five years’ experience in the management of commercial properties with similar uses as the Miami Center Property, (ii) has, for at least five years prior to its engagement as property manager, managed at least five properties of the same class as the Miami Center Property, (iii) at the time of its engagement as property manager has leasable square footage equal to the lesser of (A) 1,000,000 leasable square feet and (B) five times the leasable square feet of the Miami Center Property, and (iv) is not the subject of a bankruptcy or similar insolvency proceeding, does not require a Rating Agency Confirmation.

A “Qualified Management Agreement” means a management agreement with a Qualified Manager with respect to the Miami Center Property which is approved by the lender in writing (which such approval may be conditioned upon a Rating Agency Confirmation with respect to such management agreement).

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Mezzanine or Subordinate Indebtedness.  The borrower is permitted to incur mezzanine financing provided that the following terms and conditions, among others under the loan documents, are each satisfied: (i) either (A) three years have passed since the origination date of the Miami Center Whole Loan or (B) the borrower has entered into a contract to sell the Miami Center Property and have the Miami Center Whole Loan concurrently assumed, (ii) no event of default has occurred or is continuing, (iii) written notice is given to the lender at least 30 days prior, and no more than 90 days prior, to the mezzanine financing, (iv) if the interest rate is to be a floating rate, if reasonably required by the lender, the borrower has obtained and will maintain an interest rate cap agreement pursuant to the mezzanine loan documents, (v) the debt yield will be equal to or greater than 9.0% (without giving effect to the mezzanine loan), (vi) after giving effect to the mezzanine loan, the debt service coverage ratio would be equal to or greater than 1.20x and the debt yield shall be equal to or greater than 9.0%, (vii) the loan term of the mezzanine loan is coterminous with or longer than the term of the Miami Center Whole Loan, (viii) after giving effect to the mezzanine loan, the loan to value ratio would be equal to or less than 75%, (ix) execution of an intercreditor agreement with the mezzanine lender, in form and substance acceptable to lender, and (x) Rating Agency Confirmation (at the lender’s option).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIAMI CENTER

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Condominium. The Miami Center Property is subject to a condominium regime comprised of an office condominium unit and a hotel condominium unit (collectively, the “Miami Center Condominium”).  The borrower owns the condominium unit that comprises the office building, constituting the Miami Center Property, which unit is subject to the mortgage that secures the Miami Center Whole Loan.  The other condominium unit comprises the hotel portion (currently flagged as Intercontinental) of the condominium and does not constitute collateral for the Miami Center Whole Loan.  The borrower under the Miami Center Whole Loan has a 50% undivided interest in the common elements of and appoints two of the four condominium board members of the Miami Center Condominium.  The condominium is comprised of one (1) board with four (4) members.  Two (2) members of the board are appointed by the owner of the Mortgaged Property, and the other two (2) members are appointed by the owner of the hotel unit.  All actions of the board must be unanimously approved by all four (4) board members.

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Miami Center Property, plus 18 months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then the borrower’s policy may not exclude terrorism coverage unless terrorism insurance is not commercially available, in which case the borrower is required to obtain standalone coverage in commercially reasonable amounts (namely, amounts that would be (A) obtained by property owners of properties located in markets similar to that of the Miami Center Property and similar in size and type to the Miami Center Property and (B) required by prudent institutional lenders). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Prospectus Supplement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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NORTH STREET PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

Haysville
Glenfield
Ben Avon Heights
Ross Township
Carnot-Moon
Coraopolis
Emsworth
West View
Ben Avon
Avalon
Bellevue
Pittsburgh International Airport
Kennedy Township
Stowe Township
McKees Rocks
Robinson Township
Imperial-Enlow
Coraopolis
PITTSBURGH
Ingram
Thornburg
Crafton
Pennsbury Village
Rosslyn Farms
Green Tree
Carnegie
Penn Lincoln Pkwy
Ohio River
1

Lincolnwood
Roselle
Bloomingdale
Norridge
Carol Stream
Addison
Elmwood Park
Elmhurst
Oak Park
Elburn
Geneva
West Chicago
Glen Ellyn
Lombard
Wheaton
CHICAGO
Lake Michigan
Berwyn
Cicero
Brookfield
North Aurora
Downers Grove
Sugar Grove
Ronald Reagan Memorial Hwy
Naperville
Aurora
Willowbrook
Montgomery
Burbank
Bolingbrook
Oak Lawn
Oswego
Lemont
Evergreen Park
Yorkville
Stevenson Expy
Blue Island
Calumet Park
Burnham
Romeoville
Orland Park
Midlothian
Harvey
Plainfield
Crystal Lawns
Homer Glen
Orland Hills
South Holland
Hammond
Gary
Burns Harbor
Chesterton
ILLINOIS
Lockport
Tinley Park
Crest Hill
Highland
Lake Station
Southhaven
Shorewood
Mokena
Flossmoor
Griffith
Joliet
Ingalls Park
Frankfort Square
Chicago Heights
INDIANA
Rockdale
Preston Heights
New Lenox
Frankfort
Lisbon
Richton Park
Sauk Village
Schererville
Merrillville
Minooka
Channahon
Elwood
Manhattan
Monee
Crown Point
2
MAP © 2012 CARTIFACT
DATA © BROADMAP

NORTH STREET PORTFOLIO

1	The Highlands	100 Lincoln Highlands Drive	Coraopolis, PA	15108
2	Park Towers	3905 Tower Drive	Richton Park, IL	60471

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		JLC
Location (City/State)	Various	Cut-off Date Principal Balance		$50,954,089
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$94,710.20
Size (Units)	538	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 8/15/2012	93.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/15/2012	93.9%	Type of Security		Both Fee Simple/Leasehold
Year Built / Latest Renovation	Various	Mortgage Rate		5.6800%
Appraised Value	$71,250,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$7,240,697
Underwritten Expenses	$2,836,495	Escrows
Underwritten Net Operating Income (NOI)	$4,404,202		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,269,702	Taxes	$75,000	$69,500
Cut-off Date LTV Ratio	71.5%	Insurance	$10,000	$10,400
Maturity Date LTV Ratio	60.1%	Replacement Reserves(1)	$0	$11,208
DSCR Based on Underwritten NOI / NCF	1.24x / 1.20x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.4%	Other(2)	$100,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$51,000,000	97.3%	Loan Payoff	$49,524,662	94.5%
Mezzanine Loan Amount	1,000,000	1.9	Closing Costs	2,686,706	5.1
Principal’s New Cash Contribution	396,368	0.8	Reserves	185,000	0.4

Total Sources	$52,396,368	100.0%	Total Uses	$52,396,368	100.0%

(1)	Upfront Replacement Reserve is for capital expenditures and monthly deposits to such reserve are suspended at any time that funds on deposit in such reserve are equal to at least $403,500.
(2)	Other is for immediate repairs and deferred maintenance.

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The Mortgage Loan.  The mortgage loan (the “North Street Portfolio Loan”) is evidenced by a note in the original principal amount of $51,000,000 and is secured by a first mortgage encumbering the fee interest in a 270-unit multifamily complex located in Richton Park, Illinois (the “Park Towers Property”) and a first mortgage encumbering the fee and leasehold interest in a 268-unit multifamily complex located in Coraopolis, Pennsylvania (“The Highlands Property”; and together with the Park Towers Property, the “North Street Portfolio Properties”).  The North Street Portfolio Loan was originated by Jefferies LoanCore LLC.  The North Street Portfolio Loan was originated on September 7, 2012 and represents approximately 3.7% of the Initial Pool Balance.  The note evidencing the North Street Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $50,954,089 and has an interest rate of 5.6800% per annum.  The proceeds of the North Street Portfolio Loan were used to refinance existing debt on the Park Towers Property and The Highlands Property.

The North Street Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months.  The North Street Portfolio Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is October 6, 2022.  Voluntary prepayment of the North Street Portfolio Loan is prohibited prior to July 6, 2022.  Defeasance with direct, non callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Properties. The North Street Portfolio Properties consist of two multifamily assets located in Illinois and Pennsylvania with a total of 538 units.  As of August 15, 2012, the North Street Portfolio Properties’ Total and Owned Occupancy was 93.9%.

The Park Towers Property is a three-building, apartment complex located in Richton Park, Cook County, Illinois.  Built in 1974, the Park Towers Property offers one, two and three bedroom units with an average unit size of 927 SF.  As of August 15, 2012, the Park Towers Property’s Total and Owned Occupancy was 91.5%. Surface parking lots offer parking for approximately 426 vehicles (1.58 spaces per unit).  Amenities include a picnic area, garage parking, and laundry facilities, and all units have balconies. The Park Towers Property is adjacent to the Richton Park METRA rapid transit station.  The original allocated loan amount on the Park Towers Property was $21,630,662.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

The following table presents certain information relating to the units and rent at the Park Towers Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed	76	770	$1,019	$929,328	$924	$687,288
2 Bed	72	908	1,194	1,031,616	1,066	895,425
3 Bed	122	1,036	1,215	1,779,387	1,174	1,620,108
Total / Wtd. Avg.	270	927	$1,154	$3,740,331	$1,081	$3,202,821

Source: As provided by the borrower.

The following table presents certain information relating to historical average leasing at the Park Towers Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	85.5%	84.5%	91.2%

(1)	As provided by the borrower.

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The Highlands Property is a garden-style apartment complex with 14 buildings located in Coraopolis, Allegheny County, Pennsylvania, approximately 13 miles west of central Pittsburgh.  Built in 1999, The Highlands Property offers 268 one, two and three bedroom units with an average unit size of 980 SF.  As of August 15, 2012, the Park Towers Property’s Total and Owned Occupancy was 96.3%. Surface parking lots offer parking for approximately 722 vehicles (2.69 spaces per unit).  Amenities include a swimming pool, playground, clubhouse and recreation building, fitness room, basketball court, and business center.  The northern portion of The Highlands Property includes 11 unimproved acres that are zoned for approximately 96 additional apartment units. The original allocated loan amount on The Highlands Property was $29,369,338. The Highlands Property is subject to a ground lease that expires in August 21, 2042 and has an annual rent obligation of $10.00.  The Highlands Property’s ground lessor and The Highlands Property Borrower have executed The Highlands Property mortgage which encumbers both the fee and leasehold interests in The Highlands Property. The North Street Portfolio Loan is secured by both the fee simple and leasehold interests in The Highlands Property along with the fee simple interest in the Park Towers Property.

The following table presents certain information relating to the units and rent at The Highlands Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed	84	705	$1,011	$1,018,752	$973	$946,152
2 Bed	160	1,063	1,326	2,545,280	1,240	2,291,784
3 Bed	24	1,390	1,514	436,032	1,530	422,244
Total / Wtd. Avg.	268	980	$1,244	$4,000,064	$1,182	$3,660,180

Source: As provided by the borrower.

The following table presents certain information relating to historical average leasing at The Highlands Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	89.6%	93.7%	94.4%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

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Operating Histories and Underwritten Net Cash Flows.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the North Street Portfolio Properties:

Cash Flow Analysis(1)
	2009	2010	2011	TTM 6/30/2012	Underwritten	Underwritten $ per Unit
Base Rent	$6,712,054	$6,790,006	$6,921,607	7,087,056	$7,314,945	$13,596.55
Vacancy Loss	(913,292)	(817,532)	(457,972)	(464,257)	(542,461)	(1,008.29)
Credit Loss	(0)	(0)	(0)	(0)	(0)	(0)
Concessions	(132,876)	(158,860)	(108,912)	(108,794)	(106,269)	(197.53)
Total Rent Revenue	$5,665,886	$5,813,614	$6,354,723	$6,514,005	$6,666,215	$12,390.73
Other Rental Revenue	0	0	0	0	0	0
Reimbursement Revenue	0	0	0	0	0	0
Parking Revenue	96,813	103,882	115,333	115,407	115,407	214.51
Miscellaneous Revenue	400,104	403,097	445,426	459,075	459,075	853.30
Effective Gross Income	$6,162,803	$6,320,593	$6,915,482	$7,088,487	$7,240,697	$13,458.54

Total Operating Expenses	$2,890,731	$3,117,149	$3,233,042	$3,102,587	$2,836,495	$5,272.29

Net Operating Income	$3,272,072	$3,203,445	$3,682,440	$3,985,900	$4,404,202	$8,186.25
Replacement Reserves	0	0	0	0	134,500	250.00
Net Cash Flow	$3,272,072	$3,203,445	$3,682,440	$3,985,900	$4,269,702	$7,936.25

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Appraisal.  According to the appraisals, the North Street Portfolio Properties had an aggregate “as-is” appraised value of $71,250,000 as of effective dates of May 25, 2012 and July 27, 2012.  The Highlands Property had an “as-is” appraised value of $37,000,000 as of May 25, 2012 and the Park Towers Property had an “as-is” appraised value of $34,250,000 as of July 27, 2012.

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Environmental Matters.  According to the Phase I, dated August 7, 2012, there are no recommendations for further action at the North Street Portfolio Properties, except for an operations and maintenance plan to address any potential asbestos and/or lead paint present at the Park Towers Property which was put into place on August 7, 2012.

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Market Overview and Competition.  The Highlands Property is located in the Pittsburgh area, specifically in the west Pittsburgh submarket.  Surrounding land users include various multifamily, light industrial, commercial, retail, and residential properties. As of 2012, the population within a 3-mile radius of The Highlands Property was over 18,328 with an estimated median household income of $62,423.

The following table presents certain information relating to the primary competition for The Highlands Property:

Competitive Set
	Chestnut Ridge	Polo Club	Waterford Landing	Waterford at Nevillewood	Ventana Hills
Location	Robinson Twp.	Moon Twp.	Moon Twp.	Collier Twp.	Robinson Twp.
Year Built	1986	1990	1999	2000	2002
Occupancy	98%	100%	99%	98%	96%
No of Units	468	280	308	316	470
Avg. Unit Size	769	NAV	NAV	877	954
Avg. Rent per Unit	NAV	NAV	NAV	NAV	NAV
Avg. Rent per SF	NAV	NAV	NAV	NAV	NAV

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

The Park Towers Property is located in the Chicago area, specifically in the Southeast Cook County submarket.  Surrounding land users include various residential and retail properties. As of 2012, the population within a 3-mile radius of the Park Towers Property was over 58,389 with an estimated median household income of $54,405.

The following table presents certain information relating to the primary competition for the Park Towers Property:

Competitive Set
	Cedar Ridge	Carriage Creek	Autumn Ridge	Richton Square
Location	Richton Park	Richton Park	Park Forest	Richton Park
Year Built	1983	1972	1994	1972
Occupancy	96%	98%	95%	97%
No of Units	192	226	386	342
Avg. Unit Size	833	1,040	1,085	723
Avg. Rent per Unit	NAV	NAV	NAV	NAV
Avg. Rent per SF	NAV	NAV	NAV	NAV

Source: Appraisal.

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The Borrower.  The borrowers are Park Towers Owner, LLC (the “Park Towers Borrower”) and Highlands Operator, LLC (“The Highlands Borrower”), each a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the North Street Portfolio Loan (The Highlands Borrower; and together with the Park Towers Borrower, the “North Street Portfolio Borrowers”).  The Park Towers Borrower is wholly owned by Park Towers MB, LLC, a Delaware limited liability company that is wholly owned by Lioncrest Towers, L.L.C., a Delaware limited liability company that is owned by the Angelina Djurin Self Declaration of Trust (90%) and by the Teresa M. Baldwin Trust Dated April 8, 1994 n/k/a Teresa Flanagan Matre Restatement of Trust Dated February 7, 2007 (10%).  The Highlands Borrower is wholly owned by Highlands MB, LLC, a Delaware limited liability company that is owned by the Angelina Djurin Self Declaration of Trust (98%) and North Street Properties, Inc. (2%).  North Street Properties, Inc. is wholly owned by Angelina Djurin.  The fee owner of The Highlands Property is The Highlands of Montour Run, LLC, an Illinois limited liability company that is under common ownership with The Highlands Borrower.  Angelina Djurin is the guarantor of the non-recourse carve-outs under the North Street Portfolio Loan.

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Escrows.  At origination, the North Street Portfolio Borrowers funded an escrow reserve in the amount of $75,000 in respect of certain tax expenses and $10,000 in respect of certain insurance premiums.  On each due date, the North Street Portfolio Borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period.  In addition, on each due date, the North Street Portfolio Borrowers are required to fund a capital expenditure reserve account in the amount of $11,208.33, provided, however, such monthly deposit will be suspended in any month when funds on deposit in the capital expenditure reserve equal or exceed $403,500.

Furthermore, during the continuance of a North Street Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and capital expenditures be reserved and held as additional collateral for the North Street Portfolio Loan.

A “North Street Portfolio Trigger Period” means any period commencing as of the end of any fiscal quarter in which the North Street Portfolio Properties fail to maintain a debt service coverage ratio as calculated under the loan agreement of 1.03x and terminating as of the end of any two consecutive fiscal quarters in which the North Street Portfolio Properties achieve a debt service coverage ratio of 1.03x for the prior twelve-month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

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Lockbox and Cash Management.  The North Street Portfolio Loan requires a soft lockbox, which is already in place.  The loan documents require the North Street Portfolio Borrowers to cause all revenues received by the North Street Portfolio Borrowers or property manager to be deposited to a lender-controlled lockbox account.  All amounts in any lockbox account are swept to the lender-controlled cash management account on each business day.  Provided that no event of default under the North Street Portfolio Loan is continuing and no North Street Portfolio Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service, fund required reserves and pay any monthly mezzanine loan debt service will be remitted to the North Street Portfolio Borrowers.  During the continuance of a North Street Portfolio Trigger Period, all excess funds (after payment of debt service, reserves and monthly mezzanine debt service as noted above) shall be held by the lender as cash collateral for the North Street Portfolio Loan.  During the continuance of an event of default under the North Street Portfolio Loan, the lender may apply any funds in the cash management account and any blocked account to amounts payable under the North Street Loan and/or toward the payment of expenses of the North Street Portfolio Properties, in such order of priority as the lender may determine.

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Property Management.  The North Street Portfolio Properties are currently managed by North Street Properties, Inc., an affiliate of the North Street Portfolio Borrowers, pursuant to management agreements.  Under the loan documents, the North Street Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the North Street Portfolio Borrowers to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period, the filing of a bankruptcy petition or a similar event with respect to the property manager or if an event of default under the North Street Portfolio Loan has occurred and is continuing.

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Release of Collateral.  Provided no event of default is then continuing under the North Street Portfolio Loan, at any time on or after the first due date following the second anniversary of the securitization closing date, the North Street Portfolio Borrowers may obtain the release of either North Street Portfolio Property, subject to the satisfaction of certain conditions, including among others: (i) that North Street Portfolio Borrowers defease a portion of the North Street Portfolio Loan in an amount equal to 120% of the allocated loan amount of the property being released and (ii) after giving effect to the release, the debt yield (as calculated pursuant to the loan documents) shall be no less than the greater of (i) the debt yield (as calculated pursuant to the loan documents) for all of the North Street Portfolio Properties then remaining subject to the liens of the mortgages immediately preceding such release and (ii) 8.0%.

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Mezzanine or Subordinate Indebtedness.  There is currently mezzanine debt with an original principal balance of $1,000,000 and an outstanding principal balance of $1,000,000 as of the Cut-off Date.  The mezzanine debt is secured by direct or indirect equity interests in the mortgage borrower and is evidenced by a floating rate note which requires interest payments based on an interest rate of LIBOR plus 12%.  No additional subordinate indebtedness is permitted (other than certain permitted unsecured trade payables). The mezzanine loan is co-terminus with the North Street Portfolio Loan but may be prepaid by the mezzanine borrowers at any time.  Additionally, after the occurrence of the amortization commencement date on October 6, 2014, all available cash (as described in the mezzanine loan documents) is required to be trapped by the mezzanine lender and applied to a repayment of the mezzanine loan.  As of September 7, 2012, the mezzanine lender is Jefferies LoanCore LLC.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORTH STREET PORTFOLIO

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Terrorism Insurance. The North Street Portfolio Borrowers are required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the North Street Portfolio Property, plus eighteen months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Historical Bankruptcy Issues.  The previous owners of the North Street Portfolio Properties (entities that were indirectly owned by the spouse of the non-recourse guarantor for the North Street Portfolio Loan) filed for bankruptcy protection in connection with a default under a mortgage loan that had been secured by the North Street Portfolio Properties.  During settlement proceedings with the prior mortgage lender, the North Street Portfolio Properties were transferred to entities controlled by the non-recourse guarantor.  At the completion of the Bankruptcy proceedings, the Bankruptcy court affirmed a discounted pay off of the loan previously secured by the North Street Properties, the transfer of the fee and leasehold interests (as applicable) in the North Street Portfolio Properties to the North Street Portfolio Borrowers and the entering into the North Street Portfolio Loan by the North Street Portfolio Borrowers.  See “Risk Factors—Default History, Bankruptcy Issues and Other Proceedings” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

CANADA
Seattle
Portland
Boise
Salt Lake City
San Francisco
Los Angeles
Las Vegas
San Diego
PEORIA
Phoenix
CHEYENNE
Denver
Albuquerque
MANKATO
Minneapolis
Omaha
Kansas City
St. Louis
Oklahoma City
SHAWNEE
Dallas
WACO
San Antonio
HOUSTON
MOUNT PLEASANT
Chicago
GRAND RAPIDS
Detroit
MAUMEE
Nashville
Little Rock
Atlanta
Charlotte
New Orleans
Jacksonville
Orlando
Tampa
Miami
Boston
New York
Philadelphia
Washington DC
ATLANTIC OCEAN
PACIFIC OCEAN
MEXICO
Gulf of Mexico
CARTIFACT

TMI HOTEL PORTFOLIO

	Property Name	*Address*	*City/State*	*Zip Code*
1	Homewood Suites - Houston, TX	2424 Rogerdale Road	Houston, TX	77042
2	Residence Inn - Peoria, AZ	8435 West Paradise Lane	Peoria, AZ	85382
3	Residence Inn - Waco, TX	501 South University Parks Drive	Waco, TX	76706
4	Homewood Suites- Maumee, OH	1410 Arrowhead Road	Maumee, OH	43537
5	Fairfield Inn - Cheyenne, WY	1415 Stillwater Avenue	Cheyenne, WY	82009
6	Hampton Inn - Shawnee, OK	4851 North Kickapoo Avenue	Shawnee, OK	74804
7	Homewood Suites - Grand Rapids, MI	3920 Stahl Drive Southeast	Grand Rapids, MI	49546
8	TownePlace Suites - Houston, TX	15155 Katy Freeway	Houston, TX	77094
9	Fairfield Inn & Suites - Racine, WI	6421 Washington Avenue	Mount Pleasant, WI	53406
10	Fairfield Inn - Mankato, MN	141 Apache Place	Mankato, MN	56001

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	10	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$47,326,591
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$61,784.06
Size (Rooms)	766	Percentage of Initial Pool Balance		3.4%
Total TTM Occupancy as of 7/31/2012(1)	76.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 7/31/2012(1)	76.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		4.9700%
Appraised Value	$76,300,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		300
Underwritten Revenues	$19,733,286
Underwritten Expenses	$13,183,837	Escrows
Underwritten Net Operating Income (NOI)	$6,549,448
Underwritten Net Cash Flow (NCF)	$5,760,116		Upfront	Monthly
Cut-off Date LTV Ratio	62.0%	Taxes	$501,730	$16,463
Maturity Date LTV Ratio(2)	45.4%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.98x / 1.74x	FF&E(3)	$0	$65,778
Debt Yield Based on Underwritten NOI / NCF	13.8% / 12.2%	Other(4)	$8,545,131	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$47,400,000	99.6%	Loan Payoff	$34,829,559	73.2%
Other Sources	185,000	0.4	Reserves	9,046,861	19.0
			Principal Equity Distribution	2,411,113	5.1
			Closing Costs	1,297,467	2.7
Total Sources	$47,585,000	100.0%	Total Uses	$47,585,000	100.0%

(1)	Reflects the average Total Occupancy and Owned Occupancy, respectively, for TTM ended 7/31/2012.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $92,800,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 55.2%.
(3)	See “—Escrows” below.
(4)	Upfront other escrow represents the deferred maintenance reserve ($60,656) and property improvement plan (“PIP”) reserve ($8,484,475). See “—Escrows” and “—Property Improvement Plan” below.

■
The Mortgage Loan.  The mortgage loan (the “TMI Hotel Portfolio  Loan”) is evidenced by a note in the original principal amount of $47,400,000 and is secured by separate first priority mortgages or deeds of trust, as applicable, encumbering 10 hotels with an aggregate of 766 rooms, located in Arizona, Michigan, Minnesota, Ohio, Oklahoma, Texas, Wisconsin, and Wyoming (the “TMI Hotel Portfolio Properties”).  The TMI Hotel Portfolio Loan was originated on September 14, 2012 by Citigroup Global Markets Realty Corp. and represents approximately 3.4% of the Initial Pool Balance.  The TMI Hotel Portfolio Loan has a principal balance as of the Cut-off Date of $47,326,591 and an interest rate of 4.9700% per annum.  The proceeds of the TMI Hotel Portfolio Loan were primarily used to refinance existing debt, fund reserves, and return capital to the borrower.

The TMI Hotel Portfolio Loan had an initial term of 60 months and has a remaining term of 59 months.  The TMI Hotel Portfolio Loan requires payments of interest and principal during the term of the loan based on a 25-year amortization schedule.  The scheduled maturity date is the due date in October 2017.  Prior to July 6, 2017, the borrower has the right to voluntarily prepay the TMI Hotel Portfolio Loan at any time provided that the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid. On or after July 6, 2017, the borrower may voluntarily prepay the TMI Hotel Portfolio Loan without penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

■
The Mortgaged Properties.  The TMI Hotel Portfolio Properties consist of 10 hotels with a total of 766 rooms.  The following table presents certain information relating to the TMI Hotel Portfolio  Properties:

Property	Allocated Cut-off Date Balance	% of Portfolio Allocated Cut-off Date Balance	Number of Rooms	Allocated Cut-off Date Balance / Room	Year Built / Latest Renovation	Appraised Value	Appraisal Date	UW NCF
Homewood Suites - Houston, TX	$7,393,532	15.6%	96	$77,016	1998 / NAP	$12,100,000	7/2/2012	$851,775
Residence Inn - Peoria, AZ	5,935,793	12.5	90	$65,953	1998 / NAP	10,000,000	7/6/2012	698,872
Residence Inn - Waco, TX	5,306,769	11.2	78	$68,035	1997 / NAP	8,700,000	7/6/2012	624,853
Homewood Suites - Maumee, OH	5,161,993	10.9	78	$66,179	1997 / 2010	7,600,000	7/9/2012	683,321
Fairfield Inn - Cheyenne, WY	4,937,342	10.4	62	$79,635	1994 / 2004	7,300,000	7/5/2012	618,551
Hampton Inn - Shawnee, OK	4,522,984	9.6	63	$71,793	1996 / 2008	6,600,000	7/5/2012	554,981
Homewood Suites - Grand Rapids, MI	4,298,333	9.1	78	$55,107	1997 / 2010	7,400,000	7/2/2012	506,055
TownePlace Suites - Houston, TX	4,143,573	8.8	94	$44,081	1997 / NAP	6,100,000	7/5/2012	549,996
Fairfield Inn & Suites - Racine, WI	3,564,471	7.5	63	$56,579	1991 / NAP	6,100,000	7/6/2012	428,591
Fairfield Inn - Mankato, MN	2,061,802	4.4	64	$32,216	1997 / 2010	4,400,000	7/6/2012	243,122
Total / Wtd. Avg.	$47,326,591	100.0%	766	$61,784		$76,300,000		$5,760,116

The following table presents certain information relating to the TTM ended 8/31/2012 penetration rates relating to the TMI Hotel Portfolio Properties, as provided in travel research reports for the TMI Hotel Portfolio Properties:

TTM Ended 8/31/2012 Penetration Rates

	Competitive Set(1)			TTM 8/31/2012(1)			Penetration Factor(1)
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Homewood Suites - Houston, TX	67.8%	$106.69	$72.29	83.3%	$112.67	$93.88	123.0%	105.6%	129.9%
Residence Inn - Peoria, AZ	63.9%	$75.44	$48.19	68.6%	$101.56	$69.69	107.4%	134.6%	144.6%
Residence Inn - Waco, TX	61.9%	$103.45	$64.02	74.5%	$98.61	$73.49	120.4%	95.3%	114.8%
Homewood Suites - Maumee, OH	68.7%	$82.68	$56.84	78.8%	$101.51	$79.97	114.6%	122.8%	140.7%
Fairfield Inn - Cheyenne, WY	74.4%	$95.37	$70.95	81.9%	$95.39	$78.09	110.0%	100.0%	110.1%
Hampton Inn - Shawnee, OK	70.1%	$75.12	$52.67	79.4%	$92.54	$73.46	113.2%	123.2%	139.5%
Homewood Suites - Grand Rapids, MI	70.1%	$93.13	$65.32	84.9%	$93.14	$79.05	121.0%	100.0%	121.0%
TownePlace Suites - Houston, TX	74.5%	$67.08	$49.94	80.7%	$75.26	$60.71	108.3%	112.2%	121.6%
Fairfield Inn & Suites - Racine, WI	54.2%	$64.57	$34.99	66.5%	$90.89	$60.45	122.7%	140.8%	172.8%
Fairfield Inn - Mankato, MN	54.1%	$75.13	$40.61	65.8%	$76.06	$50.05	121.7%	101.2%	123.2%
Total / Wtd. Avg.	66.3%	$84.39	$56.15	76.8%	$94.31	$72.60	116.0%	113.5%	131.4%

(1)	Source: Travel research reports.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the TMI Hotel Portfolio Properties:

	TTM 8/31/2010 (1)			TTM 8/31/2011(1)			TTM 8/31/2012(1)			Underwritten
Property	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Occ	ADR	RevPAR
Homewood Suites - Houston, TX	58.4%	$117.23	$68.50	67.2%	$116.87	$78.56	83.3%	$112.67	$93.88	80.0%	$112.33	$89.86
Residence Inn - Peoria, AZ	66.1%	$97.34	$64.38	70.4%	$98.74	$69.56	68.6%	$101.56	$69.69	70.9%	$100.75	$71.44
Residence Inn - Waco, TX	75.3%	$96.68	$72.80	75.0%	$93.78	$70.37	74.5%	$98.61	$73.49	77.8%	$96.62	$75.13
Homewood Suites - Maumee, OH	74.9%	$91.43	$68.47	79.1%	$96.09	$75.97	78.8%	$101.51	$79.97	79.5%	$100.37	$79.77
Fairfield Inn - Cheyenne, WY	76.0%	$81.26	$61.75	81.9%	$89.08	$73.00	81.9%	$95.39	$78.09	75.0%	$94.10	$70.57
Hampton Inn - Shawnee, OK	72.3%	$79.55	$57.51	74.4%	$86.48	$64.33	79.4%	$92.54	$73.46	75.0%	$91.55	$68.66
Homewood Suites - Grand Rapids, MI	76.0%	$86.76	$65.98	84.5%	$87.79	$74.20	84.9%	$93.14	$79.05	80.0%	$92.72	$74.17
TownePlace Suites - Houston, TX	50.3%	$76.26	$38.38	70.3%	$68.27	$48.02	80.7%	$75.26	$60.71	76.0%	$74.47	$56.60
Fairfield Inn & Suites - Racine, WI	65.1%	$75.41	$49.07	69.0%	$84.03	$57.96	66.5%	$90.89	$60.45	67.1%	$89.75	$60.21
Fairfield Inn - Mankato, MN	67.8%	$67.91	$46.05	62.0%	$71.93	$44.63	65.8%	$76.06	$50.05	62.0%	$75.54	$46.84
Total / Wtd. Avg.	67.4%	$88.47	$59.57	73.2%	$90.14	$66.06	76.8%	$94.31	$72.60	74.8%	$93.39	$70.15

(1)	Source: Travel research report.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the TMI Hotel Portfolio Properties:

Cash Flow Analysis
	2010	2011	TTM 7/31/2012	Underwritten	Underwritten $ per Room
Room Revenue	$17,030,650	$19,133,737	$20,234,594	$19,528,172	$25,494
Food & Beverage Revenue	0	0	2,092	2,086	3
Other Revenue	353,213	214,193	207,930	203,027	265
Total Revenue	$17,383,862	$19,347,930	$20,444,616	$19,733,286	$25,761

Room Expense	$4,074,798	$4,422,448	$4,720,548	$4,556,179	$5,948
Food & Beverage Expense	0	0	0	0	0
Other Expense	246,458	264,796	342,521	330,559	432
Total Departmental Expense	$4,321,256	$4,687,244	$5,063,069	$4,886,738	$6,380
Total Undistributed Expense	6,437,186	7,028,223	7,191,905	7,066,436	9,225
Total Fixed Charges	1,150,096	1,152,075	1,114,996	1,230,664	1,607
Total Operating Expenses	$11,908,537	$12,867,542	$13,369,969	$13,183,837	$17,211

Net Operating Income	$5,475,327	$6,480,389	$7,074,647	$6,549,448	$8,550
FF&E	0	0	0	789,330	1,030
Net Cash Flow	$5,475,327	$6,480,389	$7,074,647	$5,760,116	$7,520

■
Appraisal.  According to the appraisals, the TMI Hotel Portfolio Properties had a combined “as-is” appraised value of $76,300,000 as of the appraisal effective date between July 2, 2012 and July 9, 2012.

■	Environmental Matters. According to the Phase I environmental reports, each dated July 18, 2012, there are no recommendations for further action at any of the TMI Hotel Portfolio Properties.

■
The Borrowers.  The borrowers are seven North Dakota corporations and three North Dakota limited partnerships, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the TMI Hotel Portfolio Loan. TMI Hospitality, Inc. (“TMI”), a North Dakota corporation, is the non-recourse carveout guarantor of the TMI Hotel Portfolio Loan and indirectly owns the TMI Hotel Portfolio Properties. TMI is directly owned by TMI Hospitality, Inc. Employee Stock Ownership Plan and Trust (“TMI ESOP”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $9,046,861 with respect to the TMI Hotel Portfolio  Loan, comprised of (i) $8,484,475 in respect of a property improvement plan relating to the TMI Hotel Portfolio Properties as described in “—Property Improvement Plan and Capital Plan” below (the “PIP Reserve”); (ii) $501,730 for real estate taxes; and (iii) $60,656 for deferred maintenance. For so long as no event of default is continuing, the borrower is permitted to substitute a letter of credit, for the PIP Reserve and is entitled to the return of the funds on deposit in the PIP Reserve at such time as such letter of credit is provided in lieu of reserve deposits.

On each monthly due date, the borrower is required to fund the following reserves with respect to the TMI Hotel Portfolio  Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at lender’s option, if the liability or casualty insurance policies are not maintained by the borrower under blanket or umbrella policies, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a reserve for furniture, fixtures and equipment (the “FF&E Reserve”) in an amount equal to the greater of (a) 1/12 of 4% of the greater of (x) the annual gross revenues for each individual TMI Hotel Portfolio Property for the immediately preceding calendar year and (y) the projected annual gross revenues for such individual TMI Hotel Portfolio Property for the then current calendar year as set forth in the annual budget and (b) the amount required by the applicable franchisor under each respective franchise agreement.

In addition, on each monthly due date occurring on and after the monthly due date occurring in January 2013, the borrower is required to deposit into an account (the “Seasonality Reserve”) an amount equal to the then applicable Seasonality Reserve Monthly Deposit. The “Seasonality Reserve Monthly Deposit” are required to be (i) determined by lender for each loan year on or prior to the monthly due date occurring in January of each loan year and (ii) in amounts such that, on each monthly due date occurring prior to the commencement of each UCF Shortfall Month, the Seasonality Reserve funds will be at least equal to the UCF Shortfall for such UCF Shortfall Month. The UCF Shortfalls and UCF Shortfall Months will be determined by the lender based upon the annual budget; provided, however, if (A) no annual budget is provided to the lender at least ten (10) business days prior to the monthly due date occurring in January of each loan year, the lender will determine the UCF Shortfalls and UCF Shortfall Months for the applicable Loan Year and (B) the aggregate annual amount of the UCF Shortfalls for any loan year is determined to be less than $50,000, no Seasonality Reserve deposits will be required for such loan year.

“UCF Shortfall Month” means any interest accrual period occurring in any loan year in which a UCF Shortfall is projected to occur or has occurred (as applicable).

“UCF Shortfall” means, for any applicable UCF Shortfall Month, the amount by which cash flow (as determined by lender) is projected to be or was (as applicable) insufficient to support a debt service coverage ratio of at least 1.10x.

Furthermore, on each monthly due date occurring during the continuance of a TMI Hotel Portfolio Trigger Period, the borrower is required to deposit an amount equal to (1) the aggregate amount of approved operating expenses and approved extraordinary expenses for each month into the operating expense account and (2) the excess cash flow generated by the TMI Hotel Portfolio Properties after payment of debt service and required reserves for each month into an excess cash flow account, provided, however, that if any TMI Hotel Portfolio Trigger Period that is then continuing is (x) due solely to the existence of one or more trigger periods resulting from the occurrence of certain adverse events relating to the renewal of the franchise agreement for any TMI Hotel Portfolio Property (each, a “Franchise Renewal Trigger”) and (y) the lender has received evidence satisfactory to lender that a blocked account has been established for each TMI Hotel Portfolio Property subject to such Franchise Renewal Trigger (the “Franchise Renewal Trigger Event Property”), borrower’s required deposit of excess cash flow, as described in (2) above, is limited to the excess cash flow generated by each Franchise Renewal Trigger Event Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

A “TMI Hotel Portfolio Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio (as calculated under the loan agreement) being less than 1.20x, (iii) the occurrence of certain adverse events relating to the status and good standing of the then existing franchise agreement (the “Existing Franchise Agreement”) or related franchisor for any TMI Hotel Portfolio Property (each, a “Franchise Agreement Trigger Event”), (iv) the naming of TMI (as distinguished from the TMI ESOP, in its capacity as a nominal defendant) as a defendant in a class action described below under “—Litigation”, (v) the occurrence of a Franchise Renewal Trigger and (vi) the occurrence of a PIP Trigger (as defined below under “—Property Improvement Plan”); and (B) expiring upon (u) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(i) above, the cure (if applicable) of such event of default, (v) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(ii) above, the date that the debt service coverage ratio (as calculated under the loan agreement) is equal to or greater than 1.25x for two (2) consecutive calendar quarters, (w) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(iii) above, the related Franchise Agreement Trigger Event ceasing to exist as a result of the lender receiving satisfactory evidence confirming the existence and good standing of the Existing Franchise Agreement or an acceptable replacement franchise agreement for the applicable TMI Hotel Portfolio Property, (x) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(iv) above, borrowers’ delivery to lender of evidence of (1) the dismissal of the applicable Class Action with prejudice, (2) the unconditional, irrevocable withdrawal of all claims asserted against TMI in the applicable Class Action, (3) the issuance of a final, non-appealable judgment in favor of TMI in the applicable Class Action or (4) the discharge of any judgment issued against TMI in the applicable Class Action, (y) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(v) above, lender’s receipt of evidence of the renewal of the Existing Franchise Agreement or the entering into of an acceptable replacement franchise agreement for the applicable TMI Hotel Portfolio Property, and the payment (or, to the extent not previously paid by the borrower, the deposit in the PIP Reserve (which deposit may be funded, to the extent the applicable property improvement plan includes FF&E, via a transfer to the PIP Reserve from funds then on deposit in the FF&E Reserve of the amount (if any) the lender reasonably determines is then sufficiently reserved for in the FF&E Reserve)) of any funds required in connection with any new property improvement plan required in connection with such renewal or replacement franchise agreement as applicable, and (z) with regard to any TMI Hotel Portfolio Trigger Period commenced in connection with clause (A)(vi) above, the first to occur of (1) borrowers’ completion of the associated PIP work and lender’s receipt of the related PIP completion evidence or (ii) borrower’s depositing in the PIP reserve account an amount equal to 120% (or such lesser percentage as may be acceptable to lender in its sole discretion, but in no event less than 110%) of the applicable Excess PIP Costs (as defined below under “—Property Improvement Plan”). Notwithstanding the foregoing, a TMI Hotel Portfolio Trigger Period will not be deemed to expire in the event that a TMI Hotel Portfolio Trigger Period then exists for any other reason.

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Lockbox and Cash Management.  The TMI Hotel Portfolio Loan requires various lender-controlled lockbox accounts, which are already in place. The TMI Hotel Portfolio Loan requires all revenue and credit card receipts payable with respect to the TMI Hotel Portfolio  Properties to be deposited directly into each respective lockbox account; provided, however, that with respect to the cash and check receipts, as distinguished from credit card receipts, for the Homewood Suites - Grand Rapids Property, the Homewood Suites - Maumee Property, and the Hampton Inn – Shawnee Property, (collectively the “OH, MI, and OK Check and Cash Receipts”), these cash and check receipts are first deposited into local borrower-controlled operating accounts (each such account, a “Property Account”). The borrower is required to request a wire transfer of all amounts on deposit in such Property Accounts (less the amount of $1,000, to be held as a minimum balance in each account) to the lender-controlled lockbox accounts not less than one time each week during the loan term.  On each monthly due date and on the last business day of each calendar week (other than any calendar week which includes a monthly due date), the lender is required to allocate all funds, if any, on deposit in the cash management account and disburse such funds in amounts and order of priority pursuant to the loan documents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

With respect to the OH, MI, and OK Check and Cash Receipts, (i) upon the occurrence and during the continuance of a TMI Hotel Portfolio Trigger Period, (ii) if sums deposited in any Property Account during any calendar month exceed 15% of the applicable TMI Hotel Portfolio Property’s gross receipts for such calendar month, or (iii) if sums deposited in the Property Accounts during any calendar month exceed 5% of the aggregate amount of the gross receipts for all of the individual TMI Hotel Portfolio Properties for such calendar month, the lender has the right to require the related borrower(s) to each open a controlled account in the name of the borrower for the sole and exclusive benefit of lender with a new bank and cause the applicable OH, MI, and OK Check and Cash Receipts to be directly deposited into such accounts.

■
Property Management.  Each of the TMI Hotel Portfolio Properties is currently managed by TMI Property Management, Inc., a manager affiliated with the borrower, pursuant to a hotel management agreement.  Under the loan documents, the TMI Hotel Portfolio Properties may be managed by TMI Property Management, Inc. or any other management company approved by lender (which approval may be conditioned upon receipt of a Rating Agency Confirmation) and, to the extent the management company is an affiliate of the borrower, with respect to which a new non-consolidation opinion has been received.  The lender has the right to require the borrower to replace TMI Property Management, Inc. as property manager upon the occurrence of certain events (including, among others, a material default by TMI Property Management, Inc. under the hotel management agreement or if TMI Property Management, Inc. files a voluntary bankruptcy or insolvency proceeding).

■
Release of Collateral. Provided no event of default is then continuing under the TMI Hotel Portfolio  Loan, the borrower has the right at any time, upon prior written notice to lender, to release one or more of the TMI Hotel Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to the greater of (a) 125% of the allocated loan amount with respect to such individual TMI Hotel Portfolio  Property and (b) 80% of the net sales proceeds applicable to such individual TMI Hotel Portfolio Property, (ii) for any prepayment prior to July 6, 2017, payment of a yield maintenance premium, (iii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining TMI Hotel Portfolio  Properties would be no less than the greater of (a) 1.74x and (b) the debt service coverage ratio immediately prior to the release; (iv) after giving effect to the release, the debt yield (as calculated under the loan agreement) for the remaining TMI Hotel Portfolio  Properties would be no less than the greater of (a) 12.15% and (b) the debt yield immediately prior to the release; (v) after giving effect to the release, the loan-to-value ratio (as calculated under the loan agreement) for the remaining TMI Hotel Portfolio  Properties would be no greater than the lesser of (a) 62.10% and (b) the loan-to-value ratio immediately prior to the release; and (vi) delivery of Rating Agency Confirmation.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the TMI Hotel Portfolio Properties, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected net profit plus fixed expenses from the TMI Hotel Portfolio Properties for a period continuing until the restoration of the TMI Hotel Portfolio Properties have been completed. The terrorism insurance is required to contain a deductible that is no larger than $100,000. The required terrorism insurance may be included in a blanket policy, subject to lender’s approval. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TMI HOTEL PORTFOLIO

■
Property Improvement Plan.  The loan documents require that borrower complete the remaining work under the property improvement plan (“PIP”) with an estimated cost of $7,070,396 as detailed in the table below.  The remaining work mostly entails interior and exterior improvements necessary to comply with chain-mandated PIPs at each of the respective TMI Hotel Portfolio Properties.

Property	Rooms	Year Built	Year Renovated	Budgeted Cost	Allocated PIP Reserve Funds
Homewood Suites – Houston, TX	96	1998	2009	$765,903	$919,084
Residence Inn - Peoria, AZ	90	1999	2012	949,451	1,139,341
Residence Inn - Waco, TX	78	1997	2009	758,252	909,902
Homewood Suites - Maumee, OH	78	1997	2010	655,525	786,630
Fairfield Inn - Cheyenne, WY	60	1994	2012	785,265	942,318
Hampton Inn - Shawnee, OK	63	1996	2008	456,000	547,200
Homewood Suites - Grand Rapids, MI	78	1997	2010	1,500,000	1,800,000
TownePlace Suites - Houston, TX	94	1998	2008	1,200,000	1,440,000
Fairfield Inn & Suites - Racine, WI	63	1991	2010	0	0
Fairfield Inn - Mankato, MN	62	1997	2010	0	0
Total	762			$7,070,396	$8,484,475

As described in “—Escrows” above, at origination, the borrower reserved $8,484,475 in respect of the foregoing work, plus $60,656 for certain deferred maintenance work required per the loan documents.  Additionally, a TMI Hotel Portfolio Trigger Period will exist if estimated costs for the related PIP work (exclusive of any portion thereof which has previously been performed and paid for by borrower in accordance with the terms of the loan documents) exceed the corresponding available allocated PIP reserve funds (such excess, “Excess PIP Costs”) by an amount greater than $50,000 (such resulting TMI Hotel Portfolio Trigger Period, a “PIP Trigger”).

■
Litigation.  Two class action lawsuits (each, a “Class Action”) have been brought against a party or parties affiliated with and/or constituting the sellers of the ownership interests in TMI, relating to, among other things, the transactions by which such ownership interests were acquired, and the party(ies) defendant to such lawsuits have claimed to be entitled to indemnification for such lawsuits from TMI.  Any such indemnification required to be made by TMI that is not covered by TMI’s D&O insurance could cause TMI to fail to satisfy certain net worth and liquidity covenants set forth in the loan documents, which such failure would constitute an event of default under the TMI Hotel Portfolio Loan.  In addition, while TMI is currently not a named defendant in either such Class Action, if TMI is named as a defendant in either Class Action, a TMI Hotel Portfolio Trigger Period will commence.  See “—Escrows” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

222 BROADWAY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

222 Broadway
222 Broadway
New York, NY 10038
TRIBECA
CIVIC CENTER
CITY HALL PARK
INSURANCE DISTRICT
FINANCIAL DISTRICT
BATTERY PARK CITY
BATTERY PARK
Hudson River
East River
WEST STREET
BROADWAY
CHURCH STREET
WEST BROADWAY
CHAMBERS STREET
WARREN STREET
MURRAY STREET
PARK PLACE
BARCLAY STREET
VESEY STREET
FULTON STREET
ANN STREET
DEY STREET
CORTLAND STREET
LIBERTY STREET
CEDAR STREET
PINE STREET
WALL STREET
RECTOR STREET
BEAVER STREET
NASSAU STREET
WILLIAM STREET
PEARL STREET
WATER STREET
FRONT STREET
MAIDEN LANE
JOHN STREET
GREENWICH STREET
TRINITY PLACE
BROAD STREET
HANOVER SQUARE
STATE STREET
WHITEHALL STREET
FDR / SOUTH STREET VIADUCT
BROOKLYN BATTERY TUNNEL
WORLD TRADE CENTER MEMORIAL
LIBERTY PARK
WINTER GARDEN
GATEWAY PLAZA
WOOLWORTH BLDG
FULTON STREET TRANSIT SITE
FEDERAL RESERVE BANK
TRINITY CHURCH
NEW YORK STOCK EXCHANGE
AMERICAN STOCK EXCHANGE
120 BROADWAY
BOWLING GREEN
VIETNAM VETERANS PLAZA
SOUTHBRIDGE TOWERS
55 WATER
4 NEW YORK PLAZA
1 NEW YORK PLAZA
DOWNTOWN MANHATTAN HELIPORT
ROBERT F. WAGNER JR. PARK
ESPLANADE
MAP © 2012 CARTIFACT, INC.
DATA © BROADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

Floor	RSF	Tenant(s)
31	0	Mechanical Floor
30	0	Mechanical Floor
29	0	Mechanical Floor
28	0	Mechanical Floor
27	9,280	Bank of America
26	9,266	Bank of America
25	8,250	Peltz Walker
24	9,267	Bank of America
23	11,454	Bank of America
22	15,676	Vacant
21	16,627	Vacant
20	16,594	Vacant
19	17,508	Vacant
18	24,121	Vacant
17	25,678	Bank of America
16	26,664	Bank of America
15	30,755	Vacant
14	36,344	Bank of America
13	36,344	Bank of America
12	35,999	Bank of America
11	37,580	Bank of America
10	36,553	Bank of America
9	39,088	Bank of America
8	39,116	Bank of America
7	39,443	Bank of America
6	39,287	Bank of America
5	39,576	Bank of America
4	39,461	Bank of America
3	39,580	Bank of America
2	34,707	Bank of America
1 Retal/ Lobby	16,026	Au Bon Pain; Vacant; Lobby; JP Morgan; Vacant
Basement 1	19,622	Vacant; BofA; Au Bon Pain; JP Morgan; Peltz & Walker
Basement 2	24,601	BofA; Vacant; Engineer/ Conf; Verizon
Basement 3	1,981	Mgmt Office; Vacant
Total NRA	**776,448**	

May 2022
March 2014
Vacant
June 2021
MTM

Retail Unit Release 96,937 sf

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	New York, New York		Cut-off Date Principal Balance(1)		$35,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)		$173.87
Size (SF)	776,448		Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 11/1/2012	80.2%		Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2012	80.2%		Type of Security		Fee Simple
Year Built / Latest Renovation	1961 / 2008–2011		Mortgage Rate		4.8990%
Appraised Value	$230,000,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		0
Underwritten Revenues	$34,139,182
Underwritten Expenses	$19,575,604		Escrows
Underwritten Net Operating Income (NOI)	$14,563,578			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,938,573		Taxes	$2,424,670	$404,112
Cut-off Date LTV Ratio(2)	58.7%		Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	50.0%		Replacement Reserves	$0	$18,353
DSCR Based on Underwritten NOI / NCF(2)	2.17x / 2.08x		TI/LC	$9,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.8% / 10.3%		Other	$0	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$135,000,000	55.8%	Purchase Price	$230,000,000	95.1%
Principal’s New Cash Contribution	106,827,924	44.2	Reserves	11,424,670	4.7
			Closing Costs	231,410	0.1
			Other Uses	171,844	0.1
Total Sources	$241,827,924	100.0%	Total Uses	$241,827,924	100.0%

(1)
The Cut-off Date Principal Balance of $35,000,000 represents the note A-2 of a $135,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 in the principal amount of $100,000,000 as of the Cut-off Date that is held outside the Issuing Entity.

(2)	Calculated based on the entire 222 Broadway Whole Loan.
(3)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $270,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 58.7%. See “—Appraisal” below.

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The Mortgage Loan. The mortgage loan (the “222 Broadway Loan”) is part of a whole loan structure (the “222 Broadway Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering an office building located in New York, New York (the “222 Broadway Property”).  The 222 Broadway Loan (evidenced by note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $35,000,000 and represents approximately 2.5% of the Initial Pool Balance, and the related companion loan (the “222 Broadway Companion Loan”) (evidenced by note A-1), which was contributed to the CGCMT 2012-GC8 securitization transaction, has an outstanding principal balance as of the Cut-off Date of $100,000,000. The 222 Broadway Whole Loan was originated on May 29, 2012 by Goldman Sachs Commercial Mortgage Capital, L.P., and was subsequently purchased by Goldman Sachs Mortgage Company.  The 222 Broadway Whole Loan had an original principal balance of $135,000,000 and each note has an interest rate of 4.8990% per annum.  The proceeds of the 222 Broadway Whole Loan were used to acquire the 222 Broadway Property. The 222 Broadway Whole Loan will be serviced under the 2012-GC8 pooling and servicing agreement. See “Description of the Mortgage Pool – Non-Serviced Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the 222 Broadway Loan and the 222 Broadway Companion Loan, and see “The Pooling and Servicing Agreement – Servicing of the Non-Serviced Loans” in Free Writing Prospectus.

The 222 Broadway Loan had an initial term of 60 months and has a remaining term of 55 months.  The 222 Broadway Loan requires payments of interest only during its term.  The scheduled maturity date is the due date in June 2017.  Voluntary prepayment of the 222 Broadway Loan is prohibited prior to March 6, 2017.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the second anniversary of the Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

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The Mortgaged Property. The 222 Broadway Property is an approximately 776,448 SF office building located in New York, New York and is primarily leased to Bank of America (“BofA”).  The 222 Broadway Property was constructed in 1961 and was partially renovated between 2008 and 2011. As of November 1, 2012, Total and Owned Occupancy was 80.2%.

In June 1997, Merrill Lynch acquired and occupied the 222 Broadway Property until December 2008, when BofA acquired Merrill Lynch and took possession of the 222 Broadway Property. Since 2009, BofA owned and occupied a large portion of the 222 Broadway Property. A joint venture between a subsidiary of BCSP VI U.S. Investments, L.P. (“BCSP VI”) and L&L 222 Broadway, LLC acquired the 222 Broadway Property from BofA as part of a sale/leaseback transaction for a purchase price of approximately $230 million and with a 10-year (initial term) lease to BofA for 595,953 SF, which commenced on the loan origination date, May 29, 2012.

As of November 1, 2012, there was approximately 121,281 SF of vacant office space located on the upper floors of the building and, per the appraisal, market rents are estimated to be between $42.00-$45.00 per SF. Also, as of November 1, 2012, there was approximately 7,478 SF of vacant retail space comprised of approximately 5,550 SF of space on Fulton Street and approximately 1,928 SF of space on Ann Street and, per the appraisal, market rents are estimated to be $200.00 per SF for the Fulton Street space and $75.00 per SF for the Ann Street space. See “—Cash Flow Analysis” below.

The following table presents certain information relating to the tenants at the 222 Broadway Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bank of America	A / Baa2 / A-	595,953	76.8%	$8,939,009	75.9%	$15.00	5/31/2022	3, 5-year extensions
JPMorgan Chase(2)	A+ / A2 / A	14,961	1.9	2,530,000	21.5	169.11	6/30/2021	NA
Peltz & Walker	NR / NR / NR	9,000	1.2	275,250	2.3	30.58	3/31/2014	NA
Au Bon Pain(3)	NR / NR / NR	1,325	0.2	28,905	0.2	21.82	MTM	NA
Verizon(4)	A / A3 / A-	140	0.0	4,550	0.0	32.50	MTM	NA
Total Tenants		621,379	80.0%	$11,777,714	100.0%	$18.95
Remaining Tenants(5)		1,325	0.2	0	0.0	0.00
Vacant		153,744	19.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		776,448	100.0%	$11,777,714	100.0%	$18.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Au Bon Pain subleases 2,200 SF from JPMorgan Chase at a current annual base rent of $280,478 increasing to $332,684 on 11/1/2012. JPMorgan Chase had the option to terminate the sublease at any time prior to 11/1/2012 and elected not to exercise that option.

(3)	Represents basement storage space leased by Au Bon Pain on a MTM basis.
(4)	Represents basement storage space.
(5)	Remaining space is occupied by the management office, a conference room and the chief engineer’s office.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

The following table presents the lease rollover schedule at the 222 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	2,790	0.4%	0.4%	$33,455	0.3%	$11.99	5
2012	0	0.0	0.4%	0	0.0	0.00	0
2013	0	0.0	0.4%	0	0.0	0.00	0
2014	9,000	1.2	1.5%	275,250	2.3	30.58	1
2015	0	0.0	1.5%	0	0.0	0.00	0
2016	0	0.0	1.5%	0	0.0	0.00	0
2017	0	0.0	1.5%	0	0.0	0.00	0
2018	0	0.0	1.5%	0	0.0	0.00	0
2019	0	0.0	1.5%	0	0.0	0.00	0
2020	0	0.0	1.5%	0	0.0	0.00	0
2021	14,961	1.9	3.4%	2,530,000	21.5	169.11	1
2022	595,953	76.8	80.2%	8,939,009	75.9	15.00	1
2023 & Thereafter	0	0.0	80.2%	0	0.0	0.00	0
Vacant	153,744	19.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	776,448	100.0%		$11,777,714	100.0%	$18.91	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	MTM space includes storage space, management office, a conference room and a chief engineer’s office.

The following table presents certain information relating to historical leasing at the 222 Broadway Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	NA	NA	NA

(1)	Prior to the acquisition by the borrower, the 222 Broadway Property was owner-occupied with minimal leasing to third parties.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 222 Broadway Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent(4)	$19,813,396	$25.52
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$19,813,396	$25.52
Total Reimbursables	16,120,006	20.76
Parking Income	59,155	0.08
Other Income	0	0.00
Less Vacancy & Credit Loss	(1,853,374)	(2.39)
Effective Gross Income	$34,139,182	$43.97

Total Operating Expenses	$19,575,604	$25.21

Net Operating Income	$14,563,578	$18.76
TI/LC	407,600	0.52
Capital Expenditures	217,405	0.28
Net Cash Flow	$13,938,573	$17.95

(1)	As the 222 Broadway Property was recently acquired, no historical financial information is available.
(2)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the presentation and are not considered for the underwritten cash flow.

(3)	Underwritten cash flow based on contractual rents as of 11/1/2012 and also includes certain assumptions made on underwritten base rent as outlined below.
(4)
Underwritten base rent includes $6,628,598 based on the assumption that the current vacant space is leased up at market rates and $1,407,084 from an adjustment of the net present value of rent steps for the BofA and JPMorgan Chase leases that step up in June 2017 and July 2016, respectively. Per the appraisal, market rate assumptions are as follows: Office - floors 2-14 ($35.00 per SF), floors 15-18 ($38.00 per SF), floors 19-22 ($42.00 per SF) and floors 23-27 ($45.00 per SF). Retail - Broadway retail ($300.00 per SF), Fulton Street retail ($200.00 per SF), Ann Street retail ($75.00 per SF), basement retail ($50.00 per SF) and basement storage ($20.00 per SF).  Underwritten net cash flow excluding the assumed lease up and rent steps is $8,349,334 and results in an underwritten DSCR of 1.25x.  We cannot assure you that the vacant space will be leased up at the assumed market rates or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

■
Appraisal.  According to the appraisal, the 222 Broadway Property had an “as-is” appraised value of $230,000,000 as of an effective date of May 1, 2012 and an “as stabilized” appraised value of $270,000,000 as of an effective date of May 1, 2015, which assumes stabilized occupancy averaging near 90%.

■	Environmental Matters. According to the Phase I report, dated April 25, 2012, there are no recommendations for further actions.

■
Market Overview and Competition. The 222 Broadway Property is located in New York’s Downtown market on the border of Manhattan’s World Financial and Insurance submarkets. According to the appraisal, once the World Trade Center site is completed, an additional 10.6 million SF will be added to the Downtown market inventory.  This excludes Seven World Trade Center, as it has been completed. Published reports indicate that One World Trade Center is expected to be completed in 2013, and tenants are expected to begin taking occupancy in early 2014. According to the appraisal, the total inventory for Class A space in the Insurance District was 5,202,929 SF as of the first quarter of 2012 with an overall vacancy rate of 5.6%. Class A office asking rents in the Insurance District averaged $37.40 per SF in the first quarter of 2012 which is 2.5% higher than the previous year. Class A leasing activity finished the first quarter of 2012 at 79,255 SF, the highest first quarter leasing velocity since 2007 representing a 16.3% increase over the previous year. According to the appraisal, the total inventory for Class A space in the World Financial sub district was 11,902,802 SF as of the first quarter of 2012 with an overall vacancy rate of 3.2%. Class A office asking rents in the World Financial District averaged $58.80 per SF in the first quarter of 2012.

The following table presents certain information relating to certain lease comparables provided in the appraisal for the 222 Broadway Property:

Office Lease Comparables(1)

	22 Cortlandt Street	88 Pine Street	120 Wall Street	100 Church Street	Four World Financial Center
SF	126,715	18,067	13,780	57,817	520,000
Lease Start	January 2012	December 2011	November 2011	October 2011	October 2011
Rent Rate per SF	$33.90	$40.00	$33.00	$33.00	$51.00
Expense Basis	Base Year	Base Year	Base Year	Base Year	Base Year

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 222 Broadway Property:

Office Sales Comparables(1)
Property Name	Sale Date	Year Built / Year Renovated	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
222 Broadway	April 2012 Contract	1961 / 2008–2011	786,931	$230,000,000	$292.27	79%
4 New York Plaza	April 2012 Contract	1969 / NAP	1,121,753	$270,000,000	$240.69	95%
14 Wall Street	April 2012	1912 / NAP	1,016,723	$303,000,000	$298.02	82%
33 Maiden Lane	January 2012	1984 / NAP	624,124	$207,500,000	$332.47	86%
195 Broadway	November 2011	1913 / 1985	1,047,287	$287,000,000	$274.04	86%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is 222 Broadway Owner LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 222 Broadway Loan. The borrower of the 222 Broadway Loan is indirectly owned by BCSP VI and L&L 222 Broadway, LLC.  BCSP VI and L&L Holding Company, LLC (“L&L Holding”) are the non-recourse carveout guarantors of the 222 Broadway Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $2,424,670 with respect to certain tax expenses and $9,000,000 for tenant improvement and leasing costs with respect to space at the 222 Broadway Property that was vacant as of the origination date of the 222 Broadway Loan.  If trailing twelve-month net operating income as calculated under the loan agreement for the 222 Broadway Property equals or exceeds $13,000,000, any amounts remaining in the tenant improvement and leasing cost reserve will be released to the borrower.

On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period; however, any such reserve in respect of insurance premiums is not required at any time that the 222 Broadway Property is insured under a blanket policy and no event of default is continuing under the 222 Broadway Loan.  In addition, the borrower is required to fund a capital expenditure reserve in the monthly amount of $18,352.88 (which amount will be proportionately reduced as provided in the loan documents if a retail condominium unit is created and released from the lien of the mortgage securing the 222 Broadway Loan as described under “—Condominium Regime” and “—Release of Collateral” below).

In addition, there is a guaranty of certain future costs incurred by the borrower to re-lease and re-tenant the space left vacated in the event that the Bank of America tenant exercises the First Contraction Option (as defined below), subject to the Guaranty Cap (as defined below). See “—Bank of America Contraction Rights Guaranty” below.

Furthermore, during the continuance of a 222 Broadway Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance premiums (if any) and capital expenditures, be reserved and held as additional collateral for the 222 Broadway Loan, which amounts are available to be disbursed to the borrower for the payment of certain costs in accordance with the terms of the loan documents.

A “222 Broadway Trigger Period” means (a) after May 29, 2013, any period from the conclusion of any fiscal quarter in which the trailing twelve month net operating income (as calculated under the loan agreement) is less than $7,500,000 and terminating at the conclusion of the second of any two consecutive fiscal quarters in which the trailing twelve month net operating income is greater than or equal to $7,500,000 and/or (b) any period commencing on the date on which the Bank of America tenant delivers timely notice that it intends to exercise its First Contraction Option (or if such notice is delivered prior to May 29, 2013, on May 29, 2013) such that, after giving effect to such contraction, net operating income, calculated on a pro forma basis, would be less than $7,500,000 and terminating as of the end of any fiscal quarter in which the trailing twelve month net operating income is equal to or greater than $7,500,000, after giving effect on a pro forma basis to the exercise of such contraction right by the Bank of America tenant for which it has delivered notice and each lease entered into after the date on which such notice is received, to the extent that the applicable tenant has taken occupancy and is paying rent. In the event that a retail condominium unit is created and released from the lien of the mortgage securing the 222 Broadway Loan as described under “—Condominium Regime” and “—Release of Collateral” below, the trigger levels described above would be reduced from $7,500,000 to $6,100,000.

■
Lockbox and Cash Management.  The 222 Broadway Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that the borrower cause all cash revenues relating to the 222 Broadway Property and all other money received by the borrower or the property manager with respect to the 222 Broadway Property (other than lease termination fees, which are required to be remitted to the lender for deposit in the TI/LC reserve account and which are available to be disbursed to the borrower for the payment of certain costs in accordance with the terms of the loan documents, and security deposits) to be deposited into the cash management account or lockbox account by the end of the second business day following receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account each business day.  On each

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

business day (or at the borrower’s option, on a less frequent basis) that neither an event of default under the 222 Broadway Loan nor a 222 Broadway Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account maintained by the borrower.  During the continuance of an event of default under the 222 Broadway Loan, the lender may apply any funds in the cash management account to amounts payable under the 222 Broadway Loan and/or toward the payment of expenses of the 222 Broadway Property, in such order of priority as the lender may determine.

■
Property Management.  The 222 Broadway Property is currently managed by 222 Broadway Property Manager LLC pursuant to a management agreement.  Under the loan documents, the 222 Broadway Property may not be managed by any other party, other than (i) any property management affiliate of BCSP VI and/or L&L Holding, (ii)  a reputable management company with at least five years’ experience in the management of at least five properties substantially similar to the 222 Broadway Property, which at the time of its engagement as property manager has under management leasable square footage of Class-A office space equal to at least five times the leasable square footage of the 222 Broadway Property, provided such management company is not the subject of a bankruptcy or similar insolvency proceeding or (iii) a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager during the continuance of an event of default under the 222 Broadway Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable notice and/or cure period, or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets, or the property manager makes an assignment for the benefit of creditors, or if the property manager is adjudicated insolvent.

■
Bank of America Contraction Rights Guaranty.  The Bank of America tenant at the 222 Broadway Property has the right under its lease to contract the size of the premises that it leases by up to 91,609 rentable square feet effective as of May 31, 2014 (the “First Contraction Option”), and by up to an additional 115,112 rentable square feet effective as of December 31, 2019 (the “Second Contraction Option”).  Such contraction options are exercisable in full floor increments, upon at least 12 months’ notice for the First Contraction Option, and at least 18 months’ notice for the Second Contraction Option.  BCSP VI and L&L Holding have guaranteed the payment of all tenant improvement costs and leasing commissions incurred by the borrower in connection with re-tenanting any space at the 222 Broadway Property that becomes vacant as a result of the exercise of the First Contraction Option.  Such guaranty is capped at an initial amount (the “Guaranty Cap”) equal to $3,000,000 multiplied by a fraction, the numerator of which is the aggregate number of square feet that becomes vacant as a result of the exercise of the First Contraction Option, and the denominator of which is 91,609 SF.  The initial amount of the Guaranty Cap will be reduced on a dollar-for-dollar basis by an amount equal to the sum of all tenant improvement costs and leasing commissions paid by the borrower (other than from funds remitted to the borrower from the excess cash flow or TI/LC reserve accounts described in the loan documents) in respect of re-tenanting the space at the 222 Broadway Property that becomes vacant as a result of the exercise of the First Contraction Option by the Bank of America tenant.

■
Condominium Regime.  Provided that no event of default has occurred and is continuing, the borrower is permitted to subject the 222 Broadway Property to a commercial condominium regime that would create a retail condominium unit comprised of portions of the existing basement, ground level and second floor of the 222 Broadway Property and an office condominium unit comprised of the remainder of the 222 Broadway Property. The creation of any such condominium is subject to the satisfaction of the conditions set forth in the loan documents, including, among other things (i) lender’s reasonable approval of the condominium documents, (ii) each unit having a separate tax identification number, (iii) to the extent permitted by applicable law, condominium documents that permit the borrower to control the condominium board, (iv) lender approval of all amounts payable by the borrower under the condominium documents (other than amounts the borrower would otherwise have the right to incur under the loan documents without the lender’s consent or approval in the absence of the condominium regime), (v) condominium documents that prohibit (for so long as the 222 Broadway Loan is

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

222 BROADWAY

outstanding) the incurrence of any debt secured by the 222 Broadway Property or any common elements of the condominium, (vi) delivery of an endorsement to the title insurance policy, (vii) receipt of Rating Agency Confirmation and (viii) no material adverse effect on the ability of the 222 Broadway Property to generate net cash flow sufficient to service the 222 Broadway Loan.

■
Release of Collateral. If a retail condominium unit is created as described in “—Condominium Regime” above, the retail condominium unit can be released from the lien of the mortgage encumbering the 222 Broadway Property at any time on or after the second anniversary of the date on which the 222 Broadway Whole Loan has been securitized, provided that (i) no event of default is continuing under the 222 Broadway Loan, (ii) after giving effect to such release, the debt service coverage ratio for the 222 Broadway Property for the trailing 12-month period ending in the most recently ended fiscal quarter (recalculated to include only income and expenses attributable to the office condominium unit and to exclude the interest expense on the aggregate amount defeased), is no less than the greater of 1.27x and the debt service coverage ratio for the trailing 12-month period ending in the most recently ended fiscal quarter, (iii) the borrower must have defeased the 222 Broadway Whole Loan in an amount equal to $51,400,000 (or such greater amount as necessary to achieve the debt service coverage ratio required pursuant to preceding clause (ii) which defeasance will be required to be applied to the notes pro rata), (iv) simultaneously with the defeasance described in clause (iii), the borrower transfers the retail condominium unit to another person, and (v) after giving effect to such release, the lender reasonably determines that the fair market value of the 222 Broadway Property is at least 80% of the 222 Broadway Loan’s outstanding principal balance of the loan after giving effect to such release.

■
Bank of America Right of First Offer.  The Bank of America tenant has a right of first offer in the event the borrower offers to sell the 222 Broadway Property to a third party during the term of its lease.  The right of first offer is inapplicable in the case of a foreclosure or deed in lieu of foreclosure by the lender. If the borrower intends to sell the 222 Broadway Property, it is required to send BofA an offer notice that includes the purchase price, determined in the borrower’s sole determination, and all other terms and conditions of the sale. The borrower must also provide BofA a complete rent roll of the 222 Broadway Property, the borrower’s financial summary and any marketing materials the borrower prepared in connection with the proposed sale. BofA is required to accept the offer within 30 days of receipt of the notice of sale or the offer terminates. If BofA exercises its right to purchase and the sale is not consummated within 120 days, the borrower has the right to sell to a third party on any terms within 18 months from the date the borrower delivered the offer notice to BofA. If the borrower does not sell the 222 Broadway Property within such 18 month period, the borrower must then provide BofA with an offer notice (and BofA shall be entitled to exercise its right of first offer as described in this paragraph) if the borrower intends to sell the 222 Broadway Property to a third party after the expiration of such 18 month period.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 222 Broadway Property, plus 12 months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 222 Broadway Loan as required by the preceding sentence, but in that event the borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is reasonably approved by the lender and is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 222 Broadway Property are separately allocated to the 222 Broadway Property under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE POINT SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Harrisburg, Pennsylvania	Cut-off Date Principal Balance		$30,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$111.92
Size (SF)	268,037	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 9/1/2012(1)	96.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2012(1)	96.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1970, 1999, 2001-2002 / 2011	Mortgage Rate		4.4790%
Appraised Value	$40,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Borrower Sponsor(2)	Cedar Realty Trust Partnership, L.P.
Underwritten Revenues	$3,950,881
Underwritten Expenses	$929,570	Escrows
Underwritten Net Operating Income (NOI)	$3,021,311		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,766,678	Taxes	$0	$0
Cut-off Date LTV Ratio	74.6%	Insurance	$0	$0
Maturity Date LTV Ratio	60.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.66x / 1.52x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	100.0%	Principal Equity Distribution(3)	29,502,053	98.3%
			Closing Costs	497,947	1.7

Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

(1)
On 11/5/2012, the borrower informed GSMC of Cokesbury Bookstore’s (5,200 SF; $14.76 base rent per SF) intent to vacate its space. With Cokesbury Bookstore vacant: Total and Owned Occupancy are 94.7%, DSCR Based on Underwritten NOI / NCF are 1.64x and 1.50x, respectively, and Debt Yield Based on Underwritten NOI / NCF are 9.9% and 9.1%, respectively. We cannot assure you that Cokesbury Bookstore’s space will be re-let in a timely manner or at all.

(2)	Cedar Realty Trust Partnership, L.P. is the guarantor of the non-recourse carveouts under The Point Shopping Center Loan.
(3)	The Point Shopping Center Property was previously collateral for the borrower sponsor’s credit facility.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at The Point Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Giant Food	BBB / Baa3 / BBB	73,042	27.3%	Yes	$1,503,460	$20.58	7/29/2021	NA	NA	4, 5-year options
Burlington Coat Factory	NR / Caa1 / B-	76,665	28.6	Yes	$593,539	$7.74	1/31/2016	$90	8.6%	1, 5-year option
Total Anchors		149,707	55.9%

Jr. Anchors
Staples	BBB / Baa2 / BBB	24,000	9.0%	Yes	$337,669	$14.07	8/31/2018	NA	NA	2, 5-year options
A.C. Moore Arts & Crafts	NR / NR / NR	24,890	9.3	Yes	$317,893	$12.77	4/30/2020	$154	8.3%	3, 5-year options
Total Jr. Anchors		48,890	18.2%

Occupied In-line		56,805	21.2%		$1,012,934	$17.83
Occupied Outparcel(3)		3,585	1.3%		$184,477	$51.46
Vacant Spaces(4)(5)		9,050	3.4%		$0	$0.00
Total Owned SF		268,037	100.0%
Total SF		268,037	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 5/31/2012. Burlington Coat Factory sales as of 12/31/2011.
(3)	The outparcel SF is occupied by Giant Food Fuel (3,585 SF), which is on a ground lease.
(4)	6,500 SF of vacant space represents the space currently occupied by Fashion Bug, which expects to vacate its space in January 2013.
(5)
On 11/5/2012, the borrower informed GSMC of Cokesbury Bookstore’s (5,200 SF; $14.76 base rent per SF) intent to vacate its space. We cannot assure you that Cokesbury Bookstore’s space will be re-let in a timely manner or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE POINT SHOPPING CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Point Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Giant Food	BBB / Baa3 / BBB	73,042	27.3%	$1,310,373	40.5%	$17.94	7/29/2021	NA	NA	4, 5-year options
Burlington Coat Factory	NR / Caa1 / B-	76,665	28.6	383,325	11.9	5.00	1/31/2016	$90	8.6%	1, 5-year option
Staples	BBB / Baa2 / BBB	24,000	9.0	276,000	8.5	11.50	8/31/2018	NA	NA	2, 5-year options
A.C. Moore Arts & Crafts	NR / NR / NR	24,890	9.3	236,455	7.3	9.50	4/30/2020	$154	8.3%	3, 5-year options
Giant Food (Fuel)	BBB / Baa3 / BBB	3,585	1.3	175,000	5.4	48.81	7/29/2021	NA	NA	4, 5-year options
PA Liquor Control Board	NR / NR / NR	8,008	3.0	116,028	3.6	14.49	1/31/2015	NA	NA	NA
Dollar Tree	NR / NR / NR	8,140	3.0	107,448	3.3	13.20	12/31/2016	NA	NA	NA
Aspen Dental Mngt, Inc.	NR / NR / B	4,482	1.7	103,534	3.2	23.10	12/31/2015	NA	NA	NA
Infinitos	NR / NR / NR	6,635	2.5	89,573	2.8	13.50	3/31/2019	NA	NA	2, 5-year options
Panera	NR / NR / NR	4,482	1.7	84,038	2.6	18.75	12/31/2017	NA	NA	2, 5-year options
Ten Largest Tenants		233,929	87.3%	$2,881,774	89.2%	$12.32
Remaining Owned Tenants		25,058	9.3	350,267	10.8	13.98
Vacant Spaces(3)(4)		9,050	3.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		268,037	100.0%	$3,232,040	100.0%	$12.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 5/31/2012. Burlington Coat Factory sales as of 12/31/2011.
(3)	6,500 SF of vacant space represents the space currently occupied by Fashion Bug, which expects to vacate its space in January 2013.
(4)
On 11/5/2012, the borrower informed GSMC of Cokesbury Bookstore’s (5,200 SF; $14.76 base rent per SF) intent to vacate its space. We cannot assure you that Cokesbury Bookstore’s space will be re-let in a timely manner or at all.

The following table presents certain information relating to the lease rollover schedule at The Point Shopping Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	5,200	1.9%	1.9%	$76,764	2.4%	$14.76	1
2012	0	0.0	1.9%	0	0.0	0.00	0
2013	0	0.0	1.9%	0	0.0	0.00	0
2014	1,245	0.5	2.4%	19,920	0.6	16.00	1
2015	12,490	4.7	7.1%	219,562	6.8	17.58	2
2016	91,413	34.1	41.2%	602,857	18.7	6.59	5
2017	13,287	5.0	46.1%	185,862	5.8	13.99	3
2018	24,000	9.0	55.1%	276,000	8.5	11.50	1
2019	6,635	2.5	57.6%	89,573	2.8	13.50	1
2020	24,890	9.3	66.8%	236,455	7.3	9.50	1
2021	79,827	29.8	96.6%	1,525,048	47.2	19.10	3
2022	0	0.0	96.6%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	96.6%	0	0.0	0.00	0
Vacant(2)(3)	9,050	3.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	268,037	100.0%		$3,232,040	100.0%	$12.48	18

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	6,500 SF of vacant space represents the space currently occupied by Fashion Bug, which expects to vacate its space in January 2013.
(3)
On 11/5/2012, the borrower informed GSMC of Cokesbury Bookstore’s (5,200 SF; $14.76 base rent per SF) intent to vacate its space. We cannot assure you that Cokesbury Bookstore’s space will be re-let in a timely manner or at all.

The following table presents certain information relating to historical leasing at The Point Shopping Center Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	94.1%	93.1%	99.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year. TTM 2012 occupancy is not available.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE POINT SHOPPING CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Point Shopping Center Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 8/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$2,674,281	$2,781,755	$3,074,584	$3,247,718	$3,232,040	$12.06
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	158,605	0.59
Total Rent	$2,674,281	$2,781,755	$3,074,584	$3,247,718	$3,390,645	$12.65
Total Reimbursables	680,151	714,707	690,078	768,379	768,176	2.87
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	257	(27,762)	5,879	36,643	(207,941)	(0.78)
Effective Gross Income	$3,354,688	$3,468,700	$3,770,541	$4,052,740	$3,950,881	$14.74

Total Operating Expenses	$846,423	$825,594	$870,424	$894,207	$929,570	$3.47

Net Operating Income	$2,508,265	$2,643,106	$2,900,117	$3,158,534	$3,021,311	$11.27
TI/LC	0	0	0	0	180,119	0.67
Capital Expenditures	0	0	0	0	74,514	0.28
Net Cash Flow	$2,508,265	$2,643,106	$2,900,117	$3,158,534	$2,766,678	$10.32

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 9/1/2012 rent roll with rent steps through 6/30/2013.
(3)
On 11/5/2012, the borrower informed GSMC of Cokesbury Bookstore’s (5,200 SF; $14.76 base rent per SF) intent to vacate its space. DSCR Based on Underwritten NOI / NCF are 1.64x and 1.50x, respectively, with Cokesbury Bookstore vacant, We cannot assure you that Cokesbury Bookstore’s space will be re-let in a timely manner.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREEN EXCHANGE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance	$26,500,00
Property Type	Office	Cut-off Date Principal Balance per SF	$116.21
Size (SF)	228,043	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 9/10/2012(1)	80.2%	Number of Related Mortgage Loans(2)	2
Owned Occupancy as of 9/10/2012(1)	80.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1913 / 2011	Mortgage Rate	4.7500%
Appraised Value	$38,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues(1)	$4,896,155	Borrower Sponsor(3)	David Baum & Douglas Baum
Underwritten Expenses	$1,355,771	Escrows
Underwritten Net Operating Income (NOI)(1)	$3,540,384	Upfront	Monthly
Underwritten Net Cash Flow (NCF)(1)	$3,403,775	Taxes	$106,000	$36,700
Cut-off Date LTV Ratio	69.4%	Insurance	$27,000	$4,500
Maturity Date LTV Ratio	47.0%	Replacement Reserves	$0	$4,570
DSCR Based on Underwritten NOI / NCF	2.13x / 2.05x	TI/LC(4)	$0	$28,505
Debt Yield Based on Underwritten NOI / NCF	13.4% / 12.8%	Other(5)	$4,928,972	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,500,000(6)	95.3%	Loan Payoff	$18,142,107	65.2%
Principal’s New Cash Contribution	1,315,878	4.7	Reserves	5,061,972	18.2
			Closing Costs	4,611,800	16.6

Total Sources	$27,815,878	100.0%	Total Uses	$27,815,878	100.0%

(1)
Total and Owned Occupancy each includes, and the Underwritten Revenues, Underwritten Net Operating Income and Underwritten New Flow each reflects, Coyote Logistics’ 14,720 SF “must-take” space.  This is space for which Coyote Logistics has already signed a lease, but it does not take possession of such space until April 2014. Funds were reserved by the lender at origination to cover rents not paid for this space from the origination date until April 2014.

(2)	An indirect owner of the borrower is also an indirect owner of the Barry Plaza Loan.
(3)	David Baum and Douglas Baum are the guarantors of the non-recourse carveouts under the Green Exchange Loan.
(4)
In the event that at any time the balance in the TI/LC reserve balance exceeds $2,500,000, monthly payments will be reduced to an amount equal to $14,253 until the first due date following the date on which the amount in the TI/LC reserve falls below $2,000,000, at which time the monthly payments will increase to $28,505.

(5)
Other reserve consists of the following: (i) Required Repairs reserve ($500), (ii) Adjacent Property Acquisition Reserve ($1,227,000), (iii) Contingency Reserve ($1,000,000), Free Rent Reserve ($350,246) and Outstanding TI/LC Reserve ($2,309,226).  Funds in the Outstanding TI/LC Reserve is intended for the following: $1,578,526 for the lease-up of the space vacant at closing, (ii) $42,000 for the a lease currently out for signature and (iii) $730,700 to cover leasing costs and rental income for the period until Coyote Logistics takes its “must-take” space on 4/1/2014.  In the event that the sponsor of the borrower has acquired the adjacent property and satisfied all outstanding TI/LC obligations, and provided that there is no (a) shortage in any other reserve, (b) cash management period or (c) event of default continuing, the lender may disburse one-half of the remaining funds in the Contingency Reserve to the TI/LC reserve and one-half to the sponsor.

(6)
The Green Exchange Property is subject to a $15,000,000 second lien mortgage loan held by the City of Chicago, Illinois (the “Green Exchange Second Lien Loan”).  The Green Exchange Second Lien Loan is subordinate to only $20,000,000 of the Green Exchange mortgage loan that is to be securitized (such mortgage loan, in its entirety, the “Green Exchange Loan”), but approval to increase this amount to $26,500,000 is pending with the City Counsel of the City of Chicago.  If such approvals are not obtained by January 15, 2013, a $6,500,000 reserve will be applied to prepay the Green Exchange Loan with yield maintenance, and if such approvals are obtained by that date, such reserve funds will be released to the borrower to, among other things, fund certain fees and escrows.  The statistical presentation of the Green Exchange Loan in this Term Sheet assumes that the Green Exchange Loan is entirely senior to the Green Exchange Second Lien Loan.

The following table presents certain information relating to the tenants at the Green Exchange Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Coyote Logistics(2)	NR / NR / NR	145,438	63.8%	$3,637,477	80.4%	$25.01	4/30/2022	2, 5-year options
Rainforest Learning Center, Inc.	NR / NR / NR	9,922	4.4	241,142	5.3	24.30	2/28/2022	1, 7-year option
The Greenhouse Loft LLC	NR / NR / NR	7,479	3.3	198,225	4.4	26.50	1/13/2017	1, 5-year option
St. Augustine College	NR / NR / NR	9,746	4.3	172,767	3.8	17.73	3/14/2015	NA
Family Federal Savings of Illinois	NR / NR / NR	3,805	1.7	123,624	2.7	32.49	9/28/2018	1, 7-year option
The Smithereen Company	NR / NR / NR	1,006	0.4	21,715	0.5	21.59	1/31/2015	1, 3-year option
2 Point Perspective, LLC	NR / NR / NR	833	0.4	16,608	0.4	19.94	1/29/2015	NA
Intelli-Building Control & Solutions, LLC	NR / NR / NR	995	0.4	14,400	0.3	14.47	2/10/2015	NA
Pivotal Productions, LLC	NR / NR / NR	409	0.2	11,280	0.2	27.58	2/5/2013	NA
R-Sub-I Similortoa	NR / NR / NR	392	0.2	10,500	0.2	26.79	2/16/2013	NA
Ten Largest Tenants		180,025	78.9%	$4,447,739	98.3%	$24.71
Remaining Tenants		2,790	1.2	75,804	1.7	27.17
Vacant(3)		45,228	19.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		228,043	100.0%	$4,523,543	100.0%	$24.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Upon notice to landlord no later than June 16, 2018, tenant has the right to terminate its lease, effective on June 16, 2019.
(3)	Vacant space is based on underwritten rent roll. Actual occupancy was 80.2% as of 9/10/2012, including Coyote Logistics’ “must-take” space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREEN EXCHANGE

The following table presents certain information relating to the lease rollover schedule at the Green Exchange Property:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	2,955	1.3	1.3%	78,684	1.7	26.63	10
2014	636	0.3	1.6%	18,900	0.4	29.72	2
2015	12,580	5.5	7.1%	225,490	5.0	17.92	4
2016	0	0.0	7.1%	0	0.0	0.00	0
2017	7,479	3.3	10.4%	198,225	4.4	26.50	1
2018	3,805	1.7	12.0%	123,624	2.7	32.49	1
2019	0	0.0	12.0%	0	0.0	0.00	0
2020	0	0.0	12.0%	0	0.0	0.00	0
2021	0	0.0	12.0%	0	0.0	0.00	0
2022	155,360	68.1	80.2%	3,878,619	85.7	24.97	2
2023 & Thereafter	0	0.0	80.2%	0	0.0	0.00	0
Vacant	45,228	19.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	228,043	100.0%		$4,523,543	100.0%	$24.74	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Lease Expiration Schedule based on underwritten rent roll. Owned Occupancy is 80.2% based on 9/10/2012 rent roll, including Coyote Logistics’ “must-take” space.

The following table presents certain information relating to historical leasing at the Green Exchange Property:

Historical Leased %(1)(2)
	2009	2010	2011
Owned Space	0.0%	0.0%	46.0%

(1)	As provided by the borrower and, except as otherwise indicated, represents occupancy as of December 31 of the specified year.
(2)	The Green Exchange Property was originally built in 1913 as a lamp factory and redeveloped in 2011 for office and retail use.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Green Exchange Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,523,543	$19.84
Contractual Rent Steps	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$4,523,543	$19.84
Total Reimbursables	343,812	1.51
Parking Income	28,800	0.13
Other Income	0	0.00
Less Vacancy & Credit Loss	0	0.00
Effective Gross Income	$4,896,155	$21.47

Total Operating Expenses(3)	$1,355,771	$5.95

Net Operating Income	$3,540,384	$15.53
TI/LC	91,000	0.40
Capital Expenditures	45,609	0.20
Net Cash Flow	$3,403,775	$14.93

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/10/2012 rent roll with rent steps through 3/31/2013.
(3)
Underwritten real estate taxes is based on the estimated 2013 real estate taxes ($1,058,926) less the sum of (i) NPV of savings from the property’s Class L Reduction as a landmark property (60% reduction in years 1-10, 40% in year 11, 20% in year 12), and (ii) NPV of tax savings from TIF tax credit, which captures 95% of the tax increases over a 20-year period limited to a maximum of $10 million.  Excluding the benefits of the TIF from the underwriting and underwriting $3.25 psf for stabilized annual taxes will result in an Underwritten NOI of $2.9 million and an Underwritten NCF of $2.8 million.  The sponsor projects stabilized annual taxes to be as high as $1.0 million ($4.59 psf); however tax comparables per CBRE’s appraisal as of September 2012 are within the range of approximately $1-3 psf.  Therefore when underwriting the property’s income without the benefit of the Class L or TIF, JLC underwrote $3.25 psf, or $741,140.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER MILWAUKEE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Milwaukee, Wisconsin	Cut-off Date Principal Balance		$25,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$52.93
Size (SF)	481,801	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 10/31/2012	82.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2012	82.6%	Type of Security(2)	Both Fee Simple/Leasehold
Year Built / Latest Renovation	1961 / 2000, 2002, 2004-2006, 2010-2012	Mortgage Rate		4.4630%
Appraised Value	$46,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Borrower Sponsor(3)	Brookfield US Real Estate Opportunity Fund I, L.P.
Underwritten Revenues	$8,254,251
Underwritten Expenses	$5,126,936	Escrows
Underwritten Net Operating Income (NOI)	$3,127,315		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,533,993	Taxes(4)	$0	$0
Cut-off Date LTV Ratio	55.4%	Insurance(5)	$110,384	$9,105
Maturity Date LTV Ratio(1)	39.6%	Replacement Reserves(6)	$1,056,000	$33,750
DSCR Based on Underwritten NOI / NCF	2.03x / 1.64x	TI/LC(7)	$0	$41,667
Debt Yield Based on Underwritten NOI / NCF	12.3% / 9.9%	Other(8)	$1,247,779	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,500,000	100.0%	Principal Equity Distribution	$22,541,679	88.4%
			Reserves	2,414,163	9.5
			Closing Costs	544,159	2.1

Total Sources	$25,500,000	100.0%	Total Uses	$25,500,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $52,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 44.8%.
(2)
The fee simple interest in the Chase Tower Milwaukee Property is owned by a party affiliated with the borrower and leased to the borrower for a term of 30 years. Lender’s collateral consists of both the fee and leasehold interest in the Chase Tower Milwaukee Property.

(3)	Brookfield US Real Estate Opportunity Fund I, L.P. is the guarantor of the non-recourse carveouts under the Chase Tower Milwaukee Loan.
(4)	Monthly escrows for taxes are not required so long as borrower provides evidence of timely payment directly to the taxing authority and there is no continuing event of default.
(5)
Monthly escrows for insurance are not required so long as borrower provides evidence of timely payment of applicable premiums and renewal of the existing insurance policies required to be maintained in accordance with the loan documents.

(6)	Monthly replacement reserves are currently $33,750 for the 1st through 36th due dates and $5,883 beginning with the 37th due date.
(7)	TI/LC reserve capped at $2,000,000.
(8)	Other reserve represents a deferred maintenance reserve ($1,146,365) with respect to maintenance of the garage and office tower and an unfunded obligation reserve ($101,414).

The following table presents certain information relating to the tenants at the Chase Tower Milwaukee Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
JPMorgan Chase Bank N.A.(2)	A+ / A2 / A	226,817	47.1%	$3,329,145	57.7%	$14.68	9/30/2021	4, 5-year options
Infinity Healthcare(3)	NR / NR / NR	62,610	13.0	760,608	13.2	12.15	2/29/2028	NA
ONeil Cannon Hollman & Dejong SC	NR / NR / NR	21,390	4.4	388,873	6.7	18.18	4/30/2019	1, 5 year option
Gonzalez, Saggio & Harlan LLP(4)	NR / NR / NR	18,995	3.9	336,389	5.8	17.71	4/30/2022	1, 5 year option
JPMorgan Chase Bank – Retail(5)	A+ / A2 / A	10,188	2.1	185,033	3.2	18.16	9/30/2021	4, 5-year options
WUWM Milwaukee Public Radio	NR / NR / NR	21,085	4.4	184,705	3.2	8.76	1/31/2025	2, 5-year options
Lichtsinn & Haensel SC	NR / NR / NR	8,442	1.8	144,573	2.5	17.13	10/31/2013	1, 5-year option
Associated Press	NR / NR / NR	5,858	1.2	108,854	1.9	18.58	1/31/2017	2, 5 year options
Humber Mundie & McCleary, LLP	NR / NR / NR	4,261	0.9	81,412	1.4	19.11	11/30/2018	NA
Petrie and Stocking SC	NR / NR / NR	6,252	1.3	68,334	1.2	10.93	10/31/2016	1, 5 year option
Ten Largest Tenants		385,898	80.1%	$5,587,927	96.8%	$14.48
Remaining Tenants		12,258	2.5	182,895	3.2	14.92
Vacant		83,645	17.4	0	0.0	0.00
Total / Wtd. Avg. All Tenants		481,801	100.0%	$5,770,821	100.0%	$14.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant has the right to terminate its office lease space (226,817 SF), in its entirety, without a termination fee on 9/30/2016 by giving written notice no later than 12/30/2015.
(3)
Tenant has the right to terminate its lease in its entirety with three termination options: (1) terminate effective 2/28/2015 with 9 months notice and a $7.13 million ($113.88 per SF) penalty, (2) terminate effective 2/28/2018 with 9 months notice and a $6.07 million ($96.95 per SF) penalty, or (3) terminate effective 2/28/2023 with 9 months notice and a $3.64 million ($58.14 per SF) penalty.

(4)	Tenant has the right to terminate on 1/20/2017 with 12 months notice and a termination fee equal to the sum of three months total rent plus unamortized leasing costs.
(5)	Represents 10,188 SF of retail space. Tenant has no termination options under the lease on the retail space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER MILWAUKEE

The following table presents the lease rollover schedule at the Chase Tower Milwaukee Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	9,576	2.0	2.0%	169,521	2.9	17.70	2
2014	6,234	1.3	3.3%	65,912	1.1	10.57	3
2015	700	0.1	3.4%	14,854	0.3	21.22	1
2016	6,252	1.3	4.7%	68,334	1.2	10.93	1
2017	5,858	1.2	5.9%	108,854	1.9	18.58	1
2018	4,261	0.9	6.8%	81,412	1.4	19.11	1
2019	23,953	5.0	11.8%	442,055	7.7	18.46	2
2020	1,627	0.3	12.1%	23,998	0.4	14.75	1
2021	237,005	49.2	61.3%	3,514,179	60.9	14.83	2
2022	18,995	3.9	65.3%	336,389	5.8	17.71	1
2023 & Thereafter	83,695	17.4	82.6%	945,313	16.4	11.29	2
Vacant	83,645	17.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	481,801	100.0%		$5,770,821	100.0%	$14.49	17

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Chase Tower Milwaukee Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	88.0%	90.0%	82.0%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chase Tower Milwaukee Property:

Cash Flow Analysis(1)
	2010	2011	TTM 8/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,071,894	$6,024,385	$5,662,002	$5,770,821	$11.98
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	1,725,311	3.58
Total Rent	$6,071,894	$6,024,385	$5,662,002	$7,496,132	$15.56
Total Reimbursables	1,302,856	1,788,334	1,905,555	1,584,660	3.29
Parking Income	737,054	727,258	746,670	791,797	1.64
Other Income(3)	127,201	117,332	123,159	106,973	0.22
Less Vacancy & Credit Loss	0	0	0	(1,725,311)	(3.58)
Effective Gross Income	$8,239,005	$8,657,309	$8,437,387	$8,254,251	$17.13

Total Operating Expenses	$4,592,118	$4,932,682	$4,749,054	$5,126,936	$10.64

Net Operating Income	$3,646,887	$3,724,627	$3,688,333	$3,127,315	$6.49
TI/LC	0	0	0	439,146	0.91
Capital Expenditures	0	0	0	154,176	0.32
Net Cash Flow	$3,646,887	$3,724,627	$3,688,333	$2,533,993	$5.26

(1)
Certain items such as prior year adjustments, straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 10/31/2012 and rent steps through 6/30/2013.
(3)	Includes other rental charges, signage income and other income line items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIGNATURE PLACE OFFICE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Greensboro, North Carolina	Cut-off Date Principal Balance	$24,979,279
Property Type	Office	Cut-off Date Principal Balance per SF	$83.29
Size (SF)	299,897	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 9/11/2012	96.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/11/2012	96.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1975 / 1998	Mortgage Rate	6.0000%
Appraised Value	$36,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Borrower Sponsor(1)	Christopher K. Sadler and
Stevens M. Sadler
Underwritten Revenues	$4,880,172
Underwritten Expenses	$1,918,161	Escrows
Underwritten Net Operating Income (NOI)	$2,962,011	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,553,642	Taxes	$377,089	$39,075
Cut-off Date LTV Ratio	69.4%	Insurance	$23,451	$2,951
Maturity Date LTV Ratio	58.9%	Replacement Reserves	$0	$6,248
DSCR Based on Underwritten NOI / NCF	1.65x / 1.42x	TI/LC(2)	$1,500,000	$31,239
Debt Yield Based on Underwritten NOI / NCF	11.9% / 10.2%	Other(3)	$854,202	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	98.9%	Loan Payoff	$22,063,805	87.3%
Principal’s New Cash Contribution	286,063	1.1	Reserves	2,754,741	10.9
			Closing Costs	467,517	1.8

Total Sources	$25,286,063	100.0%	Total Uses	$25,286,063	100.0%

(1)	Christopher K. Sadler and Stevens M. Sadler are the guarantors of the non-recourse carveouts under the Signature Place Office Loan
(2)
At origination, the TI/LC reserve consisted of $1,500,000 to be utilized to cover potential and future re-tenanting costs during the loan term.  The TI/LC reserve is subject to a cap of $1,500,000 (except when a cash management period is in effect).  A cash management period commenced at origination and will be triggered at the occurrence of, among other things, (i) an event of default and (ii) if the debt yield is less than 9.00% for  two consecutive quarters.  The cash management period which commenced at origination will cease upon the occurrence of (i) Novartis exercising the renewal or extension option contained in its existing lease for at least 80% of its current space or if a replacement tenant occupies 80% of Novartis’ current space, (ii) curing a continuing event of default or (iii) the Signature Place Office Property achieving a debt yield of at least 9.00% for two consecutive quarters.

(3)
At closing, other upfront reserve consisted of outstanding landlord obligations of $800,000 and $54,202 to address prepaid rent obligations due under the Novartis Animal Health US lease and free rent obligations due under the Southeastern Heart & Vascular lease, respectively.

The following table presents certain information relating to the tenants at the Signature Place Office Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Novartis Animal Health US	AA / Aa2 / AA-	106,799	35.6%	$1,965,102	40.3%	$18.40	6/30/2014	NA
Greensboro Orthopaedics(2)	NR / NR / NR	58,398	19.5	846,772	17.4	14.50	1/31/2025	2, 5-year options
Tanger Properties Ltd.	NR / Baa2 / BBB	34,378	11.5	627,399	12.9	18.25	3/31/2021	NA
Piedmont Healthcare for Women(3)	NR / NR / NR	16,370	5.5	315,122	6.5	19.25	3/31/2024	3, 5-year options
K&W Cafeterias, Inc.	NR / NR / NR	20,694	6.9	227,634	4.7	11.00	9/30/2023	NA
UBS Financial Services, Inc.	A / A2 / A	10,868	3.6	211,926	4.3	19.50	1/31/2014	1, 3-year option
Southeastern Heart & Vascular	NR / NR / NR	12,389	4.1	185,835	3.8	15.00	5/31/2022	2, 5-year options
Bank of North Carolina	NR / NR / NR	8,500	2.8	72,500	1.5	8.53	6/30/2016	5, 5-year options
Miles-McClellen Construction(4)	NR / NR / NR	4,423	1.5	65,682	1.3	14.85	5/31/2015	NA
Continuum Care Services, Inc.	NR / NR / NR	3,685	1.2	63,566	1.3	17.25	1/31/2017	NA
Ten Largest Tenants		276,504	92.2%	$4,581,538	93.9%	$16.57
Remaining Tenants(5)		11,314	3.8	297,820	6.1	15.01
Vacant (6)		12,079	4.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		299,897	100.0%	$4,879,358	100.0%	$16.95

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant has a one-time option to terminate the lease as of the 60th month after the expansion commencement date (2/1/2010). Tenant must give 270 day notice and pay a termination fee of $1.9 million.
(3)
Tenant may terminate the lease in the 84th month of the term (3/1/2019) with six months prior notice and payment of a termination fee equal to six months base rent plus unamortized TI’s and leasing commissions.

(4)	Tenant has a one-time termination right after 36 months (1/1/2013) with 90 day notice and payment of two months base rent and unamortized leasing costs is required.
(5)
“Remaining Tenant” income includes UW Antennae lease income of $128,043, which is excluded from total “Remaining Tenant” rents for purposes of calculating UW Base Rent $ per SF for “Remaining Tenants”.

(6)	Vacant space is based on underwritten rent roll. Actual occupancy was 96.0% as of 9/11/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIGNATURE PLACE OFFICE

The following table presents certain information relating to the lease rollover schedule at the Signature Place Office Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	3,933	1.3	1.3%	47,304	1.0	12.03	2
2014	117,667	39.2	40.5%	2,177,028	44.6	18.50	2
2015	5,998	2.0	42.5%	159,091	3.3	26.52	4
2016	13,114	4.4	46.9%	204,575	4.2	15.60	5
2017	3,685	1.2	48.1%	63,566	1.3	17.25	1
2018	0	0.0	48.1%	0	0.0	0.00	0
2019	0	0.0	48.1%	0	0.0	0.00	0
2020	0	0.0	48.1%	0	0.0	0.00	0
2021	34,378	11.5	59.6%	627,399	12.9	18.25	1
2022	12,389	4.1	63.7%	185,835	3.8	15.00	1
2023 & Thereafter	96,654	32.2	96.0%	1,414,560	29.0	14.64	6
Vacant	12,079	4.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	299,897	100.0%		$4,879,358	100.0%	$16.95	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Lease Expiration Schedule based on underwritten rent roll. Occupancy is 96.0% based on 9/11/2012 rent roll.

The following table presents certain information relating to historical leasing at the Signature Place Office Property:

Historical Leased %(1)

	2009(2)	2010(3)	2011(4)	As of 9/11/2012
Owned Space	86.2%	91.2%	93.0%	96.0%

(1)	As provided by the borrower.
(2)	2009 occupancy is as of October 2009.
(3)	As provided by the borrower and represents occupancy as of December 31, 2010.
(4)
As provided by the borrower and represents average month-end occupancy for the year.  Data points as of June 7, 2011 and August 5, 2011 were substituted for May and July month-end occupancy for purposes of the average occupancy calculation.  No month-end rent rolls were available for May and July 2011.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIGNATURE PLACE OFFICE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Signature Place Office Property:

Cash Flow Analysis(1)

	2010	2011	TTM 5/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,596,899	$4,450,004	$4,426,594	$5,099,489	$17.00
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$4,596,899	$4,450,004	$4,426,594	$5,099,489	$17.00
Total Reimbursables	159,432	47,141	91,242	97,360	0.32
Parking Income	0	0	0	0	0.00
Other Income	0	305,857	303,959	49,519	0.17
Less Vacancy & Credit Loss	0	0	0	(366,196)	(1.22)
Effective Gross Income	$4,756,331	$4,803,002	$4,821,795	$4,880,172	$16.27

Total Operating Expenses	$1,729,801	$1,818,992	$1,843,639	$1,918,161	$6.40

Net Operating Income	$3,026,530	$2,984,010	$2,978,156	$2,962,011	$9.88
TI/LC	0	0	0	333,394	1.11
Capital Expenditures	0	0	0	74,974	0.25
Net Cash Flow	$3,026,530	$2,984,010	$2,978,156	$2,553,642	$8.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/11/2012 rent roll with rent steps through 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RESTON COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Reston, Virginia	Cut-off Date Principal Balance		$22,700,000
Property Type	Office	Cut-off Date Principal Balance per SF		$169.65
Size (SF)	133,806	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 9/1/2012	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2012	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / 2012-2013	Mortgage Rate		4.3100%
Appraised Value(1)	$32,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(2)		360
		Borrower Sponsor(3)		None
Underwritten Revenues	$4,498,147
Underwritten Expenses	$1,347,778	Escrows
Underwritten Net Operating Income (NOI)	$3,150,369		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,997,556	Taxes	$224,592	$44,918
Cut-off Date LTV Ratio(1)	56.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	51.8%	Replacement Reserves	$0	$2,230
DSCR Based on Underwritten NOI / NCF	2.33x / 2.22x	TI/LC(4)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.9% / 13.2%	Other(5)	$6,280,571	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,700,000	75.1%	Loan Payoff	$22,426,308	74.2%
Principal’s New Cash Contribution	7,523,945	24.9	Reserves	6,505,163	21.5
			Closing Costs	1,292,473	4.3
Total Sources	$30,223,945	100.0%	Total Uses	$30,223,945	100.0%

(1)
The Reston Commons Loan has an “as stabilized” value of $40,000,000 as of 3/1/2013 when the rent abatement period for BAE Systems Information Solutions, Inc. (“BAE”) expires, at which time BAE will begin paying full, unabated rent. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio are calculated on the basis of the “as stabilized” appraised value. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value are 70.9% and 64.7%, respectively.

(2)	Interest only for the first 60 months.
(3)	Prism Office Holdings LLC is the guarantor of the non-recourse carveouts under the Reston Commons Loan.
(4)
The TI/LC reserve is required to be funded beginning on the fifth year anniversary of the first due date in the amount of $25,000 per month, capped at $1,500,000. If BAE gives notice to exercise their contractual option to terminate the lease on 4/30/2019, the borrower is required to deposit BAE’s termination penalty of $4,320,797 into the TI/LC reserve, no further deposits into the TI/LC reserve would be required and all funds in excess of the termination penalty would be returned to borrower.

(5)
Other reserves include the unfunded tenant improvement obligations reserve ($5,753,658) and the BAE reserve ($526,913). The unfunded tenant improvement obligations reserve includes the amount of the tenant improvement allowance provided to BAE in connection with their lease extension. BAE has a four month rent abatement period (11/1/2012-2/28/2013) and the BAE reserve is equal to four months of debt service payments, tax impounds and replacement reserves. The lender will withdraw 25% of the reserve balance each month to pay all such amounts until the free rent period expires.

The following table presents certain information relating to the single tenant at the Reston Commons Property:

Largest Tenant Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
BAE Systems Information Solutions, Inc.(2)	BBB+ / Baa2 / BBB+	133,806	100.0%	$4,081,083	$30.50	2/28/2023	2, 5-year options

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
BAE occupies 100% of the property. They have two remaining five-year renewal options at 95% of then fair market rental rate. BAE can terminate its lease effective 4/30/2019 by giving twelve months written notice and payment of a $4,320,797 lease termination penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RESTON COMMONS

The following table presents the lease rollover schedule at the Reston Commons Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023 & Thereafter	133,806	100.0	100.0%	4,081,083	100.0	30.50	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	133,806	100.0%		$4,081,083	100.0%	$30.50	1

The following table presents certain information relating to historical leasing at the Reston Commons Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	100%	100%	100%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Reston Commons Property:

Cash Flow Analysis(1)
	2010	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,348,026	$4,457,078	$4,492,823	$4,081,083	$30.50
Contractual Rent Steps(3)	0	0	0	636,248	4.76
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$4,348,026	$4,457,078	$4,492,823	$4,717,331	$35.26
Total Reimbursables	439,106	287,788	289,497	0	0.00
Parking Income	0	0	0	0	0.00
Other Income(4)	352,618	206,560	206,562	57,537	0.43
Less Vacancy & Credit Loss	0	0	0	(276,720)	(2.07)
Effective Gross Income	$5,139,750	$4,951,426	$4,988,882	$4,498,147	$33.62

Total Operating Expenses	$1,464,397	$1,320,127	$1,286,973	$1,347,778	$10.07

Net Operating Income	$3,675,353	$3,631,299	$3,701,909	$3,150,369	$23.54
TI/LC	0	0	0	126,051	0.94
Capital Expenditures	0	0	0	26,761	0.20
Net Cash Flow	$3,675,353	$3,631,299	$3,701,909	$2,997,556	$22.40

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rent as of 9/1/2012 and rent steps through 6/30/2013.
(3)	Straight line average of increased rents over the term.
(4)	Other income includes additional basic rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ABBOTT’S PROPERTES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	JLC
Location (City/State)	Fayetteville, North Carolina	Cut-off Date Principal Balance	$20,230,453
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$56,827.11
Size (Units)	356	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 9/1/2012	88.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2012	88.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate	5.4000%
Appraised Value	$25,725,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Borrower Sponsor(2)	John Edward Littlefield
Underwritten Revenues	$2,941,455
Underwritten Expenses	$1,040,626	Escrows
Underwritten Net Operating Income (NOI)	$1,900,829		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,794,029	Taxes	$0	$22,334
Cut-off Date LTV Ratio	78.6%	Insurance	$37,057	$5,294
Maturity Date LTV Ratio(1)	64.7%	Replacement Reserves(3)	$0	$8,900
DSCR Based on Underwritten NOI / NCF	1.39x / 1.31x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.9%	Other(4)	$19,580	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,250,000	100.0%	Loan Payoff	$16,152,447	79.8%
			Principal Equity Distribution	3,474,622	17.2
			Closing Costs	566,294	2.8
			Reserves	56,637	0.3
Total Sources	$20,250,000	100.0%	Total Uses	$20,250,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $26,050,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 65.5%.
(2)	John Edward Littlefield is the guarantor of the non-recourse carveouts under the Abbott’s Properties Loan.
(3)	The replacement reserve is subject to a $320,000 cap.
(4)	Other reserve is deferred maintenance.

The following table presents certain information relating to the Abbott’s Properties:

Property Name	City	State	Total Units	Occupancy(1)	Year Built / Renovated	UW NCF	UW NCF per Unit
Abbott’s Park	Fayetteville	NC	232	90.1%	2006 / NAP	$1,171,707	$5,050
Abbott’s Landing	Fayetteville	NC	124	86.3%	2006 / NAP	622,322	$5,019
Total / Wtd. Avg. Portfolio			356	88.8%		$1,794,029	$5,039

(1)	Occupancy as of 9/1/2012.

The following table presents certain information relating to the units and rent at the Abbott’s Properties:

Unit Type	Renovated	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath	No	96	622	$628	$723,840	$593	$683,253
2 Bed / 2 Bath	No	216	963	753	1,952,640	717	1,859,129
3 Bed / 2 Bath	No	44	1,214	925	488,400	841	444,271
Total / Wtd. Avg.		356	902	$741	$3,164,880	$699	$2,986,654

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at Abbott’s Properties:

Historical Leased %(1)(2)
	2010(3)	2011(3)	As of 9/1/2012
Owned Space	97.5%	90.2%	88.8%

(1)	As provided by the borrower.
(2)	Occupancy data prior to October 2010 was not provided.
(3)	Occupancy is as of December 31 for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ABBOTT’S PROPERTIES

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Abbott’s Properties:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 7/31/2012	Underwritten(2)	Underwritten $ per Unit
Base Rent	$3,065,035	$3,172,676	$3,230,240	$3,157,671	$3,191,880	$8,965.96
Vacancy Loss	(192,696)	(210,990)	(226,642)	(380,908)	(255,351)	(717.28)
Concessions	(113,581)	(143,834)	(134,567)	(102,046)	(175,560)	(493.15)
Total Rent Revenue	$2,758,758	$2,817,852	$2,869,031	$2,674,717	$2,760,969	$7,755.53
Other Rental Revenue	79,187	85,447	121,390	124,104	124,104	348.61
Parking Revenue	51,465	55,084	54,423	50,261	50,261	141.18
Laundry Revenue	7,771	4,730	7,900	6,121	6,121	17.19
Effective Gross Income	$2,897,181	$2,963,113	$3,052,744	$2,855,202	$2,941,455	$8,262.51

Total Operating Expenses	$986,045	$1,013,355	$1,033,073	$1,034,426	$1,040,626	$2,923.11

Net Operating Income	$1,911,136	$1,949,757	$2,019,671	$1,820,776	$1,900,829	$5,339.41
Replacement Reserves	0	2,700	7,184	6,888	106,800	300.00
Net Cash Flow	$1,911,136	$1,947,057	$2,012,487	$1,813,887	$1,794,029	$5,039.41

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/1/2012 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HANES COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Winston-Salem, North Carolina	Cut-off Date Principal Balance		$19,800,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$129.83
Size (SF)	152,503	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 8/17/2012	96.4%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 8/17/2012	96.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		4.4020%
Appraised Value	$27,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(2)		360
		Borrower Sponsor(3)	Stanley Werb and Jonathan S. Gaines
Underwritten Revenues	$2,539,446
Underwritten Expenses	$635,848	Escrows
Underwritten Net Operating Income (NOI)	$1,903,598		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,784,242	Taxes	$258,811	$25,881
Cut-off Date LTV Ratio	73.3%	Insurance	$2,816	$666
Maturity Date LTV Ratio	62.5%	Replacement Reserves	$0	$1,950
DSCR Based on Underwritten NOI / NCF	1.60x / 1.50x	TI/LC(4)	$0	$4,167
Debt Yield Based on Underwritten NOI / NCF	9.6% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,800,000	100.0%	Loan Payoff	$12,522,355	63.2%
			Principal Equity Distribution	6,839,634	34.5
			Reserves	261,626	1.3
			Closing Costs	176,386	0.9
Total Sources	$19,800,000	100.0%	Total Uses	$19,800,000	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Kinderton Place Loan.
(2)	Interest only for the first 24 months.
(3)	Stanley Werb and Jonathan S. Gaines are the guarantors of the non-recourse carveouts under the Hanes Commons Loan.
(4)	TI/LC reserves are capped at $150,000.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Hanes Commons Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Ross Dress for Less	NR / NR / BBB+	30,187	19.8%	Yes	$450,859	$14.94	1/31/2017	NA	NA	3, 5-year options
Babies R Us (GL)(3)	CC / B3 / B	30,000	19.7	Yes	$268,066	$8.94	1/31/2017	NA	NA	5, 5-year options
Total Anchors		60,187	39.5%

Jr. Anchors
HomeGoods	NR / A3 / A	25,000	16.4%	Yes	$310,888	$12.44	1/31/2017	$194	6.4%	2, 5-year options
Cost Plus World Market	NR / NR / BBB+	18,294	12.0	Yes	$296,336	$16.20	1/31/2015	$124	13.1%	3, 5-year options
Total Jr. Anchors		43,294	28.4%

Occupied In-line		37,967	24.9%		$1,024,570	$26.99
Occupied Outparcel/Other		5,500	3.6%		$128,544	$23.37
Vacant Spaces		5,555	3.6%		$0	$0.00
Total Owned SF		152,503	100.0%
Total SF		152,503	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2011.
(3)	Babies R Us (GL) is an outparcel and only pays ground rent. The improvements are not collateral for the Hanes Commons Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HANES COMMONS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Hanes Commons Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ross Dress for Less	NR / NR / BBB+	30,187	19.8%	$362,244	17.8%	$12.00	1/31/2017	NA	NA	3, 5-year options
HomeGoods	NR / A3 / A	25,000	16.4	237,500	11.7	9.50	1/31/2017	$194	6.4%	2, 5-year options
Cost Plus World Market	NR / NR / BBB+	18,294	12.0	246,969	12.1	13.50	1/31/2015	$124	13.1%	3, 5-year options
Babies R Us (GL)(3)	CC / B3 / B	30,000	19.7	180,000	8.8	6.00	1/31/2017	NA	NA	5, 5-year options
Buffalo Wild Wings	NR / NR / NR	5,580	3.7	132,246	6.5	23.70	5/31/2014	$382	7.1%	2, 5-year options
Longhorn Steakhouse (GL)(4)	BBB / Baa2 / BBB	5,500	3.6	110,000	5.4	20.00	11/12/2016	NA	NA	3, 5-year options
Jason’s Deli	NR / NR / NR	4,500	3.0	108,000	5.3	24.00	1/31/2017	$534	5.1%	1, 5-year option
N Touch Wireless	NR / NR / NR	3,316	2.2	72,952	3.6	22.00	8/31/2015	NA	NA	2, 5-year options
Sweet Frog – Yogurt(4)	NR / NR / NR	2,633	1.7	72,408	3.6	27.50	2/28/2018	NA	NA	2, 5-year options
Qdoba	NR / NR / NR	2,660	1.7	65,542	3.2	24.64	7/31/2017	$230	12.4%	1, 5-year option
Ten Largest Owned Tenants		127,670	83.7%	$1,587,861	77.9%	$12.44
Remaining Owned Tenants		19,278	12.6	449,950	22.1	23.34
Vacant Spaces (Owned Space)		5,555	3.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		152,503	100.0%	$2,037,811	100.0%	$13.87

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2011.
(3)	Babies R Us (GL) and Longhorn Steakhouse (GL) are outparcels and only pay ground rent. The improvements are not collateral for the Hanes Commons Loan.
(4)	Sweet Frog – Yogurt has a signed lease and is expected to open and begin paying rent in March 2013.

The following table presents certain information relating to the lease rollover schedule at the Hanes Commons Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	4,500	3.0	3.0%	106,200	5.2	23.60	2
2014	5,580	3.7	6.6%	132,246	6.5	23.70	1
2015	27,117	17.8	24.4%	442,304	21.7	16.31	5
2016	8,000	5.2	29.6%	170,000	8.3	21.25	2
2017	97,964	64.2	93.9%	1,083,495	53.2	11.06	8
2018	3,787	2.5	96.4%	103,566	5.1	27.35	2
2019	0	0.0	96.4%	0	0.0	0.00	0
2020	0	0.0	96.4%	0	0.0	0.00	0
2021	0	0.0	96.4%	0	0.0	0.00	0
2022	0	0.0	96.4%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	96.4%	0	0.0	0.00	0
Vacant	5,555	3.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	152,503	100.0%		$2,037,811	100.0%	$13.87	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Hanes Commons Property:

Historical Leased %(1)
	2009	2010	2011	TTM 8/31/2012
Owned Space	99.2%	99.3%	99.8%	98.1%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HANES COMMONS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hanes Commons Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 8/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,022,872	$2,040,063	$2,089,970	$2,068,060	$2,037,811	$13.36
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	156,484	1.03
Total Rent	$2,022,872	$2,040,063	$2,089,970	$2,068,060	$2,194,295	$14.39
Total Reimbursables	554,672	467,660	497,270	487,841	501,635	3.29
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(156,484)	(1.03)
Effective Gross Income	$2,577,444	$2,507,723	$2,587,240	$2,555,901	$2,539,446	$16.65

Total Operating Expenses	$633,459	$619,072	$634,968	$609,915	$635,848	$4.17

Net Operating Income	$1,944,085	$1,888,651	$1,952,272	$1,945,986	$1,903,598	$12.48
TI/LC	0	0	0	0	87,040	0.57
Capital Expenditures	0	0	0	0	32,316	0.21
Net Cash Flow	$1,944,085	$1,888,651	$1,952,272	$1,945,986	$1,784,242	$11.70

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 8/17/2012 rent roll with rent steps through 6/30/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FIRST STATE PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Stanton, Delaware	Cut-off Date Principal Balance	$19,456,146
Property Type	Retail	Cut-off Date Principal Balance per SF	$121.09
Size (SF)	160,673	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 10/1/2012	84.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2012	84.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987-1993 / NAP	Mortgage Rate	6.7000%
Appraised Value	$25,350,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Borrower Sponsor(1)	Bernard Kenny
Underwritten Revenues	$2,738,124
Underwritten Expenses	$771,416	Escrows
Underwritten Net Operating Income (NOI)	$1,966,708	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,874,483	Taxes	$140,000	$12,930
Cut-off Date LTV Ratio	76.8%	Insurance	$25,000	$25,000
Maturity Date LTV Ratio	66.5%	Replacement Reserves	$0	$2,678
DSCR Based on Underwritten NOI / NCF	1.30x / 1.24x	TI/LC(2)	$750,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.6%	Other(3)	$150,229	$0

Sources and Uses
Sources	$	%	Uses	$	%
First Mortgage Loan Amount	$19,500,000	74.5%	Purchase Price	$24,354,706	93.0%
Principal’s New Cash Contribution	3,643,821	13.9	Reserves	1,065,229	4.1
Subordinate Debt	3,045,000	11.6	Closing Costs	768,886	2.9

Total Sources	$26,188,821	100.0%	Total Uses	$26,188,821	100.0%

(1)	Bernard Kenny is the guarantor of the non-recourse carveouts under the First State Plaza Loan.
(2)
At origination, the TI/LC reserve consisted of $750,000, in the form of a letter of credit, to be utilized to cover potential and future re-tenanting costs during the loan term.  If the property is not 87.3% leased with fully executed leases by the due date occurring in January 2013, borrower is required to deposit an additional $50,000 into the TI/LC reserve increasing the upfront balance to $800,000.  The TI/LC reserve has a required minimum balance of $250,000.  Should the TI/LC reserve drop below this $250,000 threshold, ongoing monthly collections will commence equal to $20,084.  Upon commencement of ongoing collections, the TI/LC reserve is subject to a cap of $750,000.

(3)
Other reserve is deferred maintenance.  At origination, $150,229 was deposited into an immediate repairs reserve to complete the strip center required repairs as identified in the property condition report.  The borrower is also required to deposit $20,761 on each of the first three due dates of the term as being required to complete the vacant parcel required repairs as identified in the property condition report.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the First State Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Shop-Rite	NR / NR / NR	57,319	35.7%	Yes	$687,828	$12.00	9/30/2030	$938	1.3%	2, 7-year options
Cinemark(3)	NR / NR / BB-	29,452	18.3	Yes	$360,787	$12.25	10/31/2016	$108	11.3%	3, 5-year options
Dollar Tree(4)	NR / NR / NR	12,882	8.0	Yes	$241,538	$18.75	11/30/2017	NA	NA	2, 5-year options
US Post Office	AAA / Aaa / AA+	10,072	6.3	Yes	$196,908	$19.55	5/31/2021	NA	NA	2, 5-year options
Total Anchors		109,725	68.3%

Occupied Anchors		109,725	68.3%		$1,487,061	$13.55
Occupied In-line/Pads		26,653	16.6%		$623,330	$23.39
Vacant Spaces		24,295	15.1%		$0	$0.00
Total SF		160,673	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended January 31, 2012.
(3)
In the event any store space, land, or building on any adjacent property owned by landlord is sold, leased, or otherwise used for the operation of a motion picture theatre during the term and any extended terms of the lease then, during the balance of the term and any extended terms of the lease, tenant has a right to terminate the lease upon 90 days prior notice if sales drop 50% from any prior year.

(4)	Tenant may terminate lease upon 30 days prior notice if landlord leases any space to a single price point variety retail store.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FIRST STATE PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the First State Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Shop-Rite	NR / NR / NR	57,319	35.7%	$687,828	32.6%	$12.00	9/30/2030	$938	1.3%	2, 7-year options
Cinemark(3)	NR / NR / BB-	29,452	18.3	360,787	17.1	12.25	10/31/2016	$108	11.3%	3, 5-year options
Dollar Tree(4)	NR / NR / NR	12,882	8.0	241,538	11.4	18.75	11/30/2017	NA	NA	2, 5-year options
US Post Office	AAA / Aaa / AA+	10,072	6.3	196,908	9.3	19.55	5/31/2021	NA	NA	2, 5-year options
La Tonalteca	NR / NR / NR	4,859	3.0	87,462	4.1	18.00	10/31/2015	$165	10.9%	1, 5-year option
Rainbow Fashions	NR / NR / NR	5,800	3.6	79,750	3.8	13.75	1/31/2016	$77	17.9%	NA
Plaza Liquors	NR / NR / NR	2,700	1.7	49,221	2.3	18.23	12/31/2014	$228	8.0%	1, 4-year option
China House(5)	NR / NR / NR	1,603	1.0	43,666	2.1	27.24	12/31/2012	$64	42.4%	NA
InTouch Wireless	NR / NR / NR	1,626	1.0	43,089	2.0	26.50	9/30/2015	$155	17.1%	NA
Great Clips	NR / NR / NR	1,600	1.0	34,400	1.6	21.50	7/31/2015	$217	9.9%	NA
Ten Largest Owned Tenants		127,913	79.6%	$1,824,649	86.5%	$14.26
Remaining Owned Tenants		8,465	5.3	285,742	13.5	33.76
Vacant Spaces (Owned Space)		24,295	15.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		160,673	100.0%	$2,110,391	100.0%	$15.47

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended January 31, 2012.
(3)
In the event any store space, land, or building on any adjacent property owned by landlord is sold, leased, or otherwise used for the operation of a motion picture theatre during the term and any extended terms of the lease then, during the balance of the term and any extended terms of the lease, tenant has a right to terminate lease upon 90 days prior notice if sales drop 50% from any prior year.

(4)	Tenant may terminate lease upon 30 days prior notice if landlord leases any space to a single price point variety retail store.
(5)
China House’s lease expires in December 31, 2012 and tenant and landlord are currently negotiating a 5-year renewal option.  China House has been in occupancy since the property was constructed in 1987 and has renewed their lease three (3) times since 1987.

The following table presents certain information relating to the lease rollover schedule at the First State Plaza Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012(2)	1,603	1.0	1.0%	43,666	2.1	27.24	1
2013	0	0.0	1.0%	0	0.0	0.00	0
2014	5,680	3.5	4.5%	132,967	6.3	23.41	3
2015	9,285	5.8	10.3%	190,415	9.0	20.51	4
2016	35,253	21.9	32.3%	519,242	24.6	14.73	3
2017	17,166	10.7	42.9%	339,365	16.1	19.77	4
2018	0	0.0	42.9%	0	0.0	0.00	0
2019	0	0.0	42.9%	0	0.0	0.00	0
2020	0	0.0	42.9%	0	0.0	0.00	0
2021	10,072	6.3	49.2%	196,908	9.3	19.55	1
2022	0	0.0	49.2%	0	0.0	0.00	0
2023 & Thereafter	57,319	35.7	84.9%	687,828	32.6	12.00	1
Vacant	24,295	15.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	160,673	100.0%		$2,110,391	100.0%	$15.47	17

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
China House’s lease expires in December 31, 2012 and tenant and landlord are currently negotiating a 5-year renewal option.  China House has been in occupancy since the property was constructed in 1987 and has renewed their lease three (3) times since 1987.

The following table presents certain information relating to historical leasing at the First State Plaza Property:

Historical Leased %(1)

	2009	2010	2011	As of 10/1/2012
Owned Space	86.4%	84.7%	86.4%	84.9%

(1)	As provided by the borrower and, represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FIRST STATE PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the First State Plaza Property:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,140,896	$2,172,950	$2,060,107	$2,110,391	$13.13
Overage Rent	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,140,896	$2,172,950	$2,060,107	$2,110,391	$13.13
Total Reimbursables	486,415	534,386	582,795	610,252	3.80
Other Income(3)	11,773	27,242	13,428	17,481	0.11
Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$2,639,084	$2,734,578	$2,656,330	$2,738,124	$17.04

Total Operating Expenses	$610,178	$747,877	$736,894	$771,416	$4.80

Net Operating Income	$2,028,906	$1,986,701	$1,919,436	$1,966,708	$12.24
TI/LC	0	0	0	140,091	0.87
Capital Expenditures	0	0	0	32,1355	0.20
Capital Items Credit(4)	0	0	0	(80,000)	(0.50)
Net Cash Flow	$2,028,906	$1,986,701	$1,919,436	$1,874,483	$11.67

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/1/2012 rent roll with rent steps through 3/31/2013.
(3)	Other income includes satellite dish fees, overtime HVAC fees, parking income and miscellaneous other income.
(4)
Capital Items Credit includes a credit equal to 1/10th of the $800,000 upfront leasing reserve which is required to have a minimum balance of $250,000 throughout the 10-year loan term. Please note that the current upfront balance is $750,000 but is required to increase by $50,000 to $800,000 on January 1, 2013 if property is not leased up to 87.3%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ABERCORN COMMON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	AMF I
Location (City/State)	Savannah, Georgia	Cut-off Date Principal Balance	$19,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$102.57
Size (SF)	185,244	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 10/12/2012	95.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/12/2012	95.6%	Type of Security	Both Fee Simple/Leasehold
Year Built / Latest Renovation	1969 / 2005-2006	Mortgage Rate	4.7000%
Appraised Value	$26,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(1)	360
Underwritten Revenues	$2,942,985	Borrower Sponsor(2)	David Garfunkel
Underwritten Expenses	$867,227	Escrows
Underwritten Net Operating Income (NOI)	$2,075,758	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,890,514	Taxes	$61,911	$30,955
Cut-off Date LTV Ratio	70.9%	Insurance	$17,161	$7,265
Maturity Date LTV Ratio	59.3%	Replacement Reserves(3)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.76x / 1.60x	TI/LC(3)	$300,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.0%	Other(3)(4)	$230,477	$10,328

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,000,000	72.1%	Purchase Price	$25,200,000	95.6%
Principal’s New Cash Contribution	7,348,334	27.9	Reserves	609,549	2.3
Closing Costs	538,786	2.0

Total Sources	$26,348,334	100.0%	Total Uses	$26,348,334	100.0%

(1)	Interest only for the first 12 months.
(2)	David Garfunkel is the guarantor of the non-recourse carveouts under the Abercorn Common Loan.
(3)
Borrower funded a $300,000 combined TI/LC and replacement reserve at origination and is required to deposit an additional $15,438 per month if the balance of the reserve is less than $300,000.  Borrower also funded a $230,477 tenant specific TI/LC reserve at origination.

(4)	Borrower is required to deposit $10,328 per month into a ground rent reserve, which amount will be adjusted periodically in accordance with the payments due under the ground lease.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Abercorn Common Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Ashley Home Store	NR / NR / NR	34,069	18.4%	Yes	$170,345	$5.00	9/30/2020	$141	6.3%	3, 5-year options
HomeGoods	NR / A3 / A	30,528	16.5	Yes	$224,984	$7.37	10/31/2023	$244	4.4%	1, 5-year option
		64,597	34.9%
Jr. Anchors
Michaels Stores Inc.	NR / B3 / B	25,012	13.5%	Yes	$250,120	$10.00	2/28/2015	$250	5.3%	3, 5-year options
Office Depot	NR / Caa1 / B-	19,747	10.7	Yes	$265,991	$13.47	6/30/2022	NA	NA	4, 5-year options
Total Anchors		44,759	24.2%

Occupied In-line		67,672	36.5%		$1,417,910	$20.95
Vacant Spaces		8,216	4.4%		$0	$0.00
Total SF		185,244	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of fiscal year end 2012 for Home Goods and fiscal year end 2011 for other tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ABERCORN COMMON

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Abercorn Common Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
ULTA Salon Cosmetics	NR / NR / NR	11,455	6.2%	$269,422	11.6%	$23.52	9/30/2017	$402	6.5%	2, 5-year options
Office Depot	NR / Caa1 / B-	19,747	10.7	265,991	11.4	13.47	6/30/2022	NA	NA	4, 5-year options
Michaels Stores Inc.	NR / B3 / B	25,012	13.5	250,120	10.7	10.00	2/28/2015	$250	5.3%	3, 5-year options
HomeGoods	NR / A3 / A	30,528	16.5	224,984	9.7	7.37	10/31/2023	$244	4.4%	1, 5-year option
Mattress Firm	NR / B2 / NR	8,000	4.3	179,520	7.7	22.44	4/30/2015	NA	NA	2, 5-year options
Ashley Home Store	NR / NR / NR	34,069	18.4	170,345	7.3	5.00	9/30/2020	$141	6.3%	3, 5-year options
MovieStop(3)	NR / NR / NR	4,200	2.3	126,000	5.4	30.00	10/31/2012	$182	18.4%	3, 5-year options
Panera Bread Company	NR / NR / NR	4,600	2.5	119,048	5.1	25.88	12/31/2015	NA	NA	3, 5-year options
McDonalds Corporation(4)	A / A2 / A	4,533	2.4	82,041	3.5	18.10	12/19/2025	NA	NA	4, 5-year options
Party City of Savannah(5)	NR / B2 / B	14,582	7.9	80,859	3.5	5.55	8/31/2020	$246	4.2%	2, 10-year options
Ten Largest Owned Tenants		156,762	84.6%	$1,768,330	75.9%	$11.28
Remaining Owned Tenants		20,302	11.0	561,019	24.1	27.63
Vacant Spaces (Owned Space)		8,216	4.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		185,244	100.0%	$2,329,349	100.0%	$12.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of fiscal year end 2012 for Home Goods and fiscal year end 2011 for other tenants.
(3)	MovieStop is reportedly in the process of negotiating an amendment to its lease, inclusive of a 3-year extension through 10/31/2015 with 1, 3-year extension option.
(4)	Ground lease.
(5)	Includes 2,653 SF of storage space which expires on 9/30/2014.

The following table presents certain information relating to the lease rollover schedule at the Abercorn Common Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$ 0	0.0%	$0.00	0
2012	4,200	2.3	2.3%	126,000	5.4	30.00	1
2013	3,656	2.0	4.2%	124,236	5.3	33.98	2
2014	4,226	2.3	6.5%	52,260	2.2	12.37	1
2015	42,721	23.1	29.6%	706,651	30.3	16.54	6
2016	2,950	1.6	31.2%	64,900	2.8	22.00	1
2017	11,455	6.2	37.4%	269,422	11.6	23.52	1
2018	4,442	2.4	39.8%	122,334	5.3	27.54	2
2019	2,572	1.4	41.1%	48,612	2.1	18.90	1
2020	45,998	24.8	66.0%	241,919	10.4	5.26	2
2021	0	0.0	66.0%	0	0.0	0.00	0
2022 & Thereafter	54,808	29.6	95.6%	573,016	24.6	10.45	3
Vacant	8,216	4.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	185,244	100.0%		$2,329,349	100.0%	$12.57	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Abercorn Common Property:

Historical Leased %(1)
	2009	2010	2011	As of 10/12/2012
Owned Space(2)	81.6%	100.0%	95.6%	95.6%

(1)	As provided by the prior owner and represents occupancy as of 12/31/2009, 11/3/2010, 12/31/2011 and 10/12/2012 respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ABERCORN COMMON

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Abercorn Common Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 8/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,214,538	$2,130,691	$2,122,807	$2,254,681	$2,493,669	$13.46
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,214,538	$2,130,691	$2,122,807	$2,254,681	$2,493,669	$13.46
Total Reimbursables	470,496	328,059	627,894	658,844	650,000	3.51
Other Income	1,528	0	691	471	0	0.00
Vacancy & Credit Loss	(140,908)	(82,279)	0	0	(200,685)	(1.08)
Effective Gross Income	$2,545,654	$2,376,471	$2,751,392	$2,913,996	$2,942,985	$15.89

Total Operating Expenses	$884,463	$828,391	$863,989	$883,923	$867,227	$4.68

Net Operating Income	$1,661,191	$1,548,081	$1,887,403	$2,030,073	$2,075,758	$11.21
TI/LC	0	0	0	0	148,195	0.80
Capital Expenditures	0	0	0	0	37,049	0.20
Net Cash Flow	$1,661,191	$1,548,081	$1,887,403	$2,030,073	$1,890,514	$10.21

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/12/2012 rent roll with rent adjustments for MovieStop, Firehouse Subs and Sprintcom. Rent for dark tenant Lasik Plus Vision is excluded.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SST STOCKADE SELF STORAGE PORTFOLIO PHASE I

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	10	Loan Seller	CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance	$18,200,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$33.12
Size (SF)	549,598	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 7/31/2012	66.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2012	66.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	4.6000%
Appraised Value	$36,675,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(2)	360
Borrower Sponsor(3)	Strategic Storage Trust, Inc.
Underwritten Revenues	$3,632,791
Underwritten Expenses	$1,768,504	Escrows
Underwritten Net Operating Income (NOI)	$1,864,288	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,781,848	Taxes	$236,488	$39,415
Cut-off Date LTV Ratio	49.6%	Insurance	$64,471	$5,373
Maturity Date LTV Ratio(1)	38.9%	Replacement Reserves	$0	$6,870
DSCR Based on Underwritten NOI / NCF	1.67x / 1.59x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.8%	Other(4)	$226,958	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,200,000	48.8%	Purchase Price	$36,400,000	97.7%
Principal’s New Cash Contribution	18,917,268	50.8	Reserves	527,917	1.4
Other Sources	150,000	0.4	Closing Costs	339,351	0.9
Total Sources	$37,267,268	100.0%	Total Uses	$37,267,268	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $40,050,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 42.5%.
(2)	Interest only for the first 24 months.
(3)	Strategic Storage Trust, Inc. is the guarantor of the non-recourse carveouts under the SST Stockade Self Storage Portfolio Phase I Loan.
(4)	Upfront other reserve represents a deferred maintenance reserve of $226,958.

The following table presents certain information relating to the SST Stockade Self Storage Portfolio Phase I Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
4777 Highway 80 East	Wilmington Island	GA	$4,330,000	69,355	96.8%	1999	NAP	$500,837
298 Red Cedar Street	Bluffton	SC	2,500,000	68,390	82.9%	2008	NAP	287,195
6195 South Kanner Highway	Stuart	FL	2,085,000	45,400	64.2%	2006	NAP	216,552
120 Northpoint Drive	Lexington	SC	1,875,000	76,850	58.1%	1998, 2003	NAP	145,495
3015 Ricks Industrial Park Drive	Myrtle Beach	SC	1,500,000	57,051	62.3%	2001	NAP	129,845
1990 Northwest Federal Highway	Stuart	FL	1,425,000	30,735	59.5%	2002	NAP	137,137
1060 King George Boulevard	Savannah	GA	1,400,000	68,440	51.7%	2002	NAP	125,691
782 King George Boulevard	Savannah	GA	1,250,000	43,776	58.8%	2001	NAP	95,641
512 Percival Road	Columbia	SC	935,000	59,676	46.0%	2003	NAP	49,454
890 Saint Peters Church Road	Lexington	SC	900,000	29,925	88.3%	2010	NAP	94,002
Total / Wtd. Avg. Portfolio			$18,200,000	549,598	66.7%			$1,781,848

(1)	Occupancy as of July 31, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SST STOCKADE SELF STORAGE PORTFOLIO PHASE I

The following table presents certain information relating to historical leasing at the SST Stockade Self Storage Portfolio Phase I Properties:

Historical Leased %(1)
	2010	2011	2012
4777 Highway 80 East	72.7%	91.2%	96.8%
298 Red Cedar Street	46.9%	59.3%	82.9%
6195 South Kanner Highway	47.6%	64.3%	64.2%
120 Northpoint Drive	48.4%	51.8%	58.1%
3015 Ricks Industrial Park Drive	43.5%	58.0%	62.3%
1990 Northwest Federal Highway	46.2%	53.0%	59.5%
1060 King George Boulevard	41.1%	44.4%	51.7%
782 King George Boulevard	43.9%	44.5%	58.8%
512 Percival Road	43.6%	46.6%	46.0%
890 Saint Peters Church Road	17.1%	62.6%	88.3%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SST Stockade Self Storage Portfolio Phase I Properties:

Cash Flow Analysis(1)
	2010	2011	TTM 7/31/2012	Underwritten	Underwritten $ per SF
Base Rent	$2,815,727	$3,164,874	$3,371,028	$3,732,364	$6.79
Gross Up Vacancy	0	0	0	1,937,163	3.52
Total Rent Revenue	$2,815,727	$3,164,874	$3,371,028	$5,669,527	$10.32
Other Rental Revenue	129,959	161,487	175,026	181,762	0.33
Less Vacancy & Credit Loss	(12,691)	(4,558)	(4,633)	(2,218,498)	(4.04)
Effective Gross Income	$2,932,995	$3,321,803	$3,541,421	$3,632,791	$6.61

Total Operating Expenses	$1,443,924	$1,679,056	$1,716,265	$1,768,504	$3.22

Net Operating Income	$1,489,071	$1,642,747	$1,825,156	$1,864,288	$3.39
Replacement Reserves	0	0	0	82,440	0.15
Net Cash Flow	$1,489,071	$1,642,747	$1,825,156	$1,781,848	$3.24

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Union (“EU”) have implemented Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date only where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EU-regulated credit institution unless, among other conditions, (a) the originator, sponsor or original lender for the securitization has explicitly disclosed to the EU-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an on-going basis.  For purposes of Article 122a, an EU-regulated credit institution may be subject to the capital requirements as a result of activities of its overseas affiliates, possibly including those that are based in the United States.  Requirements similar to the retention requirement in Article 122a are scheduled to apply in the future to investment in securitizations by EEA insurance and reinsurance undertakings and by investment funds managed by EEA alternative investment fund managers. None of the Sponsors, the Depositor or the Issuing Entity has taken, or intends to take, any steps to comply with the requirements of Article 122a.  As neither the Depositor nor any Sponsor will retain a 5% net economic interest with respect to the offered certificates in one of the forms prescribed by Article 122a, the adverse effect of Article 122a to EU–regulated institutions and their affiliates may cause them not to invest in the Certificates.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed  to implement  the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan or to sell the mortgaged property at a price sufficient to permit repayment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a subordinate mortgagee or mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the Depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Archetype Mortgage Capital LLC will guarantee the obligations of Archetype Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the Depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the "FDIC Safe Harbor") from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Mortgage Company (“GSMC”), to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the Depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC and therefore beyond the FDIC’s repudiation powers if GS Bank became subject to a receivership or conservatorship. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the Series 2012-GC8 master servicer, Series 2012-GC8 special servicer and the controlling class on the Series 2012-GC8 transaction, the subordinate mortgagee or holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the Series 2012-GC8 master servicer, Series 2012-GC8 special servicer and the controlling class on the Series 2012-GC8 transaction, subordinate mortgagee or holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GSCMC, GSCRE, two of the originators, and Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the Depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the Depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by the rating agencies engaged by the Depositor may adversely impact the liquidity, market value or regulatory characterization of those offered certificates.

■	Tax Considerations

—	The offered certificates, will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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